Rule 497(b)
                           Registration No. 33-29989


                  Note:  Part A of This Prospectus May Not Be
                   Distributed Unless Accompanied by Part B.

                          MUNICIPAL SECURITIES TRUST

                             MULTI-STATE SERIES 38

------------------------------------------------------------------------------

            The Trust consists of 3 separate unit investment trusts designated California Trust, New York Trust and Pennsylvania Trust (the "State Trusts"). Each State Trust contains an underlying portfolio of long-term tax-exempt bonds issued by or on behalf of states, municipalities and public authorities and was formed to preserve capital and to provide interest income (including, where applicable, earned original issue discount) which, in the opinions of bond counsel to the respective issuers, is, with certain exceptions, currently exempt from regular Federal income tax (including where applicable earned original discount) under existing law. In addition, in the opinion of counsel to the Sponsor, the interest income of each State Trust is exempt, to the extent indicated, from state and local taxes when held by residents of the state where the issuers of bonds in such State Trust are located. Such interest income may, however, be a specific preference item for purposes of Federal individual and/or corporate alternative minimum tax. Investors may recognize taxable capital gain or ordinary income, to the extent of accrued market discount, upon maturity or earlier receipt of principal payments with respect to the bonds. (See "Tax Status" and "The Portfolios--General.") The Sponsors are Reich & Tang Distributors L.P. and Gruntal & Co., Incorporated (sometimes referred to as the "Sponsor" or the "Sponsors"). The value of the Units of the Trust will fluctuate with the value of the underlying bonds.
Minimum purchase:  1 Unit.

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            This Prospectus consists of two parts. Part A contains the Summary of Essential Information including descriptive material relating to each State Trust as of June 30, 1996 (the "Evaluation Date"), a summary of certain specific information regarding each State trust and audited financial statements of each State Trust, including the related portfolio, as of the Evaluation Date. Part B of this Prospectus contains a general summary of the State Trusts.

                  Investors Should Read and Retain Both Parts
                   of This Prospectus for Future Reference.

------------------------------------------------------------------------------

                                         Principal        Secondary Market
                          Number of      Amount of         Offering Price
                            Units          Bonds         per Unit (6/30/96)

California Trust            1,871       $1,510,000              $823.37
New York Trust              4,826       $3,830,000              $834.02
Pennsylvania Trust          1,652       $1,540,000              $942.80
------------------------------------------------------------------------------

      THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                    Prospectus Part A Dated October 31, 1996
81650.1

            THE TRUST. The Trust consists of three separate unit investment trusts designated California Trust, New York Trust and Pennsylvania Trust (the "State Trusts"). Each State Trust has been formed to preserve capital and to provide interest income (including, where applicable, earned original issue discount) which, in the opinions of bond counsel to the respective issuers, is, with certain exceptions, currently exempt from regular federal income tax under existing law through investment in a fixed, diversified portfolio of long-term bonds (the "Bonds") issued by or on behalf of the State for which such Trust is named and political subdivisions, municipalities and public authorities thereof and of Puerto Rico and its public authorities. A Trust designated as a short/intermediate-term trust must have a dollar-weighted average portfolio maturity of more than two years but less than five years; a Trust designated as an intermediate-term trust must have a dollar-weighted average portfolio maturity of more than three years but not more than ten years; a Trust designated as an intermediate/long-term trust must have a dollar-weighted average portfolio maturity of more than ten years but less than fifteen years; and a Trust designated as a long-term trust must have a dollar-weighted average portfolio maturity of more than ten years. Although the Supreme Court has determined that Congress has the authority to subject interest on bonds such as the Bonds in the Trust to regular federal income taxation, existing law excludes such interest from federal income tax. In addition, in the opinion of counsel to the Sponsor, the interest income of each State Trust is exempt, to the extent indicated, from state and local taxes when held by residents of the state where the issuers of the Bonds in such State Trust are located. Such interest income may, however, be subject to the federal corporate alternative minimum tax and to state and local taxes in other jurisdictions. (See "Description of Portfolios" in this Part A for a description of those Bonds which pay interest income subject to the federal individual alternative minimum tax. See also "Tax Status" in Part B of this Prospectus.) The State Trusts contain bonds that were acquired at prices which resulted in the portfolios as a whole being purchased at a deep discount from par value. The portfolio may also include bonds issued at a substantial original issue discount, some of which may be Zero Coupon Bonds that provide for payment at maturity at par value, but do not provide for the payment of current interest. Gain on the disposition of a Bond or a Unit purchased at a market discount generally will be treated as ordinary income, rather than capital gain, to the extent of accrued market discount. Some of the Bonds in the portfolio may have been purchased at an aggregate premium over par. (See "Tax Status" in Part B of this Prospectus.) Some of the Bonds in the Trust have been issued with optional refunding or refinancing provisions ("Refunded Bonds") whereby the issuer of the Bond has the right to call such Bond prior to its stated maturity date (and other than pursuant to sinking fund provisions) and to issue new bonds ("Refunding Bonds") in order to finance the redemption. Issuers typically utilize refunding calls in order to take advantage of lower interest rates in the marketplace. Some of these Refunded Bonds may be called for redemption pursuant to pre-refunding provisions ("Pre-Refunded Bonds") whereby the proceeds from the issue of the Refunding Bonds are typically invested in government securities in escrow for the benefit of the holders of the Pre-Refunded Bonds until the refunding call date. Usually, Pre-Refunded Bonds will bear a triple-A rating because of this escrow. The issuers of Pre-Refunded Bonds must call such Bonds on their refunding call date. Therefore, as of such date, the Trust will receive the call price for such bonds but will cease receiving interest income with respect to them. For a list of those Bonds which are Pre-Refunded Bonds, if any, as of the Evaluation Date, see "Notes to Financial Statements" in this Part A. All of the Bonds in each State Trust were rated "A" or better by Standard & Poor's Corporation or Moody's Investors Service, Inc. at the time originally deposited in the State Trusts. For a discussion of the significance of such ratings, see "Description of Bond Ratings" in Part B of this Prospectus and for a list of ratings on the Evaluation Date see the "Portfolio". The payment of interest and preservation of capital are, of course, dependent upon the continuing ability of the issuers of the Bonds to meet their obligations.

81650.1
                                     A-2

There can be no assurance that the Trusts' investment objectives will be achieved. Investment in the Trust should be made with an understanding of the risks which an investment in long-term fixed rate debt obligations may entail, including the risk that the value of the underlying portfolio will decline with increases in interest rates, and that the value of Zero Coupon Bonds is subject to greater fluctuation than coupon bonds in response to such changes in interest rates. Each Unit represents a fractional undivided interest in the principal and net income of each State Trust. The principal amount of Bonds deposited in such State Trust per Unit is reflected in the Summary of Essential Information. Each State Trust will be administered as a distinct entity with separate certificates, expenses, books and records. (See "The Trust--Organization" in Part B of this Prospectus.) The Units being offered hereby are issued and outstanding Units which have been purchased by the Sponsor in the secondary market.

            PUBLIC OFFERING PRICE. The secondary market Public Offering Price of each Unit is equal to the aggregate bid price of the Bonds in the Trust divided by the number of Units outstanding, plus a sales charge of 4.82% for the California Trust, 4.35% for the New York Trust and 2.29% for the Pennsylvania Trust of the Public Offering Price, or 5.064% for the California Trust, 4.547% for the New York Trust and 2.343% for the Pennsylvania Trust of the net amount invested in Bonds per Unit. The sales charge for secondary market purchases is based upon the number of years remaining to maturity of each bond in the Trust's portfolio. (See "Public Offering" in Part B of this Prospectus.) In addition, accrued interest to the expected date of settlement is added to the Public Offering Price. If Units of the California Trust had been purchased on the Evaluation Date, the Public Offering Price per Unit would have been $823.37 plus accrued interest of $11.91 under the monthly distribution plan, $16.10 under the semi-annual distribution plan and $40.38 under the annual distribution plan, for a total of $835.28, $839.47 and $863.75, respectively. If Units of the New York Trust had been purchased on the Evaluation Date, the Public Offering Price per Unit would have been $834.02 plus accrued interest of $10.05 under the monthly distribution plan, $14.40 under the semi-annual distribution plan and $43.14 under the annual distribution plan, for a total of $844.07, $848.42 and $877.16, respectively. If Units of the Pennsylvania Trust had been purchased on the Evaluation Date, the Public Offering Price per Unit would have been $942.80 plus accrued interest of $10.22 under the monthly distribution plan, $15.33 under the semi-annual distribution plan and $46.86 under the annual distribution plan, for a total of $953.02, $958.13 and $989.66, respectively. The Public Offering Price per Unit can vary on a daily basis in accordance with fluctuations in the aggregate bid price of the Bonds. (See "Summary of Essential Information" and "Public Offering--Offering Price" in Part B of this Prospectus.)

            ESTIMATED LONG TERM RETURN AND ESTIMATED CURRENT RETURN. Units of each Trust are offered to investors on a "dollar price" basis (using the computation method previously described under "Public Offering Price") as distinguished from a "yield price" basis often used in offerings of tax exempt bonds (involving the lesser of the yield as computed to maturity of bonds or to an earlier redemption date). Since they are offered on a dollar price basis, the rate of return on an investment in Units of each Trust is measured in terms of "Estimated Current Return" and "Estimated Long Term Return".

            Estimated Long Term Return is calculated by: (1) computing the yield to maturity or to an earlier call date (whichever results in a lower yield) for each Bond in the Trust's portfolio in accordance with accepted bond practices, which practices take into account not only the interest payable on the Bond but also the amortization of premiums or accretion of discounts, if any; (2) calculating the average of the yields for the Bonds in the Trust's portfolio by weighing each Bond's yield by the market value of the Bond and by the amount of time remaining to the date to which the Bond is priced (thus creating an average yield for the portfolio of the Trust); and (3) reducing

81650.1
                                     A-3
the average yield for the portfolio of the Trust in order to reflect estimated fees and expenses of the Trust and the maximum sales charge paid by investors. The resulting Estimated Long Term Return represents a measure of the return to investors earned over the estimated life of the Trust. (For the Estimated Long Term Return to Certificateholders under the monthly, semi-annual and annual distribution plans, see "Summary of Essential Information".)

            Estimated Current Return is a measure of the Trust's cash flow. Estimated Current Return is computed by dividing the Estimated Net Annual Interest Income per Unit by the Public Offering Price per Unit. In contrast to the Estimated Long Term Return, the Estimated Current Return does not take into account the amortization of premium or accretion of discount, if any, on the Bonds in the portfolio of the Trust. Moreover, because interest rates on Bonds purchased at a premium are generally higher than current interest rates on newly issued bonds of a similar type with comparable rating, the Estimated Current Return per Unit may be affected adversely if such Bonds are redeemed prior to their maturity.

            The Estimated Net Annual Interest Income per Unit of the Trust will vary with changes in the fees and expenses of the Trustee and the Evaluator applicable to the Trust and with the redemption, maturity, sale or other disposition of the Bonds in the Trust. The Public Offering Price will vary with changes in the bid prices of the Bonds. Therefore, there is no assurance that the present Estimated Current Return or Estimated Long Term Return will be realized in the future. (For the Estimated Current Return to Certificateholders under the monthly, semi-annual and annual distribution plans, see "Summary of Essential Information". See "Estimated Long Term Return and Estimated Current Return" in Part B of this Prospectus.)

            A schedule of cash flow projections is available from the Sponsor upon request.

            DISTRIBUTIONS. Distributions of interest income, less expenses, will be made by the Trust either monthly, semi-annually or annually depending upon the plan of distribution applicable to the Unit purchased. A purchaser of a Unit in the secondary market will actually receive distributions in accordance with the distribution plan chosen by the prior owner of such Unit and may thereafter change the plan as provided under "Interest and Principal Distributions" in Part B of this Prospectus. Distributions of principal, if any, will be made semi-annually on June 15 and December 15 of each year. (See "Rights of Certificateholders--Interest and Principal Distributions" in Part B of this Prospectus. For estimated monthly, semi-annual and annual interest distributions, see "Summary of Essential Information.")

            MARKET FOR UNITS. The Sponsors, although not obligated to do so, intend to maintain a secondary market for the Units at prices based on the aggregate bid price of the Bonds in the Trust portfolio. The secondary market repurchase price is based on the aggregate bid price of the Bonds in the Trust portfolio, and the reoffer price is based on the aggregate bid price of the Bonds plus a sales charge of 4.82% for the California Trust, 4.35% for the New York Trust and 2.29% for the Pennsylvania Trust of the Public Offering Price (5.064% for the California Trust, 4.547% for the New York Trust and 2.343% for the Pennsylvania Trust of the net amount invested) plus net accrued interest. If a market is not maintained, a Certificateholder will be able to redeem his or her Units with the Trustee at a price also based on the aggregate bid price of the Bonds. (See "Sponsor Repurchase" and "Public Offering--Offering Price" in Part B of this Prospectus.)

            TOTAL REINVESTMENT PLAN. Certificateholders under the semi-annual and annual plans of distribution have the opportunity to have all their regular interest distributions, and principal distributions, if any, reinvested in available series of "Insured Municipal Securities Trust" or

81650.1
                                     A-4

"Municipal Securities Trust." (See "Total Reinvestment Plan" in Part B of this Prospectus. Residents of Texas, see "Total Reinvestment Plan for Texas Residents" in Part B of this Prospectus.) The Plan is not designed to be a complete investment program.

            For additional information regarding the Public Offering Price and Estimated Current Return and Estimated Long Term Return for Units of each State Trust, descriptions of interest and principal distributions, repurchase and redemption of Units and other essential information regarding the Trusts, please refer to the Summary of Essential Information for the particular State
Trust on one of the immediately succeeding pages.

81650.1
                                     A-5

                          MUNICIPAL SECURITIES TRUST
                             MULTI-STATE SERIES 38

                               CALIFORNIA TRUST

             SUMMARY OF ESSENTIAL INFORMATION AS OF JUNE 30, 1996

Date of Deposit*:  August 24, 1989           Minimum Principal Distribution:
Principal Amount of Bonds . $1,510,000         $1.00 per Unit.
Number of Units ........... 1,871            Weighted Average Life
Fractional Undivided Inter-                    to Maturity:  17.0 Years.
 est in Trust per Unit .... 1/1871           Minimum Value of Trust:
Principal Amount of                            Trust may be terminated if value
 Bonds per Unit ........... $807.06            of Trust is less than $800,000
Secondary Market Public                        in principal amount of Bonds.
 Offering Price**                            Mandatory Termination Date:
 Aggregate Bid Price                           The earlier of December 31, 2038
  of Bonds in Trust........ $1,469,694.29+++   or the disposition of the last
 Divided by 1,871 Units ... $785.51          Bond in the Trust.
 Plus Sales Charge of 4.82%                  Trustee***:  The Chase Manhattan
  of Public Offering Price  $37.86             Bank.
 Public Offering Price                       Trustee's Annual Fee:  Monthly
  per Unit ................ $823.37+           plan $1.05 per $1,000; semi-
Redemption and Sponsors'                       annual plan $.60 per $1,000; and
 Repurchase Price                              annual plan is $.35 per $1,000.
 per Unit ................. $785.51+        Evaluator:  Kenny S&P Evaluation
                                   +++         Services.
                                   ++++      Evaluator's Fee for Each
Excess of Secondary Market                     Evaluation:  Minimum of $15 plus
 Public Offering Price                         $.25 per each issue of Bonds in
 over Redemption and                           excess of 50 issues (treating
 Sponsors' Repurchase                          separate maturities as separate
 Price per Unit ........... $37.86++++         issues).
Difference between Public                    Sponsors:  Reich & Tang
 Offering Price per Unit                       Distributors L.P. and Gruntal &
 and Principal Amount per                      Co., Incorporated
 Unit Premium/(Discount) .. $16.31           Sponsors' Annual Fee:  Maximum of
Evaluation Time:  4:00 p.m.                    $.25 per $1,000 principal amount
 New York Time.                                of Bonds (see "Trust Expenses
                                               and Charges" in Part B of this
                                               Prospectus).


      PER UNIT INFORMATION BASED UPON INTEREST DISTRIBUTION PLAN ELECTED

                                          Monthly     Semi-Annual    Annual
                                          Option        Option       Option

Gross annual interest income# .........   $46.98       $46.98         $46.98
Less estimated annual fees and
  expenses ............................     2.04         1.75           2.69
Estimated net annual interest             ______       ______         ______
  income (cash)# ......................   $44.94       $45.23         $44.29
Estimated interest distribution# ......     3.74        22.61          44.29
Estimated daily interest accrual# .....    .1248        .1256          .1230
Estimated current return#++ ...........    5.46%        5.49%          5.38%
Estimated long term return++ ..........    5.06%        5.10%          4.97%
Record dates ..........................   1st of      Dec. 1 and     Dec. 1
                                          each month  June 1
Interest distribution dates ...........   15th of     Dec. 15 and    Dec. 15
                                          each month  June 15

81650.1
                                     A-6

                          MUNICIPAL SECURITIES TRUST
                             MULTI-STATE SERIES 38

                                NEW YORK TRUST

             SUMMARY OF ESSENTIAL INFORMATION AS OF JUNE 30, 1996

Date of Deposit*:  August 24, 1989           Minimum Principal Distribution:
Principal Amount of Bonds.  $3,830,000         $1.00 per Unit.
Number of Units...........  4,826            Weighted Average Life
Fractional Undivided Inter-                    to Maturity:  14.5 Years.
 est in Trust per Unit....  1/4826           Minimum Value of Trust:
Principal Amount of                            Trust may be terminated if
 Bonds per Unit...........  $793.62            value of Trust is less than
Secondary Market Public                        $2,000,000 in principal amount
 Offering Price**                              of Bonds.
 Aggregate Bid Price                         Mandatory Termination Date:
  of Bonds in Trust.......  $3,857,136.00+++   The earlier of December 31,
 Divided by 4,826 Units...  $799.24            2038 or the disposition of the
 Plus Sales Charge of 4.35%                    last Bond in the Trust.
 of Public Offering Price.  $34.78           Trustee***:  The Chase Manhattan
 Public Offering Price                         Bank.
  per Unit................  $834.02+         Trustee's Annual Fee:  Monthly
Redemption and Sponsors'                       plan $.96 per $1,000; semi-
 Repurchase Price                              annual plan $.50 per $1,000;
 per Unit.................  $799.24+           and annual plan is $.32 per
                                   +++         $1,000.
                                   ++++      Evaluator:  Kenny S&P Evaluation
Excess of Secondary Market                     Services.
 Public Offering Price                       Evaluator's Fee for Each
 over Redemption and                           Evaluation:  Minimum of $15
 Sponsors' Repurchase                          plus $.25 per each issue of
 Price per Unit...........  $34.78++++         Bonds in excess of 50 issues
Difference between Public                      (treating separate maturities
 Offering Price per Unit                       as separate issues).
 and Principal Amount per                    Sponsors:  Reich & Tang
 Unit Premium/(Discount)..  $40.40             Distributors L.P. and Gruntal &
Evaluation Time:  4:00 p.m.                    Co., Incorporated
 New York Time.                              Sponsors' Annual Fee:  Maximum of
                                               $.25 per $1,000 principal amount
                                               of Bonds (see "Trust Expenses and
                                               Charges" in Part B of this
                                               Prospectus).


      PER UNIT INFORMATION BASED UPON INTEREST DISTRIBUTION PLAN ELECTED

                                          Monthly     Semi-Annual    Annual
                                          Option        Option       Option

Gross annual interest income# .........   $53.44       $53.44         $53.44
Less estimated annual fees and
  expenses ............................     1.77         1.25            .57
Estimated net annual interest             ______       ______         ______
  income (cash)# ......................   $51.67       $52.19         $52.87
Estimated interest distribution# ......     4.31        26.09          52.87
Estimated daily interest accrual# .....    .1435        .1450          .1469
Estimated current return#++ ...........    6.19%        6.26%          6.34%
Estimated long term return ++ .........    4.96%        5.02%          5.11%
Record dates ..........................   1st of      Dec. 1 and     Dec. 1
                                          each month  June 1
Interest distribution dates ...........   15th of     Dec. 15 and    Dec. 15
                                          each month  June 15

81650.1
                                     A-7

                          MUNICIPAL SECURITIES TRUST
                             MULTI-STATE SERIES 38

                              PENNSYLVANIA TRUST

             SUMMARY OF ESSENTIAL INFORMATION AS OF JUNE 30, 1996


Date of Deposit*:  August 24, 1989           Minimum Principal Distribution:
Principal Amount of Bonds .  $1,540,000       $1.00 per Unit.
Number of Units ...........  1,652           Weighted Average Life
Fractional Undivided Inter-                    to Maturity:  6.42 Years.
 est in Trust per Unit ....  1/1652          Minimum Value of Trust:
Principal Amount of                            Trust may be terminated if value
 Bonds per Unit ...........  $932.20           of Trust is less than $800,000
Secondary Market Public                        in principal amount of Bonds.
 Offering Price**                            Mandatory Termination Date:
 Aggregate Bid Price                           The earlier of December 31, 2038
  of Bonds in Trust .......  $1,522,697.73+++  or the disposition of the last
 Divided by 1,652 Units ...  $921.73           Bond in the Trust.
 Plus Sales Charge of 2.29%                  Trustee***:  The Chase Manhattan
  of Public Offering Price.  $21.07            Bank.
 Public Offering Price                       Trustee's Annual Fee:  Monthly
  per Unit ................  $942.80           plan $1.05 per $1,000; semi-
Redemption and Sponsors'                       annual plan $.60 per $1,000; and
 Repurchase Price                              annual plan is $.35 per $1,000.
 per Unit .................  $921.73+        Evaluator:  Kenny S&P Evaluation
                                    +++        Services.
                                    ++++     Evaluator's Fee for Each
Excess of Secondary Market                     Evaluation:  Minimum of $15 plus
 Public Offering Price                         $.25 per each issue of Bonds in
 over Redemption and                           excess of 50 issues (treating
 Sponsors' Repurchase                          separate maturities as separate
 Price per Unit ...........  $21.07++++        issues).
Difference between Public                    Sponsors:  Reich & Tang
 Offering Price per Unit                       Distributors L.P. and Gruntal &
 and Principal Amount per                      Co., Incorporated
 Unit Premium/(Discount) ..  $10.60          Sponsors' Annual Fee:  Maximum of
Evaluation Time:  4:00 p.m.                    $.25 per $1,000 principal amount
 New York Time.                                of Bonds (see "Trust Expenses
                                               and Charges" in Part B of this
                                               Prospectus).


      PER UNIT INFORMATION BASED UPON INTEREST DISTRIBUTION PLAN ELECTED

                                          Monthly     Semi-Annual    Annual
                                          Option        Option       Option

Gross annual interest income# .........   $60.94       $60.94         $60.94
Less estimated annual fees and
  expenses ............................     2.41         1.99              -
Estimated net annual interest             ______       ______         ______
  income (cash)# ......................   $58.53       $58.95         $60.94
Estimated interest distribution# ......     4.88        29.48          60.94
Estimated daily interest accrual# .1626    .1626        .1638          .1692
Estimated current return#++ ...........    6.21%        6.25%          6.46%
Estimated long term return ++ .........    4.27%        4.31%          4.29%
Record dates ..........................   1st of      Dec. 1 and     Dec. 1
                                          each month  June 1
Interest distribution dates ...........   15th of     Dec. 15 and    Dec. 15
                                          each month  June 15

81650.1
                                     A-8

                 Footnotes to Summary of Essential Information

   * The Date of Deposit is the date on which the Trust Agreement was signed and the deposit of the Bonds with the Trustee made.

  ** For information regarding offering price per unit and applicable sales charge under the Total Reinvestment Plan, see "Total Reinvestment Plan" in Part B of this Prospectus.

      The proceeds from securities matured July 1, 1996 and certain amounts distributable as of June 30, 1996 are reported in the summary of essential information as if they had been distributed as of year-end.

 *** The Trustee maintains its principal executive office at 270 Park Avenue, New York, New York 10017 and its unit investment trust office at 770 Broadway, New York, New York 10003 (tel. no.: 1-800-882-9898). For information regarding redemption by the Trustee, see "Trustee Redemption" in Part B of this Prospectus.

   + Plus accrued interest to expected date of settlement (approximately three business days after purchase) of $11.91 monthly, $16.10 semi-annually and $40.38 annually for the California Trust, $10.05 monthly, $14.40 semi-annually and $43.14 annually for the New York Trust, and $10.22 monthly, $15.33 semi-annually and $46.86 annually for the Pennsylvania Trust.

  ++ The estimated current return and estimated long term return are increased for transactions entitled to a discount (see "Employee Discounts" in Part B of this Prospectus), and are higher under the semi-annual and annual options due to lower Trustee's fees and expenses.

 +++ Based solely upon the bid side evaluation of the underlying Bonds (including, where applicable, undistributed cash from the principal account). Upon tender for redemption, the price to be paid will be calculated as described under "Trustee Redemption" in Part B of this Prospectus.

++++ See "Comparison of Public Offering Price, Sponsor's Repurchase Price and Redemption Price" in Part B of this Prospectus.

   # Does not include accrual from original issue discount bonds, if any.

81650.1
                                     A-9

                       INFORMATION REGARDING THE TRUSTS
                              AS OF JUNE 30, 1996

DESCRIPTION OF PORTFOLIOS

California Trust*

            Each Unit in the California Trust consists of a 1/1,871st undivided interest in the principal and net income of the Trust in the ratio of one Unit for each $823.37 of principal amount of the Bonds currently held in the Trust. The Sponsor has not participated as a sole underwriter or manager, co-manager or member of an underwriting syndicate from which any of the initial aggregate principal amount of the Bonds were acquired. The portfolio of the California Trust consists of 9 issues of 7 issuers located in California and 2 in Puerto Rico. None of the Bonds are obligations of state and local housing authorities; approximately 13.2% are hospital revenue bonds; and none were issued in connection with the financing of nuclear generating facilities. None of the Bonds are mortgage subsidy bonds. All of the Bonds are subject to redemption prior to their stated maturity dates pursuant to sinking fund or call provisions. The Bonds may also be subject to other calls, which may be permitted or required by events which cannot be predicted (such as destruction, condemnation, termination of a contract, or receipt of excess or unanticipated revenues). None of the Bonds are general obligation bonds. Nine issues representing $1,510,000 of the principal amount of the Bonds are payable from the income of a specific project or authority and are not supported by the issuer's power to levy taxes. The portfolio is divided for purpose of issue as follows: Capital Improvement 1, Civic Center 1, Coal Power 1, Convention Center 1, Electric 1, Hospital 1, Nuclear Power 1 and Water 2. For an explanation of the significance of these factors see "The State Trusts--Portfolios" in Part B of this Prospectus.

            As of June 30, 1996, $1,075,000 (approximately 71.2% of the aggregate principal amount of the Bonds) were original issue discount bonds. Of these original issue discount bonds, $100,000 (approximately 6.6% of the aggregate principal amount of the Bonds) were Zero Coupon Bonds. Zero Coupon Bonds do not provide for the payment of any current interest and provide for payment at maturity at par value unless sooner sold or redeemed. The market value of Zero Coupon Bonds is subject to greater fluctuations than coupon bonds in response to changes in interest rates. Approximately 15.6% of the aggregate principal amount of the Bonds in the Trust were purchased at a "market" discount from par value at maturity, approximately 13.2% were purchased at a premium and none were purchased at par. For an explanation of the significance of these factors see "The Portfolios--Discount and Zero Coupon Bonds" in Part B of this Prospectus.

            None of the Bonds in the California Trust are subject to the Federal individual alternative minimum tax under the Tax Reform Act of 1986.
See "Tax Status" in Part B of this Prospectus.

--------

* Changes in the Trust Portfolio: From July 1, 1996 to September 15, 1996, the entire principal amounts of the Bonds in portfolio nos. 9a and 9b were called for redemption pursuant to pre-refunding provisions and are no longer contained in the Trust. $5,000 of the principal amount of the Bond in portfolio no. 6 was called and is no longer contained in the Trust. $30,000 of the principal amount of the Bond in portfolio no. 4 was sold and is no longer contained in the Trust. 299 Units were redeemed from the Trust.

81650.1
                                     A-10

New York Trust

            Each Unit in the New York Trust consists of a 1/4,826th undivided interest in the principal and net income of the Trust in the ratio of one Unit for each $834.02 of principal amount of the Bonds currently held in the Trust. The Sponsor has not participated as a sole underwriter or manager, co-manager or member of an underwriting syndicate from which any of the initial aggregate principal amount of the Bonds were acquired. The portfolio of the New York Trust consists of 10 issues of 8 issuers located in New York and 2 in Puerto Rico. None of the Bonds are obligations of state and local housing authorities; approximately 35.3% are hospital revenue bonds; and none were issued in connection with the financing of nuclear generating facilities. None are mortgage subsidy bonds. All of the Bonds are subject to redemption prior to their stated maturity dates pursuant to sinking fund or call provisions. The Bonds may also be subject to other calls, which may be permitted or required by events which cannot be predicted (such as destruction, condemnation, termination of a contract, or receipt of excess or unanticipated revenues). None of the Bonds are general obligation bonds. Ten issues representing $3,730,000 of the principal amount of the Bonds are payable from the income of a specific project or authority and are not supported by the issuer's power to levy taxes. The portfolio is divided for purpose of issue as follows: Bridge and Tunnel 1, Dormitory Authority 2, Electric 2, Hospital 3, Power Authority 1 and Water 1. For an explanation of the significance of these factors see "The State Trusts--Portfolios" in Part B of this Prospectus.

            As of June 30, 1996, $745,000 (approximately 20% of the aggregate principal amount of the Bonds) were original issue discount bonds. Of these original issue discount bonds, $250,000 (approximately 6.7% of the aggregate principal amount of the Bonds) were Zero Coupon Bonds. Zero Coupon Bonds do not provide for the payment of any current interest and provide for payment at maturity at par value unless sooner sold or redeemed. The market value of Zero Coupon Bonds is subject to greater fluctuations than coupon bonds in response to changes in interest rates. Approximately 44.8% of the aggregate principal amount of the Bonds in the Trust were purchased at a "market" discount from par value at maturity, approximately 22.2% were purchased at a premium and approximately 13% were purchased at par. For an explanation of the significance of these factors see "The Portfolios--Discount and Zero Coupon Bonds" in Part B of this Prospectus.

            None of the Bonds in the New York Trust are subject to the federal individual alternative minimum tax under the Tax Reform Act of 1986. See "Tax Status" in Part B of this Prospectus.




81650.1
                                     A-11

Pennsylvania Trust*

            Each Unit in the Pennsylvania Trust consists of a 1/1,652nd undivided interest in the principal and net income of the Trust in the ratio of one Unit for each $942.80 of principal amount of the Bonds currently held in the Trust. The Sponsor has not participated as a sole underwriter or manager, co-manager or member of an underwriting syndicate from which any of the initial aggregate principal amount of the Bonds were acquired. The portfolio of the Pennsylvania Trust consists of 10 issues of 9 issuers located in Pennsylvania and 1 in Puerto Rico. None of the Bonds are obligations of state and local housing authorities; approximately 30.8% are hospital revenue bonds; and none were issued in connection with the financing of nuclear generating facilities. None of the Bonds in the trust are mortgage subsidy bonds. All of the Bonds are subject to redemption prior to their stated maturity dates pursuant to sinking fund or call provisions. The Bonds may also be subject to other calls, which may be permitted or required by events which cannot be predicted (such as destruction, condemnation, termination of a contract, or receipt of excess or unanticipated revenues). None of the issues of the principal amount of the Bonds are general obligation bonds. Ten issues representing $1,540,000 of the principal amount of the Bonds are payable from the income of a specific project or authority and are not supported by the issuer's power to levy taxes. The portfolio is divided for purpose of issue as follows: Electric 1, Higher Education 1, Hospital 3, Waste Water 1, Water 2, and Water and Sewer 2. For an explanation of the significance of these factors see "The State Trusts--Portfolios" in Part B of this Prospectus.

            As of June 30, 1996, $365,000 (approximately 23.7% of the aggregate principal amount of the Bonds) were original issue discount bonds. Of these original issue discount bonds, $100,000 (approximately 6.5% of the aggregate principal amount of the Bonds) were Zero Coupon Bonds. Zero Coupon Bonds do not provide for the payment of any current interest and provide for payment at maturity at par value unless sooner sold or redeemed. The market value of Zero Coupon Bonds is subject to greater fluctuations than coupon bonds in response to changes in interest rates. Approximately 32.5% of the aggregate principal amount of the Bonds in the Trust were purchased at a "market" discount from par value at maturity, approximately 17.8% were purchased at a premium and approximately 26% were purchased at par. For an explanation of the significance of these factors see "The Portfolios--Discount and Zero Coupon Bonds" in Part B of this Prospectus.

            None of the Bonds in the Pennsylvania Trust are subject to the federal individual alternative minimum tax under the Tax Reform Act of 1986. See "Tax Status" in Part B of this Prospectus.

--------

* Changes in the Trust Portfolio: From July 1, 1996 to September 15, 1996, the entire principal amount of the Bond in portfolio no. 9 was called for redemption pursuant to pre-refunding provisions and is no longer contained in the Trust. $55,000 of the principal amount of the Bond in portfolio no. 6 was sold and is no longer contained in the Trust. 75 Units were redeemed from the Trust.

81650.1
                                     A-12

                     FINANCIAL AND STATISTICAL INFORMATION


Selected data for each Unit outstanding for the periods listed below:


California Trust

                                                                    Distribu-
                                                                    tions of
                                        Distributions of Interest   Principal
                                       During the Period (per Unit)  During
                            Net Asset**                      Semi-     the
                 Units Out-   Value    Monthly    Annual     Annual  Period
Period Ended      standing   Per Unit  Option     Option     Option (Per Unit)

June 30, 1994       2,000    $1,013.55 $68.16     $68.79     $69.08    -0-
June 30, 1995       1,985       989.35  67.12      67.76      69.09  $ 25.50
June 30, 1996       1,871       801.11  55.16      64.09      55.59   181.03


New York Trust

                                                                    Distribu-
                                                                    tions of
                                        Distributions of Interest   Principal
                                       During the Period (per Unit)  During
                            Net Asset*            Semi-               the
                 Units Out-   Value    Monthly    Annual     Annual  Period
Period Ended      standing   Per Unit  Option     Option     Option (Per Unit)


June 30, 1994       5,000    $1,044.07 $70.44     $71.13     $71.35    -0-
June 30, 1995       4,985     1,041.33  70.51      71.20      71.35    -0-
June 30, 1996       4,826       813.54  62.61      63.19      70.55  $212.46


Pennsylvania Trust

                                                                    Distribu-
                                                                    tions of
                                        Distributions of Interest   Principal
                                       During the Period (per Unit)  During
                            Net Asset*            Semi-               the
                 Units Out-   Value    Monthly    Annual     Annual  Period
Period Ended      standing   Per Unit  Option     Option     Option (Per Unit)

June 30, 1994       2,000    $1,039.19 $68.52     $69.19       -0-     -0-
June 30, 1995       1,834     1,031.85  67.91      68.58       -0-     -0-
June 30, 1996       1,652       963.63  64.76      65.28       -0-   $78.93


--------
** Net Asset Value per Unit is calculated by dividing net assets as disclosed in the "Statement of Net Assets" by the number of Units outstanding as of the date of the Statement of Net Assets. See Note 5 of Notes to Financial Statements for a description of the components of Net Assets.

81650.1
                                     A-13

Report of Independent Accountants

To the Sponsor, Trustee and Certificateholders of
Municipal Securities Trust, Multi-State Series 38

In our opinion, the accompanying statements of net assets, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the portfolios of Municipal Securities Trust, Multi-State Series 38 (the "Trust") at June 30, 1996, the results of their operations, the changes in their net assets and the financial highlights for the year then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 1996 by correspondence with the Trustee, provide a reasonable basis for the opinion expressed above. The financial statements for the prior periods presented were audited by other independent accountants, whose report dated September 15, 1995, except as to Note 7 as to which the date is September 28, 1995, expressed an unqualified opinion on those financial statements.





PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York  10036
October 16, 1996

Municipal Securities Trust, Multistate Series 38

California Trust
Portfolio of Investments
June 30, 1996
----------------------------------------------------------------------------------------------------------------------------------



                                                                                              Redemption
                   Aggregate                                               Coupon Rate/     Feature (2)(4)
  Portfolio        Principal            Name of Issuer and       Ratings    Date(s) of     S.F.-Sinking Fund            Market
     No.             Amount               Title of Bonds           (1)     Maturity (2)     Ref.-Refunding             Value (3)

      1         $        200,000   Calif. Hlth. Facs. Fin.         NR        6.850%         6/01/08 @ 100 S.F.          $ 199,894
                                   Auth. Hosp. Rev. Bonds                    6/01/2019      6/01/99 @ 102 Ref.
                                   (Pacific Presbyterian
                                   Med Centr.) Series 89-A
                                   1989 A (MBIA)

      2                  185,000   Huntington Beach Calif.         NR        7.000          8/01/04 @ 100 S.F.            201,369
                                   Civic Imprvmt. Corp.                      8/01/2019      8/01/99 @ 102 Ref.
                                   Rev. Bonds Certs. of
                                   Part. (1989 Pub. Prkg.
                                   Prjt. Fincg.)

      3                  200,000   Irvine Ranch Calif. Wtr.        A+*       8.250          8/15/09 @ 100 S.F.            212,922
                                   Dstrct. Joint Pwrs.                       8/15/2023      8/15/98 @ 100 Ref.
                                   Agency (Local Agency
                                   Pool) Rev. Bonds Issue
                                   II 1988

      4                  200,000   Los Angeles Cnvntn. &           AAA       6.500          No Sinking Fund               212,326
                                   Exhib. Cntr. Auth. Rfdng.                 8/15/2021      8/15/99 @ 100 Ref.
                                   Bonds Certs. of Part.
                                   1989 Series A

      5                  200,000   M-S-R Pub. Pwr. Agency           A        6.875          7/01/20 @ 100 S.F.            205,932
                                   Calif. San Juan Prjt. Rev.                7/01/2019      1/01/97 @ 102 Ref.
                                   Bonds Series 1987C

      6                  190,000   City of San Buenaventura        A-        6.850          8/01/96 @ 100 S.F.            197,174
                                   Calif. Rev. Bonds Certs.                  8/01/2016      8/01/97 @ 102 Ref.
                                   of Part. (1986 Cap.
                                   Imprvmt. Prjts.)

      7                  100,000   P.R. Elec. Pwr. Auth.         BAA-1*      5.000          No Sinking Fund               88,952
                                   Pwr. Rev. Bonds Series                    7/01/2012      7/01/99 @ 100 Ref.
                                   1989 0

      8                  100,000   P.R. Elec. Pwr. Auth.         BAA-1*      0.000          No Sinking Fund               28,380
                                   Pwr. Rev. Bonds Series                    7/01/2017      None
                                   1989 0


See accompanying footnotes to portfolio and notes to financial statements.

Municipal Securities Trust, Multistate Series 38

California Trust
Portfolio of Investments
June 30, 1996
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Redemption
                   Aggregate                                               Coupon Rate/     Feature (2)(4)
  Portfolio        Principal            Name of Issuer and       Ratings    Date(s) of     S.F.-Sinking Fund        Market
     No.             Amount               Title of Bonds           (1)     Maturity (2)     Ref.-Refunding         Value (3)

     9a         $         65,000   Southern Calf Pub Pwr                     6.875%         7/01/96 @ 102 S.F.      $        66,317
                                   Issue maturity                            7/01/2015      None


     9b                   70,000   Southern Calf Pub Pwr                     6.875          7/01/96 @ 102 S.F.               71,418
                                   Issue maturity                            7/01/2015      None
                 ---------------                                                                                     --------------


                $      1,510,000   Total Investments (Cost (3) $1,373,598)                                          $     1,484,684
                ================                                                                                     ==============


See accompanying footnotes to portfolio and notes to financial statements.

Municipal Securities Trust, Multistate Series 38

New York Trust
Portfolio of Investments
June 30, 1996
------------------------------------------------------------------------------------------------------------------------------------



                                                                                                   Redemption
                   Aggregate                                                   Coupon Rate/      Feature (2)(4)
  Portfolio        Principal            Name of Issuer and          Ratings     Date(s) of      S.F.-Sinking Fund        Market
     No.             Amount               Title of Bonds              (1)      Maturity (2)      Ref.-Refunding         Value (3)

      1         $        500,000   N.Y. State Dorm. Auth.             AAA       7.375%          7/01/00 @ 100 S.F.      $   578,510
                                   Judicial Facs. Lease Rev.                    7/01/2016       None
                                   Bonds Suffolk Cnty.
                                   Issues Series 1986

     2a                  180,000   N.Y. State Dorm. Auth.             AAA       7.125           5/15/10 @ 100 S.F.          196,350
                                   State Univ. Ed. Facs.                        5/15/2017       5/15/99 @ 102 Ref.
                                   Rev. Bonds Series
                                   1989A

     2b                   90,000   N.Y. State Dorm. Auth.             AAA       7.125           5/15/10 @ 100 S.F.           98,175
                                   State Univ. Ed. Facs.                        5/15/2017       5/15/99 @ 102 Ref.
                                   Rev. Bonds Series
                                   1989A

     3a                   65,000   N.Y. State Med. Care               AAA       8.875           2/15/00 @ 100 S.F.           69,931
                                   Facs. Finc. Agency.                          8/15/2007       8/15/97 @ 102 Ref.
                                   Mental Hlth. Svs. Facs.
                                   Imprvmt. Rev. Rfndg.
                                   Bonds 1987 Series A

     3b                  265,000   N.Y. State Med. Care              BBB+       8.875           2/15/00 @ 100 S.F.          282,808
                                   Facs. Finc. Agency                           8/15/2007       8/15/97 @ 102 Ref.
                                   Mental Hlth. Svs. Facs.
                                   Imprvmt. Rev. Rfndg.
                                   Bonds 1987 Series A

      4                  485,000   N.Y. State Med. Care               BBB       7.400           2/15/10 @ 100 S.F.          506,733
                                   Facs. Finc. Agency                           2/15/2019       8/15/99 @ 102 Ref.
                                   Secured Hosp. Rev.
                                   Bonds 1989 Series A

      5                  500,000   N.Y. State Med. Care               AA        7.250           No Sinking Fund             532,955
                                   Facs. Finc. Agency                           2/15/2024       2/15/99 @ 102 Ref.
                                   (Montefiore Med. Cntr.)
                                   Hosp. & Nrsg. Home
                                   FHA-Insrd. Mtg. Rev.
                                   Bonds 1989 Series A

      6                  500,000   Pwr. Auth. of the State of         AA-       8.000           7/01/14 @ 100 S.F.          539,200
                                   N.Y. Gen. Purp. Bonds                        1/01/2017       1/01/98 @ 102 Ref.
                                   Series 1988 V


See accompanying footnotes to portfolio and notes to financial statements.

Municipal Securities Trust, Multistate Series 38

New York Trust
Portfolio of Investments
June 30, 1996
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                   Redemption
                   Aggregate                                                   Coupon Rate/      Feature (2)(4)
  Portfolio        Principal            Name of Issuer and          Ratings     Date(s) of      S.F.-Sinking Fund        Market
     No.             Amount               Title of Bonds              (1)      Maturity (2)      Ref.-Refunding         Value (3)

      7         $        500,000   Triborough Bridge &                AAA       7.125%          No Sinking Fund        $   544,735
                                   Tunnel Auth. Mtg.                            1/01/2019       1/01/00 @ 101 Ref.
                                   Recording Tax Spec.
                                   Oblig. Bonds Series
                                   1989A

      8                  245,000   N.Y. City Munl. Wtr.               A*        5.000           6/15/15 @ 100 S.F.         214,397
                                   Finc. Auth. Wtr. & Swr.                      6/15/2017       None
                                   Sys. Rev. Bonds 1987
                                   Series A

      9                  250,000   P.R. Elec. Pwr. Auth.             BAA1*      5.000           No Sinking Fund            222,380
                                   Pwr. Rev. Bonds Series                       7/01/2012       7/01/99 @ 100 Ref.
                                   1989 )

     10                  250,000   P.R. Elec. Pwr. Auth.             BAA1*      0.000           No Sinking Fund             70,950
                                   Rev. Bonds Series 1989                       7/01/2017       None
                                   0
                ----------------                                                                                       ------------


                $      3,830,000   Total Investments (Cost (3) $3,553,079)                                             $ 3,857,124
                ================                                                                                       ============


See accompanying footnotes to portfolio and notes to financial statements.

Municipal Securities Trust, Multistate Series 38

Pennsylvania Trust
Portfolio of Investments
June 30, 1996
------------------------------------------------------------------------------------------------------------------------------------



                                                                                                    Redemption
                   Aggregate                                                     Coupon Rate/     Feature (2)(4)
  Portfolio        Principal             Name of Issuer and           Ratings     Date(s) of     S.F.-Sinking Fund          Market
     No.             Amount                Title of Bonds               (1)      Maturity (2)     Ref.-Refunding          Value (3)

      1         $        200,000   Penn. Hghr. Ed. Facs.                A+        6.000%        7/01/04 @ 100 S.F.       $  200,512
                                   Auth. Rev. Bonds (Thomas                       7/01/2019     7/01/99 @ 102 Ref.
                                   Jefferson Univ. Life
                                   Sciences Bldg. Prjt.) 1989
                                   Series A

      2                   75,000   Allegheny Cnty. Penn.                AAA       8.250         10/01/09 @ 100 S.F.          80,475
                                   Hosp. Dev. Auth. Rev.                          10/01/2013    10/01/97 @ 102 Ref.
                                   Bonds (Magee-Womens
                                   Hosp.) Series 1988A
                                   (MBIA)

      3                  100,000   Delaware Cnty. Penn. Rgnl.           AAA       7.000         5/01/05 @ 100 S.F.          105,418
                                   Wtr. Qlty. Cntrl. Auth.                        5/01/2012     5/01/99 @ 102 Ref.
                                   (DELCORA) Swr. Rev.
                                   Bonds Series 1989A
                                   (MBIA)

      4                  200,000   Lehigh Cnty. Penn. Gen.              AAA       7.250         1/01/04 @ 100 S.F.          213,352
                                   Purp. Auth. Fac. Rev.                          1/01/2010     1/01/98 @ 102 Ref.
                                   Bonds Series 1984 (Lehigh
                                   Pretreatment Plant Prjt.)
                                   (Financial Guaranty)

      5                  200,000   Lehigh Cnty. Penn. Genl.             A1*       9.000         7/01/06 @ 100 S.F.          214,120
                                   Purp. Auth. Hosp. Rev.                         7/01/2015     7/01/97 @ 102 Ref.
                                   Bonds (Health-East Inc.)
                                   Series C 1987

      6                  200,000   Allegheny Cnty. Penn.                AAA       7.300         10/01/02 @ 100 S.F.         205,732
                                   Monroeville Hosp. Auth.                        10/01/2009    10/01/96 @ 102 Ref.
                                   Hosp. Rev. Bonds (Forbes
                                   Hlth. Sys.) 1985 Series C
                                   (HIBI)

      7                  200,000   No. Penn. Wtr. Auth. Tax             AAA       7.100         11/01/10 @ 100 S.F.         212,244
                                   Exempt Adj. Mode Wtr.                          11/01/2016    11/01/97 @ 102 Ref.
                                   Rev. Bonds Series 1986
                                   (Financial Guaranty)

See accompanying footnotes to portfolio and notes to financial statements.

Municipal Securities Trust, Multistate Series 38

Pennsylvania Trust
Portfolio of Investments
June 30, 1996
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                    Redemption
                   Aggregate                                                     Coupon Rate/     Feature (2)(4)
  Portfolio        Principal             Name of Issuer and           Ratings     Date(s) of     S.F.-Sinking Fund         Market
     No.             Amount                Title of Bonds               (1)      Maturity (2)     Ref.-Refunding         Value (3)

      8         $        200,000   No. Wales Penn. Wtr.                 AAA       7.100%        11/01/10 @ 100 S.F.     $   212,244
                                   Auth. Tax Exempt Adj.                          11/01/2016    11/01/97 @ 102 Ref.
                                   Mode Wtr. Rev. Bonds
                                   Series 1986 (Financial
                                   Guaranty)

      9                   65,000   Philadelphia Penn. Wtr. &                      6.000         7/01/96 @ 100                65,000
                                   Swr. Rev. Bonds Twelfth                        7/01/2016     None
                                   Series Maturity

     10                  100,000   P.R. Elec. Pwr. Auth. Pwr.          BAA-1*     0.000         No Sinking Fund              28,380
                                   Rev. Bonds. Series 1989O                       7/01/2016     None
                 ---------------                                                                                        -----------


                $      1,540,000   Total Investments (Cost (3) $1,450,645)                                              $ 1,537,477
                ================                                                                                        ===========

See accompanying footnotes to portfolio and notes to financial statements.

Municipal Securities Trust, Multistate Series 38

Footnotes to Portfolios - June 30, 1996
-------------------------------------------------------------------------------


(1) All ratings are by Kenny S&P Evaluation Services, a business unit of J.J. Kenny Company, Inc., a subsidiary of The McGraw-Hill Companies, Inc., except for those identified by an asterisk (*) which are by Moody's Investors Service, Inc. A brief description of the ratings symbols and their meanings is set forth under "Description of Bond Ratings" in Part B of the Prospectus.

(2) See "The Trust - Portfolio" in Part B of the Prospectus for an explanation of redemption features. See "Tax Status" in Part B of the Prospectus for a statement of the Federal tax consequences to a Certificateholder upon the sale, redemption or maturity of a bond.

(3) At June 30, 1996, the net unrealized appreciation of all the bonds was comprised of the following.

                                            California              New York             Pennsylvania
                                               Trust                  Trust                  Trust

         Gross Unrealized Appreciation    $     112,550         $      321,365          $      102,102

         Gross Unrealized Depreciation           (1,464)               (17,320)                (15,270)
                                          -------------         --------------          --------------


         Net Unrealized Appreciation      $     111,086         $      304,045          $       86,832
                                          =============         ==============          ==============


(4) The Bonds may also be subject to other calls, which may be permitted or required by events which cannot be predicted (such as destruction, condemnation, termination of a contract, or receipt of excess or unanticipated revenues).


The accompanying notes form an integral part of the financial statements.

Municipal Securities Trust, Multistate Series 38

Statement of Net Assets
June 30, 1996
-------------------------------------------------------------------------------



                                                         California                New York              Pennsylvania
                                                            Trust                    Trust                   Trust

Investments in Securities,
    at Market Value (Cost
    $1,373,598, $3,553,079 and
    $1,450,645, Respectively)                        $    1,484,684            $    3,857,124          $   1,537,477

Other Assets
    Accrued Interest                                         36,263                   103,204                 34,860
                                                             ------                   -------                 ------

        Total Other Assets                                   36,263                   103,204                 34,860
                                                             ------                   -------                 ------


Other Liabilities
    Accrued Expenses                                            245                       382                    214
    Advance from Trustee                                     21,831                    33,761                 24,813
                                                             ------                    ------                 ------

        Total Other Liabilities                              22,076                    34,143                 25,027
                                                             ------                    ------                 ------


Excess of Other Assets Over
Other Liabilities                                            14,187                    69,061                  9,833
                                                             ------                    ------                  -----


Net Assets (1,871, 4,826
    and 1,652 Units
    of Fractional Undivided Interest
    Outstanding, $801.11, $813.54 and
    $936.63 per Unit, Respectively)                  $    1,498,871            $    3,926,185          $   1,547,310
                                                     ==============            ==============          =============

The accompanying notes form an integral part of the financial statements.

Municipal Securities Trust, Multistate Series 38

California Trust
Statement of Operations
June 30, 1996
-------------------------------------------------------------------------------


                                                                         For the Years Ended June 30,
                                                            1996                     1995                    1994

Investment Income
    Interest                                         $      109,224            $      140,386          $     143,043
                                                     --------------            --------------          -------------


Expenses
    Trustee's Fees                                            2,712                     2,796                  2,672
    Evaluator's Fees                                          1,375                     1,374                  1,494
    Sponsor's Fees                                              488                       500                    495
                                                                ---                       ---                    ---


        Total Expenses                                        4,575                     4,670                  4,661
                                                              -----                     -----                  -----


    Net Investment Income                                   104,649                   135,716                138,382
                                                            -------                   -------                -------


Realized and Unrealized Gain (Loss)
    Realized Gain (Loss)
        on Investments                                      (43,305)                   (5,592)                     -
    Change In Unrealized Appreciation
        (Depreciation) on Investments                        31,865                     6,541                (92,978)
                                                             ------                     -----                -------


    Net Gain (Loss) on Investments                          (11,440)                      949                (92,978)
                                                            =======                       ===                =======

        Net Increase in
        Net Assets Resulting from
        Operations                                   $       93,209            $      136,665          $      45,404
                                                     ==============            ==============          =============

The accompanying notes form an integral part of the financial statements.

Municipal Securities Trust, Multistate Series 38

New York Trust
Statement of Operations
June 30, 1996
-------------------------------------------------------------------------------


                                                                         For the Years Ended June 30,
                                                            1996                     1995                    1994

Investment Income
    Interest                                         $      302,768            $      365,994          $     365,749
                                                     --------------            --------------          -------------


Expenses
    Trustee's Fees                                            6,189                     6,529                  6,046
    Evaluator's Fees                                          1,375                     1,374                  1,494
    Sponsor's Fees                                            1,250                     1,250                  1,260
                                                              -----                     -----                  -----


        Total Expenses                                        8,814                     9,153                  8,800
                                                              -----                     -----                  -----


    Net Investment Income                                   293,954                   356,841                356,949
                                                            -------                   -------                -------


Realized and Unrealized Gain (Loss)
    Realized Gain (Loss)                                    (99,579)                        -                      -
      on Investments
    Change in Unrealized Appreciation
    (Depreciation) on Investments                            39,064                   (17,265)              (241,410)
                                                             ------                   -------               --------


    Net Gain (Loss) on Investments                          (60,515)                  (17,265)              (241,410)
                                                            =======                   =======               ========


    Net Increase in Net Assets
     Resulting from Operations                       $      233,439            $      339,576          $     115,539
                                                     ==============            ==============          =============

The accompanying notes form an integral part of the financial statements.

Municipal Securities Trust, Multi-state Series 38

Pennsylvania Trust
Statement of Operations
June 30, 1996
-------------------------------------------------------------------------------


                                                                         For the Years Ended June 30,
                                                            1996                     1995                    1994

Investment Income
    Interest                                         $      112,100            $      139,423          $     143,849
                                                     --------------            --------------          -------------


Expenses
    Trustee's Fees                                            2,638                     2,716                  2,525
    Evaluator's Fees                                          1,375                     1,374                  1,494
    Sponsor's Fees                                              500                       500                    495
                                                                ---                       ---                    ---


        Total Expenses                                        4,513                     4,590                  4,514
                                                              -----                     -----                  -----


    Net Investment Income                                   107,587                   134,833                139,335
                                                            -------                   -------                -------


Realized and Unrealized Gain (Loss)
    Realized Gain (Loss) on
        Investments                                             696                   (14,904)
    Change in Unrealized Appreciation
        (Depreciation) on Investments                       (23,742)                   (2,130)               (72,031)
                                                            -------                    ------                -------


    Net Gain (Loss) on Investments                          (23,046)                  (17,034)               (72,031)
                                                            =======                   =======                =======


        Net Increase in Net Assets
            Resulting from Operations                $       84,541            $      117,799          $      67,304
                                                     ==============            ==============          =============

The accompanying notes form an integral part of the financial statements.

Municipal Securities Trust, Multistate Series 38

California Trust
Statement of Changes in Net Assets
June 30, 1996
-------------------------------------------------------------------------------


                                                                         For the Years Ended June 30,
                                                            1996                     1995                    1994

Operations
    Net Investment Income                            $      104,649            $      135,716          $     138,382
    Realized Gain (Loss) on
        Investments                                         (43,305)                   (5,592)                     -
    Change in Unrealized Appreciation
        (Depreciation) on Investments                        31,865                     6,541                (92,978)
                                                             ------                     -----                -------


        Net Increase in Net Assets
            Resulting from Operations                        93,209                   136,665                 45,404
                                                             ------                   -------                 ------


Distributions to Certificateholders
    Investment Income                                       106,500                   134,306                 136,721
    Principal                                               347,588                    51,000                  -

Redemptions
    Interest                                                  1,848                       227                  -
    Principal                                               102,266                    14,361                  -
                                                            -------                    ------                --------


        Total Distributions
            and Redemptions                                 558,202                   199,894                136,721
                                                            -------                   -------                -------


        Total Increase (Decrease)                          (464,993)                  (63,229)               (91,317)

Net Assets
    Beginning of Year                                     1,963,864                 2,027,093              2,118,410
                                                          ---------                 ---------              ---------


    End of Year (Including
        Undistributed net Investment
        Income of $37,875, $41,574 and
        $40,391, Respectively)                       $    1,498,871            $    1,963,864          $   2,027,093
                                                     ==============            ==============          =============

The accompanying notes form an integral part of the financial statements.

Municipal Securities Trust, Multistate Series 38

New York Trust
Statement of Changes in Net Assets
June 30, 1996
-------------------------------------------------------------------------------


                                                                         For the Years Ended June 30,
                                                            1996                     1995                    1994

Operations
    Net Investment Income                            $      293,954            $      356,841          $     356,949
    Realized Gain (Loss)
        on Investments                                      (99,579)                        -                      -
    Change in Unrealized Appreciation
        (Depreciation) for the Year                          39,064                   (17,265)              (241,410)
                                                             ------                   -------               --------


        Net Increase in Net Assets
            Resulting From Operations                       233,439                   339,576                115,539
                                                            -------                   -------                -------


Distributions to Certificateholders
    Investment Income                                       305,301                   353,470                353,621
    Principal                                             1,041,966                         -                      -

Redemptions
    Interest                                                  4,755                       260                      -
    Principal                                               146,275                    15,128                      -
                                                            -------                    ------


        Total Distributions
            and Redemptions                               1,498,297                   368,858                353,621
                                                          ---------                   -------                -------


        Total Increase (Decrease)                        (1,264,858)                  (29,282)              (238,082)

Net Assets
    Beginning of Year                                     5,191,043                 5,220,325              5,458,407
                                                          ---------                 ---------              ---------


    End of Year (Including
        Undistributed Net Investment
        Income of $90,902, $107,004 and
        $103,893, Respectively)                      $    3,926,185            $    5,191,043          $   5,220,325
                                                     ==============            ==============          =============

The accompanying notes form an integral part of the financial statements.

Municipal Securities Trust, Multistate Series 38

Pennsylvania Trust
Statement of Changes in Net Assets
June 30, 1996
------------------------------------------------------------------------------


                                                                         For the Years Ended June 30,
                                                            1996                     1995                    1994

Operations
    Net Investment Income                            $      107,587            $      134,833          $     139,335
    Realized Gain (Loss) on
        Investments                                             696                   (14,904)                     -
    Change in Unrealized Appreciation
        (Depreciation) on Investments                       (23,742)                   (2,130)               (72,031)
                                                            -------                    ------                -------


        Net Increase in Net Assets
            Resulting from Operations                        84,541                   117,799                 67,304
                                                             ------                   -------                 ------


Distributions to Certificateholders
    Investment Income                                       110,257                   130,945                137,728
    Principal                                               131,655                         -                      -

Redemptions
    Interest                                                  4,302                     5,236                      -
    Principal                                               183,422                   167,588                      -
                                                            -------                   -------                -------


        Total Distributions
            and Redemptions                                 429,636                   303,769                137,728
                                                            -------                   -------                -------


        Total Increase (Decrease)                          (345,095)                 (185,970)               (70,424)

Net Assets
    Beginning of Year                                     1,892,405                 2,078,375              2,148,799
                                                          ---------                 ---------              ---------


    End of Year (Including
        Undistributed net Investment
        Income of $31,806, $38,778 and
        $40,126, Respectively)                       $    1,547,310            $    1,892,405          $   2,078,375
                                                     ==============            ==============          =============

The accompanying notes form an integral part of the financial statements.

Municipal Securities Trust, Multistate Series 38

Notes to Financial Statements
June 30, 1996, 1995 and 1994
------------------------------------------------------------------------------


1.       Organization

         Municipal Securities Trust, Multi-State Series 38 (Trust) was organized on August 24, 1989 under the laws of the State of New York by a Trust Indenture and Agreement, and its registered under the Investment Company Act of 1940. The Trust was formed to preserve capital and to provide interest income which, in the opinions of bond counsel to the respective issuers, is, with certain exceptions, currently exempt from regular Federal Income Tax under existing law but may be subject to state and local tax.

         Effective September 2, 1995, the United States Trust Company of New York was merged into The Chase Manhattan Bank (the "Trustee"). Accordingly, Chase is the successor trustee of the Trust.

2.       Summary of Significant Accounting Policies

         The following is a summary of significant accounting policies consistently followed by the Trust in preparation of its financial statements. The policies are in conformity with generally accepted accounting principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual amounts could differ from those estimates.

         Interest Income
         The discount on the zero-coupon bonds is accreted by the interest method over the respective lives of the bonds. The accretion of such discount is included in interest income; however, it is not distributed until realized in cash upon maturity or sale of the respective bonds.

         Security Valuation
         Investments are carried at market value which is determined by Kenny S&P Evaluation Services, a business unit of J.J. Kenny Company, Inc., a subsidiary of The McGraw-Hill Companies, Inc. The market value of the investments is based upon the bid prices for the bonds at the end of the period, which approximates the fair value of the security at that date, except that the market value on the date of deposit represents the cost to the Trust based on the offering prices for investments at that date. The differences between cost (including accumulated accretion of original issue discount on zero-coupon bonds) and market is reflected as unrealized appreciation (depreciation) of investments. Securities transactions are recorded on the trade date. Realized gains (losses) from securities transactions are determined on the basis of average cost of the securities sold or redeemed.

3.       Income Taxes

         No provision for federal income taxes has been made in the accompanying financial statements because the Trust intends to continue to qualify for the tax treatment applicable to Grantor Trusts under the Internal Revenue Code. Under existing law, if the Trust so qualifies, it will not

                                                                              2
Municipal Securities Trust, Multistate Series 38

Notes to Financial Statements
June 30, 1996, 1995 and 1994
-------------------------------------------------------------------------------


         be subject to federal income tax on net income and capital gains that are distributed to unitholders.

4.       Trust Administration

         The Trustee has custody of assets and responsibility for the accounting records and financial statements of the Trust and is responsible for establishing and maintaining a system of internal control related thereto.

         The Trustee is also responsible for all estimates of expenses and accruals reflected in the Trust's financial statements. The Trust Indenture and Agreement provides for interest distributions as often as monthly (depending upon the distribution plan elected by the Certificateholders).

         The Trust Indenture and Agreement further requires that principal received from the disposition of bonds, other than those bonds sold in connection with the redemption of units, be distributed to Certificateholders.

         The Trust Indenture and Agreement further requires that principal received from the disposition of bonds, other than bonds sold in connection with the redemption of units, be distributions during the years ended June 30, 1995, 1994, and 1993.

         The Trust Indenture and Agreement also requires each state Trust to redeem units tendered. One hundred fourteen, one hundred fifty-nine and one hundred eighty-two units were redeemed by California and New York and Pennsylvania Trusts, respectively during the year ended June 30, 1996. Fifteen units were redeemed by the California and New York Trusts, during the year ended June 30, 1995. One hundred sixty-six units were redeemed by the Pennsylvania Trust during the year ended June 30, 1995. No units were redeemed during the year ended June 30, 1994.

         The Trust pays an annual fee for trustee services rendered by the Trustee that ranges from $.35 to $1.05, for the California and Pennsylvania Trust and $.32 to $.96 for the New York Trust per $1,000 of outstanding investment principal. In addition, a minimum fee of $15 is paid to a service bureau for each portfolio valuation. A maximum fee of $.25 per $1,000 of outstanding investment principal is paid to the Sponsor. For the year ended June 30, 1996, the "Trustee's Fees" are comprised of Trustee fees of $1,105, $2,487, and $1,133 and other expenses of $1,607, $3,702, and $1,505, for the California, New York and Pennsylvania Trusts, respectively. The other expenses include professional, printing and miscellaneous fees.

                                                                              3
Municipal Securities Trust, Multistate Series 38

Notes to Financial Statements
June 30, 1996, 1995 and 1994
-------------------------------------------------------------------------------


5.       Net Assets

         At June 30, 1996, the net assets of the Trust represented the interest of Certificateholders as follows:

                                                         California                New York              Pennsylvania
                                                            Trust                    Trust                   Trust
         Original Cost to
            Certificateholders                       $    2,012,642            $    5,083,268          $   2,024,758
         Less Initial Gross
           Underwriting Commission                          (98,620)                 (249,080)               (99,213)
                                                            -------                  --------                -------

                                                          1,914,022                 4,834,188              1,925,545

         Accumulated Cost of Bonds
           Sold, Matured or Called                         (549,158)               (1,302,963)              (482,094)
         Net Unrealized Appreciation                        111,086                   304,045                 86,832
         Undistributed Net
           Investment Income                                 37,875                    90,902                 31,806
         Distributions in Excess of
           Proceeds from Investments                        (14,954)                       13                (14,779)
                                                            -------                        --                -------


              Total                                  $    1,498,871            $    3,926,185          $   1,547,310
                                                     ==============            ==============          =============


         The original cost to Certificateholders, less the initial gross underwriting commission, represents the aggregate initial public offering price net of the applicable sales charge on 2,000, 5,000 and 2,000 units of fractional undivided interest of the California Trust, New York Trust and Pennsylvania Trust, respectively, as of the date of deposit.

         Undistributed net investment income includes accumulated accretion of original issue discount of $8,734, $21,852 and $7,194 for the California Trust, New York Trust and Pennsylvania Trust, respectively.

6.       Concentration of Credit Risk

         Since the Trust invests a portion of its assets in issuers located in a particular municipal bond, it may be affected by economic and political developments in that municipality. Certain debt obligations held by the Trust are entitled to the benefit of insurance, standby letters of credit or other guarantees of banks or other financial institutions.

7.       Successor Sponsor

         Effective September 28, 1995, Reich & Tang Distributors L.P. ("Reich & Tang") has become the successor sponsor (the "Sponsor") to certain of the unit investments trusts previously sponsored by Bear Stearns & Co. Inc. As successor Sponsor, Reich & Tang has assumed all of the obligations and rights of Bear Stearns & Co. Inc., the previous sponsor.

                                                                              4
Municipal Securities Trust, Multistate Series 38

Notes to Financial Statements
June 30, 1996, 1995 and 1994
-------------------------------------------------------------------------------

8.       Financial Highlights (per unit) *

         Selected data for a unit of the Trust outstanding for the year ended June 30, 1996:

                                                         California             New York            Pennsylvania
                                                            Trust                 Trust                 Trust

         Net Asset Value, Beginning of Period**        $     989.35         $    1,041.33          $   1,031.85
                                                       ------------         -------------          ------------

             Interest Income                                  56.65                 61.72                 64.31
             Expenses                                         (2.37)                (1.80)                (2.59)
                                                              -----                 -----                 -----


             Net Investment Income                            54.28                 59.92                 61.72
                                                              -----                 -----                 -----

             Net Gain or Loss on Investments(1)               47.00                 17.72                 89.55
                                                              -----                 -----                 -----


         Total from Investment Operations                  1,090.63              1,118.97              1,183.12
                                                           --------              --------              --------


         Less Distributions
             to Certificateholders
                 Income                                       55.24                 62.23                 63.26
                 Principal                                   180.28                212.41                 75.53
             for Redemptions
                 Interest                                       .96                   .97                  2.47
                 Principal                                    53.04                 29.82                105.23
                                                              -----                 -----                ------


         Total Distributions                                 289.52                305.43                246.49
                                                             ------                ------                ------


         Net Asset Value, End of Period**              $     801.11         $      813.54          $     963.63
                                                       ------------         -------------          ------------


         See "Financial and Statistical Information" in Part A of this Prospectus for amounts of per unit distributions during the years ended June 30, 1996, 1995 and 1994 based on actual units.

(1) Net gain or loss on investments is a result of changes in outstanding units since July 1, 1995 and the dates of net gain and loss on investments.

--------
* Unless otherwise stated, based upon average units outstanding during the year of 1928 ([1,985 + 1,871]/2) for California Trust.

         Unless otherwise stated, based upon average units outstanding during the year of 4,905.50([4,985+4,826]/2) for New York Trust.

         Unless otherwise stated, based upon average units outstanding during the year of 1,743([1,834+1,652]/2) for Pennsylvania Trust.

**       Based upon actual units outstanding.



                   Note: Part B of This Prospectus May Not Be
                   Distributed Unless Accompanied by Part A.

                       Please Read and Retain Both Parts
                    of the Prospectus for Future Reference.


                           MUNICIPAL SECURITIES TRUST
                               MULTI-STATE SERIES
                             (Multiplier Portfolio)

                               Prospectus Part B


                            Dated: October 31, 1996



                                   THE TRUST

Organization



     "Municipal Securities Trust," Multi-State Series (the "Trust") consists of several separate "unit investment trusts," which may include California Trust, Michigan Trust, New York Trust, Pennsylvania Trust and/or Virginia Trust (collectively, the "State Trusts") designated as set forth in Part A. The State Trusts were created under the laws of the State of New York pursuant to the Trust Indenture and Agreement* (collectively, the "Trust Agreement"), dated the Date of Deposit, among Reich & Tang Distributors L.P., as Sponsor, or depending on the particular Trust, among Reich & Tang Distributors L.P. and Gruntal & Co., Incorporated, as Co-Sponsors (the Sponsors or Co-Sponsors, if applicable, are referred to herein as the "Sponsor"), Kenny S&P Evaluation Services, a business unit of J.J. Kenny Company, Inc., a subsidiary of The McGraw-Hill Companies, as Evaluator, and, depending on the particular State Trust, either The Bank of New York or The Chase Manhattan Bank, as Trustee. The name of the Trustee for a particular State Trust is contained in the "Summary of Essential Information" in Part A. For a description of the Trustee for a particular State Trust, see "Trust Administration--The Trustee." Each State Trust will be administered as a distinct entity with separate certificates, expenses, books and records.



     On the Date of Deposit the Sponsor deposited with the Trustee long-term bonds, including delivery statements relating to contracts for the purchase of certain such bonds (the "Bonds"), and cash or irrevocable letters of credit issued by a major commercial bank in the amount required for such purchases. Thereafter, the Trustee, in exchange for the Bonds so deposited, delivered to the Sponsor the Certificates evidencing the ownership of all Units of the State Trusts. The Trust consists of the interest-bearing bonds described under "The Trust" in Part A of this Prospectus, the interest on which is, in the opinions of bond counsel to the respective issuers given at the time of original delivery of the Bonds, exempt from regular federal income tax under existing law.

     Each "Unit" outstanding on the Evaluation Date represented an undivided interest or pro rata share in the principal and interest of each State Trust in the ratio of one Unit to the principal amount of Bonds in such

--------

* References in this Prospectus to the Trust Agreement are qualified in their entirety by the respective Trust Indentures and Agreements which are incorporated herein by reference.


C/M:  11939.0001 82600.5

State Trust on such date as specified in Part A of this Prospectus. To the extent that any Units of a State Trust are redeemed by the Trustee, the fractional undivided interest or pro rata share in such State Trust represented by each unredeemed Unit of such State Trust will increase, although the actual interest in such State Trust represented by such fraction will remain unchanged. Units will remain outstanding until redeemed upon tender to the Trustee by Certificateholders, which may include the Sponsor, or until the termination of the Trust Agreement.


Objectives


     Each State Trust is one of a series of similar but separate unit investment trusts formed by the Sponsor which offers investors the opportunity to participate in a portfolio of long-term tax-exempt bonds, which may include deep "market" discount and original issue discount bonds, with a greater diversification than they might be able to acquire themselves. The objectives of each State Trust are to preserve capital and to provide interest income which, in the opinions of bond counsel to the respective issuers given at the time of original delivery of the Bonds, is, with certain exceptions, currently exempt from regular federal income tax and from present income taxes of the State for which such Trust is named for residents thereof. Such interest income may, however, be subject to the federal corporate alternative minimum tax and to state and local taxes in other jurisdictions. Investors should be aware that there is no assurance the State Trusts' objectives will be achieved because these objectives are dependent on the continuing ability of the issuers of the Bonds to meet their interest and principal payment requirements, on the continuing satisfaction of the Bonds of the conditions required for the exemptions of interest thereon from regular federal income tax and on the market value of the Bonds, which can be affected by fluctuations in interest rates and other factors.


     Since disposition of Units prior to final liquidation of a State Trust may result in an investor receiving less than the amount paid for such Units (see "Comparison of Public Offering Price, Sponsor's Repurchase Price and Redemption Price"), the purchase of a Unit should be looked upon as a long-term investment. The State Trusts are not designed to be complete investment programs.

The Portfolios--General


     All of the Bonds in the State Trusts were rated "A" or better by Standard & Poor's Ratings Services, A Division of The McGraw-Hill Companies ("Standard & Poor's") or Moody's Investors Service, Inc. ("Moody's") at the time originally deposited in the State Trust. For a list of the ratings of each Bond on the Evaluation Date, see each "Portfolio" in Part A of this Prospectus.


     For information regarding (i) the number of issues in each State Trust,
(ii) the range of fixed maturity of the Bonds, (iii) the number of issues payable from the income of a specific project or authority and (iv) the number of issues constituting general obligations of a government entity, see "The Trust" and "Description of Portfolio" for each State Trust in Part A of this Prospectus.


     When selecting Bonds for the State Trusts, the following factors, among others, were considered by the Sponsor on the Date of Deposit: (a) the quality of the Bonds and whether such Bonds were rated "A" or better by Standard & Poor's or Moody's, (b) the yield and price of the Bonds relative to other tax-exempt securities of comparable quality and maturity, (c) income to the Certificateholders of the State Trusts, (d) the diversification of each State Trust's portfolio, as to purpose of issue and location of issuer, taking into account the availability in the market of issues which meet such State


                                      -2-
C/M:  11939.0001 82600.5

Trust's quality, rating, yield and price criteria and (e) the existence of "market" discount and original issue discount. Subsequent to the Evaluation Date, a Bond may cease to be rated or its rating may be reduced below that specified above. Neither event requires an elimination of such Bond from a State Trust but may be considered in the Sponsor's determination to direct the Trustee to dispose of the Bond. See "Portfolio Supervision." For an interpretation of the bond ratings, see "Description of Bond Ratings."

     Housing Bonds. Some of the aggregate principal amount of the Bonds may consist of obligations of state and local housing authorities whose revenues are primarily derived from mortgage loans to rental housing projects for low to moderate income families. Since such obligations are usually not general obligations of a particular state or municipality and are generally payable primarily or solely from rents and other fees, adverse economic developments including failure or inability to increase rentals, fluctuations of interest rates and increasing construction and operating costs may reduce revenues available to pay existing obligations. See "Description of Portfolio" in Part A for the amount of housing bonds contained therein.



     Hospital Revenue Bonds. Some of the aggregate principal amount of the Bonds may consist of hospital revenue bonds. Ratings of hospital bonds are often initially based on feasibility studies which contain projections of occupancy levels, revenues and expenses. Actual experience may vary considerably from such projections. A hospital's gross receipts and net income will be affected by future events and conditions including, among other things, demand for hospital services and the ability of the hospital to provide them, physicians' confidence in hospital management capability, economic developments in the service area, competition, actions by insurers and governmental agencies and the increased cost and possible unavailability of malpractice insurance. Additionally, a major portion of hospital revenue typically is derived from third-party payors and government programs such as Medicare and Medicaid. Both private third-party payors and government programs have undertaken cost containment measures designed to limit payments. Furthermore, government programs are subject to statutory and regulatory changes, retroactive rate adjustments, administrative rulings and government funding restrictions, all of which may materially decrease the rate of program payments for health care facilities. There can be no assurance that payments under governmental programs will remain at levels comparable to present levels or will, in the future, be sufficient to cover the costs allocable to patients participating in such programs. In addition, there can be no assurance that a particular hospital or other health care facility will continue to meet the requirements for participation in such programs.

     The health care delivery system is undergoing considerable alteration and consolidation. Consistent with that trend, the ownership or management of a hospital or health care facility may change, which could result in (i) an early redemption of bonds, (ii) alteration of the facilities financed by the Bonds or which secure the Bonds, (iii) a change in the tax exempt status of the Bonds or
(iv) an inability to produce revenues sufficient to make timely payment of debt service on the Bonds. Future legislation or changes in the areas noted above, among other things, would affect all hospitals to varying degrees and, accordingly, any adverse change in these areas may affect the ability of such issuers to make payment of principal and interest on such bonds. See "Description of Portfolio" in Part A for the amount of hospital revenue bonds contained therein.



     Nuclear Power Facility Bonds. Certain Bonds may have been issued in connection with the financing of nuclear generating facilities. In view of recent developments in connection with such facilities, legislative and administrative actions have been taken and proposed relating to the development and operation of nuclear generating facilities. The Sponsor is unable to predict whether any such actions or whether any such proposals or

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



litigation, if enacted or instituted, will have an adverse impact on the revenues available to pay the debt service on the Bonds in the portfolio issued to finance such nuclear projects. See "Description of Portfolio" in Part A for the amount of bonds issued to finance nuclear generating facilities contained therein.


     Mortgage Subsidy Bonds. Certain Bonds may be "mortgage subsidy bonds" which are obligations of which all or a significant portion of the proceeds are to be used directly or indirectly for mortgages on owner-occupied residences.
Section 103A of the Internal Revenue Code of 1954, as amended, provided as a general rule that interest on "mortgage subsidy bonds" will not be exempt from Federal income tax. An exception is provided for certain "qualified mortgage bonds." Qualified mortgage bonds are bonds that are used to finance owner-occupied residences and that meet numerous statutory requirements. These requirements include certain residency, ownership, purchase price and target area requirements, ceiling residency, ownership, purchase price and target area requirements, ceiling amounts for state and local issuers, arbitrage restrictions and (for bonds issued after December 31, 1984) certain information reporting, certification, public hearing and policy statement requirements. In the opinions of bond counsel to the issuing governmental authorities, interest on all the Bonds in a Trust that might be deemed "mortgage subsidy bonds" will be exempt from Federal income tax when issued. See "Description of Portfolio" in Part A for the amount of mortgage subsidy Bonds contained therein.


     Mortgage Revenue Bonds. Certain Bonds may be "mortgage revenue bonds." Under the Internal Revenue Code of 1986, as amended (the "Code") (and under similar provisions of the prior tax law) "mortgage revenue bonds" are obligations the proceeds of which are used to finance owner-occupied residences under programs which meet numerous statutory requirements relating to residency, ownership, purchase price and target area requirements, ceiling amounts for state and local issuers, arbitrage restrictions, and certain information reporting certification, and public hearing requirements. There can be no assurance that additional federal legislation will not be introduced or that existing legislation will not be further amended, revised, or enacted after delivery of these Bonds or that certain required future actions will be taken by the issuing governmental authorities, which action or failure to act could cause interest on the Bonds to be subject to federal income tax. If any portion of the Bonds proceeds are not committed for the purpose of the issue, Bonds in such amount could be subject to earlier mandatory redemption at par, including issues of Zero Coupon Bonds (see "Discount and Zero Coupon Bonds"). See "Description of Portfolio" in Part A for the amount of mortgage revenue bonds contained therein.

     Private Activity Bonds. The portfolio of the Trust may contain other Bonds which are "private activity bonds" (often called Industrial Revenue Bonds ("IRBs") if issued prior to 1987) which would be primarily of two types: (1) Bonds for a publicly owned facility which a private entity may have a right to use or manage to some degree, such as an airport, seaport facility or water system and (2) facilities deemed owned or beneficially owned by a private entity but which were financed with tax-exempt bonds of a public issuer, such as a manufacturing facility or a pollution control facility. In the case of the first type, bonds are generally payable from a designated source of revenues derived from the facility and may further receive the benefit of the legal or moral obligation of one or more political subdivisions or taxing jurisdictions. In most cases of project financing of the first type, receipts or revenues of the issuer are derived from the project or the operator or from the unexpended proceeds of the bonds. Such revenues include user fees, service charges, rental and lease payments, and mortgage and other loan payments.


                                      -4-
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     The second type of issue will generally finance projects which are owned by or for the benefit of, and are operated by, corporate entities. Ordinarily, such private activity bonds are not general obligations of governmental entities and are not backed by the taxing power of such entities, and are solely dependent upon the creditworthiness of the corporate user of the project or corporate guarantor.

     The private activity bonds in the Trust have generally been issued under bond resolutions, agreements or trust indentures pursuant to which the revenues and receipts payable under the issuer's arrangements with the users or the corporate operator of a particular project have been assigned and pledged to the holders of the private activity bonds. In certain cases a mortgage on the underlying project has been assigned to the holders of the private activity bonds or a trustee as additional security. In addition, private activity bonds are frequently directly guaranteed by the corporate operator of the project or by another affiliated company. See "Description of Portfolio" in Part A for the amount of private activity bonds contained therein.

     Litigation. Litigation challenging the validity under state constitutions of present systems of financing public education has been initiated in a number of states. Decisions in some states have been reached holding such school financing in violation of state constitutions. In addition, legislation to effect changes in public school financing has been introduced in a number of states. The Sponsor is unable to predict the outcome of the pending litigation and legislation in this area and what effect, if any, resulting change in the sources of funds, including proceeds from property taxes applied to the support of public schools, may have on the school bonds in the State Trusts.

     Legal Proceedings Involving the Trusts. The Sponsor has not been notified or made aware of any litigation pending with respect to any Bonds which might reasonably be expected to have a material effect on the State Trusts other than that which is discussed under "The State Trusts" herein. Such litigation as, for example, suits challenging the issuance of pollution control revenue bonds under recently enacted environmental protection statutes may affect the validity of such Bonds or the tax-free nature of the interest thereon. At any time after the date of this Prospectus, litigation may be instituted on a variety of grounds with respect to the Bonds in the State Trusts. The Sponsor is unable to predict whether any such litigation may be instituted or, if instituted, whether it will have a material adverse effect on a State Trust.

     Other Factors. The Bonds in the State Trusts, despite their optional redemption provisions which generally do not take effect until 10 years after the original issuance dates of such bonds (often referred to as "ten year call protection"), do contain provisions which require the issuer to redeem such obligations at par from unused proceeds of the issue within a stated period. In recent periods of declining interest rates there have been increased redemptions of bonds, particularly housing bonds, pursuant to such redemption provisions. In addition, the Bonds in the State Trusts are also subject to mandatory redemption in whole or in part at par at any time that voluntary or involuntary prepayments of principal on the underlying collateral are made to the trustee for such bonds or that the collateral is sold by the bond issuer. Prepayments of principal tend to be greater in periods of declining interest rates; it is possible that such prepayments could be sufficient to cause a bond to be redeemed substantially prior to its stated maturity date, earliest call date or sinking fund redemption date.

     The Bonds may also be subject to other calls, which may be permitted or required by events which cannot be predicted (such as destruction, condemnation, or termination of a contract).

                                      -5-
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




     In 1976 the federal bankruptcy laws were amended so that an authorized municipal debtor could more easily seek federal court protection to assist in reorganizing its debts so long as certain requirements were met. Historically, very few financially troubled municipalities have sought court assistance for reorganizing their debts; notwithstanding, the Sponsors are unable to predict to what extent financially troubled municipalities may seek court assistance in reorganizing their debts in the future and, therefore, what effect, if any, the applicable federal bankruptcy law provisions will have on the state Trusts.

     The State Trusts may also include "moral obligation" bonds. Under statutes applicable to such bonds, if an issuer is unable to meet its obligations, the repayment of such bonds becomes a moral commitment but not a legal obligation of the state or municipality in question. See "Portfolio" and "Information Regarding the State Trust" for each State Trust in Part A of this Prospectus for the amount of moral obligation bonds contained in each State Trust's portfolio.

     Certain of the Bonds in the State Trusts are subject to redemption prior to their stated maturity dates pursuant to sinking fund or call provisions. A sinking fund is a reserve fund appropriated specifically toward the retirement of a debt. A callable bond is one which is subject to redemption or refunding prior to maturity at the option of the issuer. A refunding is a method by which a bond is redeemed at or before maturity from the proceeds of a new issue of bonds. In general, call provisions are more likely to be exercised when the offering side evaluation of a bond is at a premium over par than when it is at a discount from par. A listing of the sinking fund and call provisions, if any, with respect to each of the Bonds in each State Trust is contained under the "Portfolio" for such State Trust in Part A of this Prospectus. Certificateholders will realize a gain or loss on the early redemption of such Bonds, depending upon whether the price of such Bonds is at a discount from or at a premium over par at the time the Certificateholders Purchase their Units.

     Neither the Sponsor nor the Trustee shall be liable in any way for any default, failure or defect in any of the Bonds. Because certain of the Bonds from time to time may be redeemed or will mature in accordance with their terms or may be sold under certain circumstances, no assurance can be given that the State Trusts will retain their present size and composition for any length of time. The proceeds from the sale of a Bond in a State Trust or from the exercise of any redemption or call provision will be distributed to Certificateholders of such State Trust, except to the extent such proceeds are applied to meet redemptions of Units. See "Trustee Redemption."


     Puerto Rico Bonds. Certain of the Bonds in the Trust may be general obligations and/or revenue bonds of issuers located in Puerto Rico which will be affected by general economic conditions in Puerto Rico. The economy of Puerto Rico is closely integrated with that of the mainland United States. During fiscal year 1995, approximately 89% of Puerto Rico's exports were to the United States mainland, which was also the source of 65% of Puerto Rico's imports. In fiscal 1995, Puerto Rico experienced a $4.6 billion positive adjusted trade balance. The economy of Puerto Rico is dominated by the manufacturing and service sectors. The manufacturing sector has experienced a basic change over the years as a result of increased emphasis on higher wage, high technology industries such as pharmaceuticals, electronics, computers, microprocessors, professional and scientific instruments, and certain high technology machinery and equipment. The service sector, including finance, insurance and real estate, wholesale and retail trade, and hotel and related services, also plays a major role in the economy. It ranks second only to manufacturing in contribution to the gross domestic product and leads all sectors in providing employment. In recent years, the service sector has experienced significant growth in response to and paralleling the


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




expansion of the manufacturing sector. Since fiscal 1985, personal income, both aggregate and per capita, has increased consistently in each fiscal year. In fiscal 1995, aggregate personal income was $27.0 billion ($22.5 billion in 1987 prices) and personal income per capita was $7,296 ($6,074 in 1987 prices). Personal income includes transfer payments to individuals in Puerto Rico under various social programs. Total federal payments to Puerto Rico, which include many types in addition to federal transfer payments, are lower on a per capita basis in Puerto Rico than in any state. Transfer payments to individuals in fiscal 1995 were $5.9 billion, of which $4.0 billion, or 67.6%, represent entitlement to individuals who had previously performed services or made contributions under programs such as Social Security, Veterans Benefits and Medicare. The number of persons employed in Puerto Rico during fiscal 1995 averaged 1,051,000, an increase of 4.0% over fiscal 1994. The unemployment rate in Puerto Rico for fiscal 1995 decreased from 16.0% to 13.8%. The Puerto Rico Planning Board's most recent gross product forecast for fiscal 1996, made in February 1995, showed an increase of 2.7%. The Planning Board's Economic Activity Index, a composite index for thirteen economic indicators, increased
2.7 % for the first seven months of fiscal 1995 compared to the same period of fiscal 1994, which period showed an increase of 1.7% over the same period of fiscal 1993. During the first four months of fiscal 1996 the Index increased 1.8% compared to the same period of fiscal 1995, which period showed an increase of 2.7% over the same period of fiscal 1994. Growth in the Puerto Rico economy in fiscal 1996 depends on several factors, including the state of the United States economy and the relative stability in the price of oil imports, the exchange value of the U.S. dollar, the level of federal transfers and the cost of borrowing.


Discount and Zero Coupon Bonds


     The State Trust portfolios may contain original issue discount bonds. The original issue discount, which is the difference between the initial purchase price of the Bonds and the face value, is deemed to accrue on a daily basis and the accrued portion will be treated as tax-exempt interest income for regular federal income tax purposes. Upon sale or redemption, any gain realized that is in excess of the earned portion of original issue discount will be taxable as capital gain. See "Tax Status." The current value of an original issue discount bond reflects the present value of its face amount at maturity. The market value tends to increase more slowly in early years and in greater increments as the Bonds approach maturity. Of these original issue discount bonds, a portion of the aggregate principal amount of the Bonds in each State Trust may be Zero Coupon Bonds. Zero Coupon Bonds do not provide for the payment of any current interest and provide for payment at maturity at face value unless sooner sold or redeemed. The market value of Zero Coupon Bonds is subject to greater fluctuations than coupon bonds in response to changes in interest rates. Zero Coupon Bonds generally are subject to redemption at compound accredited value based on par value at maturity. Because the issuer is not obligated to make current interest payments, Zero Coupon Bonds may be less likely to be redeemed than coupon bonds issued at a similar interest rate. See "Description of Portfolios" in Part A for the aggregate principal amount of original issue discount bonds in each State Trust's portfolio.


     The State Trust portfolios may also contain Bonds that were purchased at deep "market" discount from par value at maturity. This is because the coupon interest rates on the discount Bonds at the time they were purchased and deposited in the State Trusts were lower than the current market interest rates for newly issued bonds of comparable rating and type. At the time of issuance the discount Bonds were for the most part issued at then current coupon interest rates. The current returns (coupon interest income as a percentage of market price) of discount bonds will be lower than the current returns of comparably rated bonds of similar type newly issued at current interest rates because discount bonds tend to increase in market value as they

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



approach maturity and the full principal amount becomes payable. A discount bond held to maturity will have a larger portion of its total return in the form of capital gain and less in the form of tax-exempt interest income than a comparable bond newly issued at current market rates. Gain on the disposition of a Bond purchased at a market discount generally will be treated as ordinary income, rather than capital gain, to the extent of accrued market discount. Discount bonds with a longer term to maturity tend to have a higher current yield and a lower current market value than otherwise comparable bonds with a shorter term to maturity. If interest rates rise, the value of the bonds will decrease; and if interest rates decline, the value of the bonds will increase. The discount does not necessarily indicate a lack of market confidence in the issuer.


                                THE STATE TRUSTS


     The Sponsor believes the information summarized below describes some of the more significant events relating to the State Trusts. Sources of such information are the official statements of the issuers located in the states of the State Trusts which have been issued in connection with debt offerings by such states, as well as other publicly available documents and information. While the Sponsor has not independently verified such information, it has no reason to believe it is not correct in all material respects.

California Trust


California Economy

     California's economy is the largest among the 50 states and one of the largest in the world. This diversified economy has major components in agriculture, manufacturing, high technology, trade, entertainment, tourism, construction and services. Total State gross domestic product of about $890 billion in 1995 was larger than all but six nations in the world.

     After suffering through a severe recession, California's economy has been on a steady recovery since the start of 1994. Employment has grown by over 500,000 in 1994 and 1995, and the prerecession level of total employment is expected to be matched by early 1996. The strongest growth has been in export-related industries, business services, electronics, entertainment and tourism, all of which have offset the recession-related losses which were heaviest in aerospace and defense-related industries (which accounted for two-thirds of the job losses), finance and insurance. Residential housing construction, with new permits for under 100,000 annual new units issued in 1994 and 1995, is weaker than in previous recoveries, but has been growing slowly since 1993.

     California's July 1, 1994 population of 32.1 million represented over 12% of the United States' population and is concentrated in metropolitan areas. As of the April 1, 1990 census, 96 percent resided in the 23 Metropolitan Statistical Areas in the State. As of July 1, 1994, the 5-county Los Angeles area accounted for 48 percent of the State's population with 15.6 million residents, and the 10-county San Francisco Bay Area represented 21 percent, with a population of 6.6 million.

     California has a large and diverse labor force. The following table presents civilian labor force data for the resident population, age 16 and over, for the years 1989 to 1995.



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


                                  LABOR FORCE
                                                               1989-95

                                      Labor Force Trends (thousands)                                  Unemployment Rate
                    -------------------------------------------------------------------      -----------------------------------

                            Labor                                                                                 United
Year                        Force            Employment            Unemployment                  California       States

1989................        14,518             13,780                  737                         5.1              5.3

1990................        15,136             14,286                  850                         5.6              5.5

1991................        15,118             13,978                1,141                         7.5              6.7

1992................        15,335             13,939                1,396                         9.1              7.4

1993................        15,205             13,995                1,410                         9.2              6.8

1994................        15,462             14,133                1,329                         8.6              6.1

1995................        15,416             14,206                1,201                         7.8              5.6

----------------------

SOURCE:  State of California, Employment Development Department.


     California's employment distribution among nonagricultural industries is fairly similar to the distribution nationally. The following table shows California's nonagricultural employment distribution and growth from 1980 to 1990 and from 1990 to 1995.


                       Payroll Employment By Major Sector
                              1980, 1990 and 1995

                                            Employment                                        % Distribution
                                            (thousands)                                        of Employment
                          -----------------------------------------------    ----------------------------------------------

      Industry Sector              1980           1990           1995            1980             1990               1995
      ---------------              ----           ----           ----            ----             ----               ----

Mining....................           44             39             30            0.4               0.3               0.2

Construction..............          428            605            486            4.3               4.8               3.9

Manufacturing
    Nondurable goods......          639            721            704            6.5               5.7               5.7
    High Technology.......          615            686            476            6.2               5.4               3.8
    Other Durable Goods...          764            690            612            7.8               5.5               4.9

Transportation and
    Utilities.............          546            624            628            5.5               4.9               5.0

Wholesale and Retail
    Trade.................        2,267          3,002          2,935            23.0             23.7               23.6

Finance, Insurance
    and Real Estate.......          623            825            733            6.3               6.5               5.9

Services..................        2,159          3,395          3,734            21.9             26.8               30.0

Government
    Federal...............          334            362            314            3.4               2.9               2.5
    State and Local.......        1,430          1,713          1,787            14.5             13.5               14.4
                                  -----          -----          -----            ----             ----               ----

         TOTAL............        9,849         12,662         12,439            100              100               100
                                  =====         ======         ======            ===              ===               ===

----------------------------

SOURCE: State of California, Employment Development Department and State of
        California, Department of Finance.



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     The State.

     Fiscal Years Prior to 1994-95.


     The 1989-90 Fiscal Year ended with revenues below estimates, so that the State's budget reserve (the Special Fund for Economic Uncertainties or "SFEU") was fully depleted by June 30, 1990. A recession began in mid-1990, which severely affected State General Fund revenues, and increased expenditures above initial budget appropriations due to greater health and welfare costs. The State's budget problems in recent years have also been caused by a structural imbalance in that the largest General Fund Programs -- K-14 education, health, welfare and corrections -- were increasing faster than the revenues base, driven by the State's rapid population growth. These pressures are expected to continue as population trends maintain strong demand for health and welfare services, as the school age population continues to grow, and as the State's corrections program responds to a "Three Strikes" law enacted in 1994, which requires mandatory life prison terms for certain third-time felony offenders.

     As a result of these factors and others, from the late 1980's until 1992-93, the State had a period of budget imbalance. During this period, expenditures exceeding revenues in four out of six years, and the State accumulated and sustained a budget deficit in the SFEU approaching $2.8 billion at its peak at June 30, 1993. Starting in the 1990-91 Fiscal Year and for each fiscal year thereafter, each budget required multibillion dollar actions to bring projected revenues and expenditures into balance. The Legislature and Governor agreed on the following principal steps to produce Budget Acts in the years 1991-92 to 1993-94, including:

     o significant cuts in health and welfare program expenditures;
     o transfers of program responsibilities and funding from the State to local governments (referred to as "realignment"), coupled with some reduction in mandates on local government;
     o transfer of about $3.6 billion in local property tax revenues from cities, counties, redevelopment agencies and some other districts to local school districts, thereby reducing State funding for schools under Proposition 98;
     o reduction in growth of support for higher education programs, coupled with increases in student fees;
     o revenue increases (particularly in the 1991-92 Fiscal Year budget), most of which were for a short duration;
     o increased reliance on aid from the federal government to offset the costs of incarcerating, educating and providing health and welfare services to illegal immigrants; and
     o various one-time adjustments and accounting changes.

     Despite these budget actions, as noted, the effects of the recession led to large, unanticipated deficits in the budget reserve, the SFEU, as compared to projected positive balances. By the 1993-94 Fiscal Year, the accumulated deficit wa so large that it was impractical to budget to retire it in one year, so a two-year program was implemented, using the issuance of revenue anticipation warrants to carry a portion of the deficit over the end of the fiscal year. When the economy failed to recover sufficiently in 1993-94, a second two-year plan was implemented in 1994-95.


     1994-95 Fiscal Year


     The Governor's Budget Proposal for the 1994-95 Fiscal Year, as updated in May and June 1994, recognized that the accumulated deficit could not be repaid in one year, and proposed a two-year solution designed to eliminate the accumulated budget deficit, estimated at about $1.8 billion at June 30, 1994, by June 30, 1996.


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     The 1994-95 Budget Act, signed by the Governor on July 8, 1994, projected
General Fund revenues and transfers of $41.9 billion, $2.1 billion more than actual revenues received in 1993-94, and expenditures of $0.9 billion, an increase of $1.6 billion from the prior year. As a result of the improving economy, the Department of Finance's final estimates for the fiscal year showed revenues and transfers of $42.7 billion and expenditures of $42.0 billion, reducing the accumulated budget deficit to about $600 million.

     The principal features of the 1994-95 Budget Act were the following:

     1. Receipt of additional federal aid of about $760 million for costs of refugee assistance and costs of incarceration and medical care for illegal immigrants. Only about $33 million of this amount was received, with about another $98 million scheduled to be received in the 1995-96 Fiscal Year.

     2. Reduction of approximately $1.1 billion in health and welfare costs. Certain of these actions were blocked by legal challenges.

     3. A General Fund increase of approximately $38 million in support for the University of California and $65 million for California State University, accompanied by student fee increases for both the University of California and California State University.

     4. Proposition 98 funding for K-14 schools was increased by $526 million from 1993-94 Fiscal Year levels, representing an increase for enrollment growth and inflation. Consistent with previous budget agreements, Proposition 98 funding provided approximately $4,217 per student for K-12 schools, equal to the level in the prior three years.

     5. Additional miscellaneous cuts ($500 million), fund transfers ($255 million), and adjustment to prior years' legislation concerning property tax shifts for local governments ($300 million).

     The 1994-95 Budget Act contained no tax increases. Under legislation enacted for the 1993-94 Budget Act, the renters' tax credit was suspended for two years (1993 and 1994). A ballot proposition to permanently restore the renters' tax credit after this year failed at the June 1994 election. the Legislature enacted a further one-year suspension of the renters' tax credit, for 1995, saving about $390 million in the 1995-96 Fiscal Year.

Budget Adjustment Law

     The State's cash flow management plan for the 1994-95 Fiscal Year included the issuance of $4.0 billion of Revenue Anticipation Warrants, Series C and D (the "RAWs") on July 26, 1994, to mature on april 25, 1996, as part of a two-year plan to retire the accumulated State budget deficit. To assure repayment of the RAWs, the Legislature enacted a backup mechanism which could result in automatic expenditure cuts if projected revenues did not meet certain targets, the "Budget Adjustment Law").

     The third and last step in the Budget Adjustment Law process occurred on October 16, 1995, when the State Controller issued a report (the "October Trigger Report") reviewing the estimated cash condition of the General Fund for the 1995-96 Fiscal Year. The State Controller estimated that the General Fund would have at least $1.4 billion in internal cash resources on June 30, 1996 (i.e, external borrowing would not be needed on June 30, 1996). As a result of this finding, certain provisions of the Budget Adjustment Law, which could have ultimately led to automatic, automatic, across-the-board cuts in the General Fund budget, will not have to be implemented. (Likewise, an earlier report issued on November 15, 1994, avoided implementation of any automatic budget cuts in the 1994-95 fiscal year.)


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



     1995-96 Fiscal Year


     With strengthening revenues and reduced caseload growth based on an improving economy, the State entered the 1995-96 Fiscal Year budget negotiations with the smallest nominal "budget gap" to be closed in many years. Nonetheless, serious policy differences between the Governor and Legislature prevented timely enactment of the budget. The 1995-96 Budget Act was signed by the Governor on August 3, 1995, 34 days after the start of the fiscal year. The Budget Act projected General Fund revenues and transfers of $44.1 billion, a
3.5 percent increase from the prior year. Expenditures were budgeted at $43.4 billion, a 4 percent increase. The Department of Finance projected that, after repayment the last of the carryover budget deficit, there would be a positive balance of $28 million in the budget reserve, the Special Fund for Economic Uncertainties, at June 30, 1996. The Budget Act also projected Special Fund revenues of $12.7 billion and appropriated Special Fund expenditures of $13.0 billion.

     The Department of Finance's May Revision to the 1996-97 Governor's Budget, released on May 21, 1996 (the "May Revision"), updated the projections for the 1995-96 Fiscal Year, so that revenues and transfers were estimated to be $46.1 billion, some $2 billion over the original fiscal year estimate, which was attributed to the strong economic recovery. Expenditures also increased, to an estimated $45.4 billion, as a result of the requirement to expend revenues for schools under Proposition 98, and, among other things, failure of the federal government to enact welfare reform and to budget new aid for illegal immigrant costs, both of which the Administration had counted on to allow reductions in State costs. The Special Fund for Economic Uncertainties was projected to have a small negative balance of about $70 million at June 30, 1996, all but eliminating the accumulated budget deficit from the early 1990's. The Department also estimated that on June 30, 1996, available internal borrowable resources (available cash, after payment of all obligations due) would be about $4 billion, representing a significant improvement in the State's cash position, and ending the need for deficit borrowing over the end of the fiscal year. The State's improved cash position allowed it to repay the $4.0 billion Revenue Anticipation Warrant issue on April 25, 1996, and to issue only $2.0 billion of revenue anticipation notes during the fiscal year, which matured on June 28, 1996.

     The following were the principal features of the 1995-96 Budget Act:

          1. Proposition 98 funding for schools and community colleges was originally budgeted to increase by about $1.0 billion (General Fund) and $1.2 billion total above revised 1994-95 levels. Because of higher than projected revenues in 1994-95, an additional $543 million (91 per K-12
     ADA) was appropriated to the 1994-95 Proposition 98 entitlement. A large part of this is a block grant of about $54 per pupil for any one-time purpose. For the first time in several years, a full 2.7 percent cost of living allowance was funded. The budget compromise anticipated a settlement of the CTA v. Gould litigation as described below. The Governor's Budget indicated that, with revenues even higher than projected, Proposition 98 apportionments will exceed the amounts originally budgeted, reaching a level of $4,500 per ADA.

          2. Cuts in health and welfare costs totaling about $0.9 billion. Some of these cuts (totaling about $500 million) require federal legislative or administrative approval, which were still pending as of February, 1996.

          3. A 3.5 percent increase in funding for the University of California ($90 million General Fund) and the California State University system ($24 million General Fund), with no increases in student fees.




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          4. The Budget, as updated by the 1996-97 Governor's Budget dated
     January 10, 1996, assumed receipt of $494 million in new federal aid for incarceration and health care costs of illegal immigrants, above commitments already made by the federal government.

          5. General Fund support for the Department of Corrections is increased by about 8 percent over the prior year, reflecting estimates of increased prison population, but funding is less than proposed in the 1995 Governor's Budget.

     1996-97 Fiscal Year

     Background

     The 1996-97 Governor's Budget, released January 10, 1996, projected General Fund revenues and transfers of $45.6 billion, a 1.3% increase over 1995-96. Although an expected strong economy would generate larger revenue growth, the Governor proposed two major initiatives, a 15% personal and corporate income tax cut and a revision of the trial court funding program, which would have the effect of reducing General Fund revenues. The Governor's Budget proposed General Fund expenditures of $45.2 billion. The Governor's Budget also proposed Special Fund revenues equal to expenditures, at a level of $13.3 billion.

     The May Revision of the Governor's Budget, released on May 21, 1996 ("May Revision"), updated revenue estimates for the 1996-97 Fiscal Year, reflecting stronger economic activity in the State and thus created revenue growth. The revised estimate was for $47.1 billion of revenues, still assuming the Governor's tax cut would be enacted, and $46.5 billion of expenditures.

     1996-97 Budget Act

     The 1996-97 Budget Act was signed by the Governor on July 15, 1996, along with various implementing bills. The Governor vetoed about $82 million of appropriations (both General Fund and Special fund). With signing of the Budget Act, the State implemented its regular cash flow borrowing program with the issuance of $3.0 billion of Revenue Anticipation Notes to mature on June 30, 1997. The Budget Act appropriates a modest budget reserve in the SFEU of $305 million, as of June 30, 1997. The Department of Finance projects that, on June 30, 1997, the State's available internal borrowable (cash) resources will be $2.9 billion, after payment of all obligations due by that date, so that no cross-fiscal year borrowing will be needed.

     Revenues - The Legislature rejected the Governor's proposed 15% cut in personal income taxes (to be phased over three years), but did approve a 5% cut in bank and corporation taxes, to be effective for income years starting on January 1, 1997. As a result, revenues for the Fiscal Year will be an estimated $550 million higher than projected in the May Revision, and are now estimated to total $47.643 billion, a 3.3 percent increase over the final estimated 1995-96 revenues. Special Fund revenues are estimated to be $13.3 billion.

     Expenditures - The Budget Act contains General Fund appropriations totaling $47.251 billion, a 4.0 percent increase over the final estimated 1995-96 expenditures. Special Fund expenditures are budgeted at $12.6 billion.

     The following are principal features of the 1996-97 Budget Act:

     1. Proposition 98 funding for schools and community college districts increased by almost $1.6 billion (General fund) and $1.65 billion total above

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revised 1995-96 levels. Almost half of this money was budgeted to fund class-size reductions in kindergarten and grades 1-3. Also, for the second year in a row, the full cost of living allowance (3.2 percent) was funded. The Proposition 98 increases have brought K-12 expenditures to almost $4,800 per pupil (also called per ADA, or Average Daily Attendance), an almost 15% increase over the level prevailing during the recession years. Community colleges will receive an increase in funding of $157 million for 1996-97 out of this $1.6 billion total.

     Because of the higher than projected revenues in 1995-96, an additional $1.1 billion ($190 per K-12 ADA and $145 million for community colleges) was appropriated and retroactively applied towards the 1995-96 Proposition 98 guarantee, bringing K-12 expenditures in that year to over $4,600 per ADA. These new funds were appropriated for a variety of purposes, including block grants, allocations for each school site, facilities for class size reduction, and a reading initiative. Similar retroactive increases totaling $230 million, based on final figures on revenues and State population growth, were made in the 1991-92 and the 1994-95 Proposition 98 guarantees, most of which was allocated to each school site.

     2. Proposed cuts in health and welfare totaling $660 million. All of these cuts require federal law changes (including welfare reform), federal waivers, or federal budget appropriations in order to be achieved. The Budget Act assumes approval/action by October, 1996, with the savings to be achieved beginning in November, 1996. The Budget Act was based on continuation of previously approved assistance levels for Aid to Families with Dependent Children and other health and welfare programs, which had been reduced in prior years, including suspension of State authorized cost of living increases. Part of the federal actions referred to above is approval to maintain reduced assistance levels in 1996-97. The Legislature did not approve the Governor's proposal for further cuts in these assistance levels. The Budget Act does include some $92 million for a variety of preventive programs in health and social services areas such as the prevention of teenage pregnancy and domestic violence.

     3. A 4.9 percent increase in funding for the University of California ($130 million General Fund) and the California State University system ($101 million General Fund), with no increase in student fees, maintaining the second year of the Governor's four-year "Compact" with the State's higher education units.

     4. The Budget Act assumed the federal government will provide approximately $700 million in new aid for incarceration and health care costs of illegal immigrants. These funds reduce appropriations in these categories that would otherwise have to be paid from the General Fund. (For purposes of cash flow projections, the Department of Finance expects $540 million of this amount to be received during the 1996-97 fiscal year.)

     5. General Fund support for the Department of Corrections was increased by about 7 percent over the prior year, reflecting estimates of increased prison population.

     6. With respect to aid to local governments, the principal new programs included in the Budget Act are $100 million in grants to cities and counties for law enforcement purposes, and budget $50 million for competitive grants to local governments for programs to combat juvenile crime. The Budget Act also assumed that legislation will be adopted to revise the Trial Court funding program, so that future increases in trial court costs will be funded by the State; this change will not have a significant impact in 1996-97.

     Federal Welfare Reform - Following enactment of the 1996-97 Budget Act, Congress passed and the President signed a law (P.L. 104-193, the "Law")

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making a fundamental reform of the current welfare system. Among may provisions, the most well-publicized include: (i) conversion of Aid to Families with Dependent Children from an entitlement program to a block grant titled Temporary Assistance for Needy Families (TANF), with lifetime time limits on TANF recipients, work requirements and other changes; (ii) provisions denying certain federal welfare and public benefits (including TANF) to legal noncitizens, and generally denying almost all benefits to illegal immigrants; and (iii) changes in the Food Stamp program, including reducing maximum benefits and imposing work requirements.

     The Legislative Analyst has released a preliminary analysis of the Law which estimates that, making certain assumptions about the State's response, federal funding to the State will decline by over $6.5 billion over 6 years compared to existing programs. How these changes will affect the State's General Fund will depend on many factors including how quickly the State implements the Law; the degree to which the State elects to make up for cuts in federal aid and/or provide more aid to counties; the extent to which the State may cut some of its own existing programs for noncitizens; and the State's ability to avoid certain penalties written into the Law. Thus, the ultimate fiscal and policy effects of the Law will not be known for some time, as the State makes these many decisions on how to implement it. However, one specific fiscal effect which has been identified by the Department of Finance and the Legislative Analyst is an increase in General Fund costs in 1996-97 of approximately $277 million because the Law did not include a provision which had been expected, and assumed in the Budget Act, to allow certain additional reductions in State welfare payments.


     Local Governments. The primary units of local government in California are the counties, ranging in population from 1,300 (Alpine) to over 9,000,000 (Los Angeles). Counties are responsible for the provision of many basic services, including indigent health care, welfare, courts, jails and public safety in unincorporated areas. There are also about 480 incorporated cities, and thousands of other special districts formed for education, utility and other services. The fiscal condition of local governments has been constrained since the enactment of "Proposition 13" in 1978, which reduced and limited the future growth of property taxes, and limited the ability of local governments to impose other taxes. Counties, in particular, have had fewer options to raise revenues than many other local government entities, and have been required to maintain many services.

     In the aftermath of Proposition 13, the State provided aid from the General Fund to make up some of the loss of property tax moneys, including taking over the principal responsibility for funding local K-12 schools and community colleges. Under the pressure of the recent recession, the Legislature has eliminated the remnants of this post-Proposition 13 aid to entities other than K-14 education districts, although it has also provided additional funding sources (such as sales taxes) and reduced mandates for local services. Many counties continue to be under severe fiscal stress. While such stress has in recent years most often been experienced by smaller, rural counties, larger urban counties, such as Los Angeles, have also been affected.


     On December 6, 1994, Orange County, California (the "County"), including its pooled investment funds (the "Pools") filed for protection under Chapter 9 of the federal Bankruptcy Code, after reports that the Pools had suffered significant market losses in their investments, causing a liquidity crisis for the Pools and the County. More than 180 other public entities, most of which, but not all, are located in the County, were also depositors in the Pools. The County has reported the Pools' loss at about $1.69 billion, or about 23 percent of their initial deposits of approximately $7.5 billion. Many of the entities which deposited moneys in the Pools, including the County, faced


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interim and/or extended cash flow difficulties because of the bankruptcy filing and may be required to reduce program or capital projects.


     Orange County has embarked on a fiscal recovery plan based on sharp reductions in services and personnel, and rescheduling of outstanding short term debt using certain new revenues transferred to Orange County from other local governments pursuant to special legislation enacted in October, 1995. The termination of the bankruptcy was approved in June, 1996.


     Constitutional and Statutory Limitations; Recent Initiatives; Pending Litigation. Article XIIIA of the California Constitution (which resulted from the voter-approved Proposition 13 in 1978) limits the taxing powers of California public agencies. Article XIIIA provides that the maximum ad valorem tax on real property cannot exceed 1% of the "full cash value" of the property, and effectively prohibits the levying of any other ad valorem property tax for general purposes. However, on May 3, 1986, Proposition 46, an amendment to
Article XIIIA, was approved by the voters of the State of California, creating a new exemption under Article XIIIA permitting an increase in ad valorem taxes on real property in excess of 1% for bonded indebtedness approved by two-thirds of the voters voting on the proposed indebtedness. "Full cash value" is defined as "the County Assessor's valuation of real property as shown on the 1975-76 tax bill under "full cash value" or, thereafter, the appraised value of real property when purchased, newly constructed, or a change in ownership has occurred after the 1975 assessment." The "full cash value" is subject to annual adjustment to reflect increases (not to exceed 2%) or decreases in the consumer price index or comparable local data, or to reflect reductions in property value caused by damage, destruction or other factors.

     Article XIIIB of the California Constitution limits the amount of appropriations of the State and of local governments to the amount of appropriations of the entity for the prior year, adjusted for changes in the cost of living, population and the services that the local government has financial responsibility for providing. To the extent the revenues of the state and/or local government exceed its appropriations, the excess revenues must be rebated to the public either directly or through a tax decrease. Expenditures for voter-approved debt services are not included in the appropriations limit.


     Proposition 62. On September 28, 1995, the California Supreme Court affirmed the lower court decision in Santa Clara County Local Transportation Authority v. Guardino (the "Santa Clara Case"). The action held invalid a half-cent sales tax to be levied by the Santa Clara County Local Transportation Authority because it was approved by a majority but not two-thirds of the voters in Santa Clara County voting on the tax. The California Supreme Court decided the tax was invalid under Proposition 62, a statutory initiative adopted at the November 4, 1986 election that (a) requires that any new or higher taxes for general governmental purposes imposed by local governmental entities be approved by a majority vote of the voters of the governmental entity voting in an election on the tax, (b) requires that any special tax (defined as taxes levied for other than general governmental purposes) imposed by a local governmental entity be approved by a two-thirds vote of the voters of the governmental entity voting in an election on the tax, (c) restricts the use of revenues from a special tax to the purposes or for the service for which the special tax was imposed, (d) prohibits the imposition of ad valorem taxes on real property by local governmental entities except as permitted by article XIII A of the California Constitution, (e) prohibits the imposition of transaction taxes and sales taxes on the sale of real property by local governmental entities, (f) required that any tax imposed by a local governmental entity on or after August 1, 1985 be ratified by a majority vote of the voters voting in an election on the tax within two years of November 5, 1986 or be terminated by November 15, 1988 and (g)


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requires a reduction of ad valorem property taxes allocable to the jurisdiction imposing a tax not in compliance with its provisions equal to one dollar for each dollar of revenue attributable to the invalid tax, for each year that the tax is collected.

     In deciding the Santa Clara Case on Proposition 62 grounds, the Court disapproved the 1991 decision in City of Woodlake v. Logan ("Woodlake"), where the Court of Appeal had held portions of Proposition 62 unconstitutional as a referendum on taxes prohibited by the California Constitution. The California Supreme Court determined that the voter approval requirement of Proposition 62 is a condition precedent to the enactment of each tax statute to which it applies, while referendum refers to a process invoked only after a statute has been enacted. Numerous taxes to which Proposition 62 would apply were imposed or increased without any voter approval in reliance on Woodlake. The Court noted as apparently distinguishable, but did not confirm, the 1988 decision in City of Westminster v. County of Orange, that held unconstitutional the section of Proposition 62 requiring voter approval of taxes imposed during the "window period" of August 1, 1985 until November 5, 1986. Proposition 62 as an initiative statute does not have the same level of authority as a constitutional initiative, but is akin to legislation adopted by the State Legislature.

     Proposition 98. In 1988, California voters approved an initiative known as Proposition 98. This initiative amends Article XIIIB to require that (i) the California legislature establish a prudent state reserve fund in an amount as it shall deem reasonable and necessary and (ii) revenues in excess of amounts permitted to be spent and which would otherwise be returned pursuant to Article XIIIB by revision of tax rates or fee schedules, be transferred and allocated (up to a maximum of 40%) to the State School Fund and be expended solely for purposes of instructional improvement and accountability. Proposition 98 also amends Article XVI to require that the State of California provide a minimum level of funding for public schools and community colleges. Commencing with the 1988-89 fiscal year, money to be applied by the State for the support of school districts and community college districts shall not be less than the greater of: (i) the amount which, as a percentage of the State general fund revenues which may be appropriated pursuant to Article XIIIB, equals the percentage of such State general fund revenues appropriated for school districts and community college districts, respectively, in fiscal year 1986-87 or (ii) the amount required to ensure that the total allocations to school districts and community college districts from the State general fund proceeds of taxes appropriated pursuant to Article XIIIB and allocated local proceeds of taxes shall not be less than the total amount from these sources in the prior year, adjusted for increases in enrollment and adjusted for changes in the costs of living pursuant to the provisions of Article XIIIB. The initiative permits the enactment of legislation, by a two-thirds vote, to suspend the minimum funding requirement for one year. As a result of Proposition 98, funds that the State might otherwise make available to its political subdivisions may be allocated instead to satisfy such minimum funding level.

     During the recent recession, General Fund revenues for several years were less than originally projected, so that the original Proposition 98 appropriations turned out to be higher than the minimum percentage provided in the law. The Legislature responded to these developments by designating the "extra" Proposition 98 payments in one year as a "loan" from future years' Proposition 98 entitlements, and also intended that the "extra" payments would not be included in the Proposition 98 "base" for calculating future years' entitlements. By implementing these actions, per-pupil funding from Proposition 98 sources stayed almost constant at approximately $4,220 from Fiscal Year 1991-92 to Fiscal Year 1993-94.



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     In 1992, a lawsuit was filed, called California Teachers' Association v.
Gould, which challenged the validity of these off-budget loans. As part of the negotiations leading to the 1995-96 Budget Act, an oral agreement was reached to settle this case. The settlement required adoption of legislation satisfactory to the parties to implement its terms, which has occurred. The court gave final approval of the settlement in late July, 1996.

         The settlement provides, among other things, that both the State and K-14 schools share in the repayment of prior years' emergency loans to schools. Of the total $1.76 billion in loans, the State will repay $935 million by forgiveness of the amount owed, while schools will repay $825 million. The State share of the repayment will be reflected as an appropriation above the current Proposition 98 base calculation. The schools' share of the repayment will count as appropriations that count toward satisfying the Proposition 98 guarantee, or from "below" the current base. Repayments are spread over the eight-year period of 1994-95 through 2001-02 to mitigate any adverse fiscal impact. The Director of Finance has certified that a settlement has occurred, allowing approximately $377 million in appropriations from the 1995-96 Fiscal Year to schools to be disbursed in Fall 1996.

     Proposition 187. On November 8, 1994, the voters in California approved Proposition 187, an initiative statute ("Proposition 187"). Proposition 187 specifically prohibits funding by the State of social service, health care services and public school education for the benefit of any person not verified as either a United States citizen or a person legally admitted to the Untied States. Among the provisions in Proposition 187 pertaining to public school education, the measure requires, commencing January 1, 1995, that every school district in the State verify the legal status of every child enrolling in the district for the first time. By January 1, 1996, each school district must also verify the legal status of children already enrolled in the district and of all parents or guardians of all students. If the district "reasonably suspects" that a student, parent or guardian is not legally in the United States, that district must report the student to the United States Immigration and Naturalization Service and certain other parties. The measure also prohibits a school district from providing education to a student it does not verify as either a United States citizen or a person legally admitted to the United States. The State Legislative Analyst estimates that verification costs could be in the tens of millions of dollars on a statewide level (including verification costs incurred by other local governments) with first-year costs potentially in excess of $100 million.

     The reporting requirements may violate the Family Educational Rights and Privacy Act ("FERPA"), which generally prohibits schools that receive federal funds from disclosing information in student records without parental consent. Compliance with FERPA is a condition of receiving federal education funds, which total $2.3 billion annually to California school districts. The Secretary of the Untied States Department of Education has indicated that the reporting requirement in Proposition 18 could jeopardize the ability of school districts to receive these funds.

     Opponents of Proposition 187 have filed at least eight lawsuits challenging the constitutionality and validity of the measure. On November 2, 1995, a United States District Court judge struck down the central provision of Proposition 187 by ruling that parts of Proposition 187 conflict with federal power over immigration. The ruling concluded that states may not enact their own schemes to "regulate immigration or devise immigration regulations which run parallel or purport to supplement federal immigration law." As a consequence of the ruling, students may not be denied public education and may not be asked about their immigration status when enrolling in public schools. Further, the ruling struck down the requirements of Proposition 187 that teachers and district employees report information on the


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immigrant status of students, parents, and guardians. An appeal has been filed.
It cannot be predicted what the nature or outcome of such appeal will be or the ultimate fiscal impact of Proposition 187.


     Article XIIIA, Article XIIIB and a number of propositions have been adopted pursuant to California's constitutional initiative process. From time to time, other initiative measures could be adopted by California voters. The adoption of any such initiatives may cause California issuers to receive reduced revenues, or to increase expenditures, or both.


     Pending Litigation. The State is involved in a lawsuit, Thomas Hayes v. Commission on State Mandates, related to state-mandated costs. The action involves an appeal by the Director of Finance from a 1984 decision by the State Board of Control, (now succeeded by the Commission on State Mandates (Commission)). The Board of Control decided in favor of local school districts' claims for reimbursement for special education programs for handicapped students. The case was then brought to the trial court by the State and later remanded to the Commission for redetermination. The Commission has since expanded the claim to include supplemental claims filed by seven other educational institutions; the issuance of a final consolidated decision is anticipated sometime after September 1996. To date, the Legislature has not appropriated funds. The liability to the State, if all potentially eligible school districts pursue timely claims, has been estimated by the Department of Finance at over $1 billion.

     In the Yuba River flood litigation in which the State is a defendant in a coordinated action, the trial court has found liability in inverse condemnation and awarded damages of $500,000 to 12 sample plaintiffs. Potential liability to the remaining 3,000 plaintiffs, from claims filed, ranges from $800 million to $1.5 billion. The appellate court affirmed the trial court finding and the State is pursuing its remaining appellate remedies. Damages have yet to be determined for all but the 12 sample plaintiffs.

     In Parr v. State of California, the federal district court issued an order on March 1, 1995, withdrawing its December 1992 order which found that payment of wages with registered warrants violated the Fair Labor Standards Act. The parties have agreed to the terms of a settlement which have been approved by the trial court.

     The State is involved in a lawsuit related to contamination at the Stringfellow toxic waste site. In United States, People of the State of California v. J.B. Stringfellow, Jr., et al., the State is seeking recovery for past costs of cleanup of the site, a declaration that the defendants are jointly and severally liable for future costs, and an injunction ordering completion of the cleanup. However, the defendants have filed a counterclaim against the State for alleged negligent acts. Because the State is the present owner of the site, the State may be found liable. Present estimates of the cleanup range from $200 million to $800 million.

     In the consolidated state case of Malibu Video Systems, et al. v. Kathleen Brown and Abramovitz, et al. v. Wilson, et al., a stipulated judgment has been entered requiring return of $119 million plus interest or specified special funds over a period of up to five years beginning in fiscal year 1995-97. The related federal cases will be dismissed.

     A federal Court of Appeals in the case of Deanna Beno, et al. v. Donna Shalala, et al., reversing a trial court ruling in favor of the State, recently determined that the Secretary of the United States Department of Health and Human Services violated the federal Administrative Procedure Act when she approved California's Assistance Payment Demonstration Project, which, in part, granted California a waiver from complying with requirements


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for state participation in the federal program for medical assistance
(Medicaid). The waiver had allowed California to reduce payments under the Aid to Families with Dependent Children program (AFDC) below 1988 payment levels without jeopardizing Medicaid requirements relating to maintenance of AFDC payment levels. The Court of Appeals remanded the case to the trial court with instructions to remand the demonstration project to the Secretary for additional consideration of objections raised by the plaintiffs. The State has submitted a renewed waiver request to the Secretary, which was granted.

     One of the features of the 1994-95 Budget Act is a 2.3 percent reduction in AFDC payments. In Welch v. Anderson, on August 19, 1994, the San Francisco Superior Court issued a preliminary injunction against the California Director of Social Services to prevent the 2.3 percent AFDC cuts from becoming effective September 1, 1994. The case has been appealed, and on August 16, 1995, the appellate court upheld the issuance of the preliminary injunction. However, due to the approved federal waiver noted in the previous paragraph, the preliminary injunction has been lifted and the grant reduction implemented. The case on the merits remains pending.

     The State is a respondent/defendant in two consolidated cases (American Lung Association of California v. Wilson; Americans for Nonsmokers' Rights v. State of California). These cases challenge the amendment of statutes prescribing specific percentages of tobacco tax revenues to be placed in accounts to be used for health education and research programs, as well as the appropriation of approximately $63 million in tobacco tax funds for medical treatment programs, pursuant to legislation enacted in July 1995. In September 1995, the Sacramento County Superior Court issued preliminary injunctions, confirming an earlier temporary restraining order, prohibiting the State from issuing, negotiating or processing warrants from the challenged appropriations. The State has appealed the Court's rulings. A hearing on the petition for writ of mandate is anticipated to be scheduled, which the State will contest.


     In the case of Board of Administration, California Public Employees' Retirement System, et al. v. Pete Wilson, Governor, et al., plaintiffs challenged the constitutionality of legislation which deferred payment of the State's employer contribution to the Public Employees' Retirement System beginning in fiscal year 1992-93. On January 11, 1995, the Sacramento County Superior Court entered a judgment finding that the legislation unconstitutionally impaired the vested contract rights of PERS members. The judgment provides for issuance of a writ of mandate directing State defendants to disregard the provisions of the legislation, to implement the statute governing employer contributions that existed before the changes in the legislation found to be constitutional, and to transfer to PERS the 1993-94 and 1994-95 contributions that are unpaid to date. The State defendant has appealed.


     In Jernigan & Burleson v. State, filed in federal district court, the prison inmate plaintiffs claim they are entitled to minimum wages while working for the Prison Industry Authority. The inmates claim the State has violated the Fair Labor Standards Act. The district court has ruled that the inmates are not employees and the Ninth Circuit Court of Appeals has affirmed that ruling. The plaintiffs have petitioned for a rehearing.

     The State is a defendant in a coordinate action involving 3,000 plaintiffs seeking recovery for damages caused by the Yuba River flood of February 1986. The trial court has found liability in inverse condemnation and awarded damages of $500,000 to 12 sample plaintiffs. The State's potential liability to the remaining 3,000 plaintiffs from claims filed ranges from $800 million to $1.5 billion. An appeal has been filed.



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         The State was a defendant in three lawsuits and numerous administrative proceedings involving the exclusion of small business stock gains from certain taxes. The lead case is Pearce Investments, Ltd., et al. (Gordon P. Getty
Family Trust) v. Franchise Tax Board. The State has settled for $20 million and this litigation has been dismissed.


     Other California issuers are subject to litigation which may in the event of an adverse ruling affect the finances of such issuer.


Michigan Trust


     Due primarily to the fact that the leading sector of the State's economy is the manufacturing of durable goods, economic activity tends to be more cyclical than in the nation as a whole. While the State's efforts to diversify its economy have proven successful as reflected by the fact that the share of employment in the State in the durable goods sector fell from 33.1 percent in 1960 to 15.8 percent in 1994, durable goods manufacturing still represents a sizeable proportion of the State's economy. As a result, any substantial economic downturn is likely to have an adverse effect on the State's economy and on the revenues of the State and its municipalities and school districts. These conditions and other factors described below could adversely affect the Michigan debt obligations that the Michigan trust acquires and the value of the Units of the Trust.

     Historically, the average monthly unemployment rate in the State has been higher than the average figures for the United States. More recently, the State's unemployment rate has remained near the national average. During 1995 the average monthly unemployment rate in the State was 5.3% as compared to a national average of 5.6% in the United States.


     The State's economy could continue to be affected by changes in the auto industry, notably consolidation, reduction in administrative staff and plant closings resulting from competitive pressures and overcapacity. The financial impact on the local units of government in the areas in which plants are closed could be more severe than on the State as a whole and could adversely affect State revenues. State appropriations and State economic conditions in varying degrees affect the cash flow and budgets of local units and agencies of the State, including school districts and municipalities, as well as the State of Michigan itself.


     The State Constitution limits the amount of total revenues of the State raised from taxes and certain other sources to a level for each fiscal year equal to a percentage of State personal income in the prior calendar year. In the event the State's total revenues exceed the limit by 1% or more, the Constitution requires that the excess be refunded to taxpayers. To avoid exceeding the revenue limit in the State's 1994-95 fiscal year, the State is refunding approximately $113 million through income tax credits for the 1995 calendar year. The State Constitution does not prohibit the increasing of taxes so long as revenues are expected to amount to less than the revenue limit, and authorizes exceeding the limit for emergencies. The State Constitution further provides that the proportion of State spending paid to all units of local government to total State spending may not be reduced below the proportion in effect in the 1978-79 fiscal year. The State Constitution requires that if the spending does not meet the required level in a given year, an additional appropriation for local units is required by the following fiscal year. The State Constitution also requires the State to finance any new or expanded activity of local units mandated by State law. Any expenditures required by this provision would be counted as State spending for local units for purposes of determining compliance with the provisions cited above.



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     The State Constitution limits the purposes for which State general obligation debt may be issued. Such debt is limited to short-term debt for State operating purposes, short and long term debt for the purposes of making loans to school districts and long term debt for voter approved purposes. In addition to the foregoing, the State authorizes special purpose agencies and authorities to issue revenue bonds payable from designated revenues and fees. Revenue bonds are not obligations of the State and in the event of shortfalls in self-supporting revenues, the State has no legal obligation to appropriate money to these service payments. The State's Constitution also directs or restricts the use of certain revenues.


     The state finances its operations through the State's General Fund and special revenue funds. The General Fund receives revenues of the State that are not specifically required to be included in the Special Revenue Fund. General Fund revenues are obtained approximately 58% from the payment of State taxes and 42% from federal and non-tax revenue sources. The majority of the revenues from State taxes are from the State's personal income tax, single business tax, use tax, sales tax and various other taxes. Approximately 59% of total General Fund expenditures have been for State support of public education and for social services programs. Other significant expenditures from the General Fund provide funds for law enforcement, general State government, debt service and capital outlay. The State Constitution requires that any prior year's surplus or deficit in any fund must be included in the next succeeding year's budget for that fund.

     In recent years, the State of Michigan has reported its financial results in accordance with generally accepted accounting principles. For the fiscal years ended September 30, 1990 and 1991, the State reported negative year-end General Fund balances of $310.3 million and $169.4 million, respectively, but ended the 1992, 1993, 1994 and 1995 fiscal years with its General Fund in balance after transfers in 1993, 1994 and 1995 from the General Fund to the Budget Stabilization Fund of $283 million, $464 million and $67.4 million, respectively. Those and certain other transfers into and out of the Fund raised the balance in the Budget Stabilization Fund to $987.9 million as of September 30, 1995. A positive cash balance in the combined General Fund/School Aid Fund was recorded at September 30, 1990. In each of the three fiscal years ending with the fiscal year ended September 30, 1993, the State undertook mid-year actions to address projected year-end budget deficits, including expenditure cuts and deferrals and one-time expenditures or revenue recognition adjustments. From 1991 through 1993, the State experienced deteriorating cash balances which have necessitated short-term borrowings and the deferral of certain scheduled cash payments to local units of government. The State borrowed between $500 and $900 million for cash flow purposes in the 1991 to 1993 fiscal years, $500 million in the 1995 fiscal year and $900 million in the 1996 fiscal year. The State did not require any short-term cash flow borrowing for the 1994 fiscal year due to improved cash balances.


     Amendments to the Michigan Constitution which place limitations on increases in State taxes and local ad valorem taxes (including taxes used to meet debt service commitments on obligations of the taxing unit) were approved by the voters of the State of Michigan in November 1978 and became effective on December 23, 1978. To the extent that obligations in the Trust are for local units and have been issued on or subsequent to December 23, 1978, the ability of such local units to levy debt service taxes might be affected.

     State law provides for distributions of certain State collected taxes or portions thereof to local units based in part on population as shown by census figures and authorizes levy of certain local taxes by local units having a certain level of population as determined by census figures. Reductions in population in local units resulting from periodic census could result in a reduction in the amount of State collected taxes returned to those local units

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and in reductions in levels of local tax collections for such local units unless the impact of the census is changed by State law. No assurance can be given that any such State law will be enacted. In the 1991 fiscal year, the state deferred certain scheduled payments to municipalities, school districts, universities and community colleges. While such deferrals were made up at later dates, similar future deferrals could have an adverse impact on the cash position of some local units. Additionally, the State reduced revenue sharing payments to municipalities below the level provided under formulas by increasing amounts in each of the last five fiscal years and budgeted a reduction of $81.26 million in the fiscal year which ended September 30, 1996.


     On March 15, 1994, the electors of the State voted to amend the State's Constitution to increase the State sales tax rate from 4% to 6% and to place an annual cap on property assessment increases for all property taxes. Companion legislation also cut State's income tax rate from 4.6% to 4.4%, reduced some property taxes for school operating purposes and shifted the balance of school funding sources among property taxes and state revenues, some of which are being provided from new or increased State taxes. The legislation also contains other provisions that may reduce or alter the revenues of local units of government and tax increment bonds could be particularly affected. While the ultimate impact of the constitutional amendment and related legislation cannot yet be accurately predicted, investors should be alert to the potential effect of such measures upon the operations and revenues of Michigan local units of government.

     The State is a party to various legal proceedings seeking damages or injunctive or other relief. In addition to routine litigation, certain of these proceedings could, if unfavorably resolved from the point of view of the State, substantially affect State or local programs or finances. These lawsuits involve programs generally in the areas of corrections, highway maintenance, social services, tax collection, commerce and budgetary reductions to school districts and governmental units and court funding.

     Currently, the State's general obligation bonds are rated "Aa" by Moody's Investors Service, Inc., "AA" by Fitch Investor's Services, Inc., and "AA" by Standard & Poor's Corporation.


New York Trust

Special Factors Affecting New York


     The information set forth below is derived from the official statements and/or preliminary drafts of official statements prepared in connection with the issuance of New York State and New York City municipal bonds. The Sponsors have not independently verified this information.

     Economic Trends. Over the long term, the State of New York (the "State") and the City of New York (the "City") face serious potential economic problems. The City accounts for approximately 41% of the State's population and personal income, and the City's financial health affects the State in numerous ways. The State historically has been one of the wealthiest states in the nation. For decades, however, the State has grown more slowly than the nation as a whole, gradually eroding its relative economic affluence. Statewide, urban centers have experienced significant changes involving migration of the more affluent to the suburbs and an influx of generally less affluent residents. Regionally, the older Northeast cities have suffered because of the relative success that the South and the West have had in attracting people and business. The City has also had to face greater competition as other major cities have developed financial and business capabilities which make them less dependent on the specialized services traditionally available almost exclusively in the City.


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     The State has for many years had a very high State and local tax burden relative to other states. The State and its localities have used these taxes to develop and maintain their transportation networks, public schools and colleges, public health systems, other social services and recreational facilities. Despite these benefits, the burden of State and local taxation, in combination with the many other causes of regional economic dislocation, has contributed to the decisions of some businesses and individuals to relocate outside, or not locate within, the State.

     Notwithstanding the numerous initiatives that the State and its localities may take to encourage economic growth and achieve balanced budgets, reductions in Federal spending could materially and adversely affect the financial condition and budget projections of the State and its localities.


     New York City. The City, with a population of approximately 7.3 million, is an international center of business and culture. Its non-manufacturing economy is broadly based, with the banking and securities, life insurance, communications, publishing, fashion design, retailing and construction industries accounting for a significant portion of the City's total employment earnings. Additionally, the City is the nation's leading tourist destination. The City's manufacturing activity is conducted primarily in apparel and printing.

     The national economic downturn which began in July 1990 adversely affected the local economy, which had been declining since late 1989. As a result, the City experienced job losses in 1990 and 1991 and real Gross City Product ("GCP") fell in those two years. Beginning in calendar year 1992, the improvement in the national economy helped stabilize conditions in the City. Employment losses moderated toward year-end and real GCP increased, boosted by strong wage gains. After noticeable improvements in the City's economy during calendar year 1994, economic growth slowed in calendar year 1995, and the City's current four-year financial plan assumes that moderate economic growth will continue through calendar year 2000.

     For each of the 1981 through 1995 fiscal years, the City achieved balanced operating results as reported in accordance with generally accepted accounting principles ("GAAP"). The City was required to close substantial budget gaps in recent years in order to maintain balanced operating results. For fiscal year 1995, the City adopted a budget which halted the trend in recent years of substantial increases in City-funded spending from one year to the next. There can be no assurance that the City will continue to maintain a balanced budget as required by State law without additional tax or other revenue increases or reductions in City services, which could adversely affect the City's economic base.

     Pursuant to the laws of the State, the City prepares an annual four-year financial plan, which is reviewed and revised on a quarterly basis and which includes the City's capital, revenue and expense projections and outlines proposed gap-closing programs for years with projected budget gaps. The City's current four-year financial plan projects substantial budget gaps for each of the 1998 through 2000 fiscal years. The City is required to submit its financial plans to review bodies, including the New York State Financial Control Board ("Control Board").

     The fourth quarter modification to the City's financial plan for the 1996 fiscal year, submitted to the Control Board on June 21, 1996 (the "1996 Modification"), projects a balanced budget in accordance with GAAP for the 1996 fiscal year, after taking into account a discretionary transfer of $243 million. The 1996 Modification assumes $119 million of savings from a proposed increase in the investment earnings assumptions for pension assets, $39 million of which, relating to the police pension fund, the City currently does not expect to be achieved. The Financial Plan for the 1997 through 2000


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fiscal years, submitted to the Control Board on June 21, 1996, which relates to the City, the Board of Education ("BOE") and the City University of New York ("CUNY"), is based on the City's expense and capital budgets for the City's
1997 fiscal year, which were adopted on June 12, 1996, and includes proposed actions by the City for the 1997 fiscal year to close substantial projected budget gaps resulting from lower than projected tax receipts and other revenues and greater than projected expenditures.

     Although the City has maintained balanced budgets in each of its last fifteen fiscal years, and is projected to achieve balanced operating results for the 1996 fiscal year, there can be no assurance that the gap-closing actions proposed in the Financial Plan can be successfully implemented or that the City will maintain a balanced budget in future years without additional State aid, revenue increases or expenditure reductions. Additional tax increases and reductions in essential City services could adversely affect the City's economic base.

     The City depends on the State for State aid both to enable the City to balance its budget and to meet its cash requirements. There can be no assurance that there will not be reductions in State aid to the City from amounts currently projected or that State budgets in future fiscal years will be adopted by the April 1 statutory deadline and that such reductions or delays will not have adverse effects on the City's cash flow or expenditures. In addition, the Federal Budget negotiation process could result in a reduction in or a delay in the receipt of Federal grants in the City's 1997 fiscal year which could have additional adverse effects on the City's cash flow or revenues.

     The Mayor is responsible for preparing the City's four-year financial plan, including the City's current financial plan for the 1997 through 2000 fiscal years (the "1997-2000 Financial Plan" or "Financial Plan"). The City's projections set forth in the Financial Plan are based on various assumptions and contingencies which are uncertain and which may not materialize. Changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements. Such assumptions and contingencies include the condition of the regional and local economies, the impact on real estate tax revenues of the real estate market, wage increases for City employees consistent with those assumed in the Financial Plan, employment growth, the results of a pending actuarial audit of the City's pension system which is expected to significantly increase the City's annual pension costs, the ability to implement proposed reductions in City personnel and other cost reduction initiatives, which may require in certain cases the cooperation of the City's municipal unions, the ability of the New York City Health and Hospitals Corporation ("HHC") and BOE to take actions to offset reduced revenues, the ability to complete revenue generating transactions and provision of State and Federal aid and mandate relief and the impact on City revenues of proposals for Federal and State welfare reform.

     Implementation of the Financial Plan is also dependent upon the City's ability to market its securities successfully in the public credit markets. The City's financing program for fiscal years 1997 through 2000 contemplates the issuance of $5.7 billion of general obligation bonds and $4.5 billion of bonds to be issued by the proposed New York City Infrastructure Finance Authority ("Infrastructure Finance Authority") primarily to reconstruct and rehabilitate the City's infrastructure and physical assets and to make other capital investments. The creation of Infrastructure Finance Authority, which is subject to the enactment of State legislation, is being proposed by the City as part of the City's effort to avoid conflict with the forecast level of the constitutional restrictions on the amount of debt the City is authorized to issue. In addition, the City issues revenue and tax anticipation notes to finance its seasonal working capital requirements. The success of projected


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public sales of City bonds and notes and Infrastructure Finance Authority bonds will be subject to prevailing market conditions, and no assurance can be given that such sales will be completed. If the City were unable to sell its general obligation bonds and notes or bonds of the proposed Infrastructure Finance Authority, it would be prevented from meeting its planned capital and operating expenditures. Future developments concerning the City and public discussion of such developments, as well as prevailing market conditions, may affect the market for outstanding City general obligation bonds and notes.

     The 1997-2000 Financial Plan projects revenues and expenditures for the 1997 fiscal year balanced in accordance with GAAP. The projections for the 1997 fiscal year reflect proposed actions to close a previously projected gap of approximately $2.6 billion for the 1997 fiscal year. The proposed actions for the 1997 fiscal year include (i) additional agency actions totaling $1.2 billion; (ii) a revised tax reduction program which would increase projected tax revenues by $385 million due to the four-year extension of the 12.5% personal income tax surcharge and other actions; (iii) savings resulting from cost containment in entitlement programs to reduce City expenditures and additional proposed State aid of $75 million; (iv) the assumed receipt of revenues relating to rent payments for the City's airports totaling $269 million, which are currently the subject of a dispute with the Port Authority;
(v) the sale of the City's television station for $207 million; and (vi) pension cost savings totaling $134 million resulting from a proposed increase in the earnings assumption for pension assets from 8.5% to 8.75%, $40 million of which the City currently does not expect to be achieved.

     The Financial Plan also sets forth projections for the 1998 through 2000 fiscal years and projects gaps of $1.7 billion, $2.7 billion and $3.4 billion for the 1998, 1999 and 2000 fiscal years, respectively.

     The 1997-2000 Financial Plan is based on numerous assumptions, including the condition of the City's and the region's economy and a modest employment recovery and the concomitant receipt of economically sensitive tax revenues in the amounts projected. The 1997-2000 Financial Plan is subject to various other uncertainties and contingencies relating to, among other factors, the extent, if any, to which wage increases for City employees exceed the annual wage costs assumed for the 1997 through 2000 fiscal years; continuation of projected interest earnings assumptions for pension fund assets and current assumptions with respect to wages for City employees affecting the City's required pension fund contributions; the willingness and ability of the State, in the context of the State's current financial condition, to provide the aid contemplated by the Financial Plan and to take various other actions to assist the City; the ability of HHC, BOE and other such agencies to maintain balanced budgets; the willingness of the Federal government to provide the amount of Federal aid contemplated in the Financial Plan; adoption of the City's budgets by the City Council in substantially the forms submitted by the Mayor; the ability of the City to implement proposed reductions in City personnel and other cost reduction initiatives, and the success with which the City controls expenditures; the impact of conditions in the real estate market on real estate tax revenues; the City's ability to market its securities successfully in the public credit markets; and unanticipated expenditures that may be incurred as a result of the need to maintain the City's infrastructure. Certain of these assumptions have been questioned by the City Comptroller and other public officials.

     The projections for the 1997 through 2000 fiscal years also assume (i) approval by the Governor and the State Legislature of the extension of the 12.5% personal income tax surcharge, which is projected to provide revenue of $171 million, $447 million, $478 million and $507 million in the 1997 through 2000 fiscal years, respectively; (ii) collection of the projected rent payments for the City's airports, which may depend on the successful completion of negotiations with the Port Authority or the enforcement of the


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City's rights under the existing leases thereto through pending legal actions;
(iii) the ability of HHC and BOE to identify actions to offset substantial City and State revenue reductions and the receipt by BOE of additional State aid; and (iv) State approval of the cost containment initiatives and State aid proposed by the City. The Financial Plan does not reflect any increased costs which the City might incur as a result of welfare legislation recently enacted by Congress.

     In connection with the Financial Plan, the City has outlined a gap-closing program for the 1998 through 2000 fiscal years to substantially reduce the remaining $1.7 billion, $2.7 billion and $3.4 billion projected budget gaps for such fiscal years. This program, which is not specified in detail, assumes additional agency programs to reduce expenditures or increase revenues by $674 million, $959 million and $1.1 billion in the 1998 through 2000 fiscal years, respectively; additional reductions in entitlement cost of $400 million, $750 million and $1.0 billion in the 1998 through 2000 fiscal years, respectively; additional savings of $250 million, $300 million and $500 million in the 1998 through 2000 fiscal years, respectively, resulting from restructuring City government by consolidating operations, privatization and mandate management and other initiatives; additional proposed Federal and State aid of $105 million, $200 million and $300 million in the 1998 through 2000 fiscal years, respectively; additional revenue initiatives and asset sales of $155 million, $350 million and $400 million in the 1998 through 2000 fiscal years, respectively; and the availability in each of the 1998 through 2000 fiscal years of $100 million of the General Reserve.

     The City's projected budget gaps for the 1999 and 2000 fiscal years do not reflect the savings expected to result from prior years' programs to close the gaps set forth in the Financial Plan. Thus, for example, recurring savings anticipated from the actions which the City proposes to take to balance the fiscal year 1998 budget are not taken into account in projecting the budget gaps for the 1999 and 2000 fiscal years.

     The City's financial plans have been the subject of extensive public comment and criticism. On July 16, 1996, the staff of the City Comptroller issued a report on the Financial Plan. The report concluded that the City's fiscal situation remains serious, and that the City faces budgetary risks of approximately $787 million to $941 million for the 1997 fiscal year, which increase to $4.16 billion to $4.31 billion for fiscal year 2000.


     On July 10, 1995, Standard & Poor's revised downward its rating on City general obligation bonds from A- to BBB+ and removed City bonds from CreditWatch. Standard & Poor's stated that "structural budgetary balance remains elusive because of persistent softness in the City's economy, highlighted by weak job growth and a growing dependence on the historically volatile financial services sector". Other factors identified by Standard & Poor's in lowering its rating on City bonds included a trend of using one-time measures, including debt refinancings, to close projected budget gaps, dependence on unratified labor savings to help balance the Financial Plan, optimistic projections of additional federal and State aid or mandate relief, a history of cash flow difficulties caused by State budget delays and continued high debt levels.


     On March 1, 1996, Moody's stated that the rating for City general obligation bonds remains under review pending the outcome of the adoption of the City's budget for the 1997 fiscal year, and, in light of the status of the debate on public assistance and Medicaid reform; the enactment of a State budget, upon which major assumptions regarding State aid are dependent, which may be extensively delayed; and the seasoning of the City's economy with regard to its strength and direction in the face of a potential national economic slowdown. Since July 15, 1993, Fitch Investors Service, L.P.


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("Fitch") has rated City bonds A-. On February 28, 1996, Fitch placed the
City's general obligation bonds on FitchAlert with negative implications.

     New York State and its Authorities. The State's current fiscal year commenced on April 1, 1996, and ends on March 31, 1997, and is referred to herein as the State's 1996-97 fiscal year. The State's budget for the 1996-97 fiscal year was enacted by the Legislature on July 13, 1996, more than three months after the start of the fiscal year. The State Financial Plan for the 1996-97 fiscal year was formulated on July 25, 1996 and is based on the State's budget as enacted by the Legislature and signed into law by the Governor, as well as actual results for the first quarter of the current fiscal year. The State's prior fiscal year commenced on April 1, 1995, and ended on March 31, 1996, and is referred to herein as the State's 1995-96 fiscal year. The State's budget for the 1995-96 fiscal year was enacted by the Legislature on June 7, 1995, more than two months after the start of the fiscal year. The State Financial Plan for the 1995-96 fiscal year was formulated on June 20, 1995 and is based on the State's budget as enacted by the Legislature and signed into law by the Governor.

     The State closed projected budget gaps of $5.0 billion and $3.9 billion for its 1995-96 and 1996-97 fiscal years, respectively. The 1997-98 gap was projected at $1.44 billion, based on the Governor's proposed budget of December 1995. As a result of changes made in the enacted budget, that gap is now expected to be larger. However, the gap is not expected to be as large as those faced in the prior two fiscal years. The Governor has indicated that he will propose to close any potential imbalance primarily through General Fund expenditure reductions and without increases in taxes or deferrals of scheduled tax reductions.

     The 1996-97 State Financial Plan is projected to be balanced on a cash basis. As compared to the Governor's proposed budget as revised on March 20, 1996, the State's adopted budget for 1996-97 increases General Fund spending by $842 million, primarily from increases for education, special education and higher education ($563 million). The balance represents funding increases to a variety of other programs, including community projects and increased assistance to fiscally distressed cities. Resources used to fund these additional expenditures include $540 million in increased revenues projected for 1996-97 based on higher-than-projected tax collections during the first half of calendar 1996, $110 million in projected receipts from a new State tax amnesty program, and other resources including certain non-recurring resources. The total amount of non-recurring resources included in the 1996-97 State budget is projected by the State Division of the Budget ("DOB") to be $1.3 billion, or 3.9 percent of total General Fund receipts.

     The economic and financial condition of the State may be affected by various financial, social, economic and political factors. Those factors can be very complex, may vary from fiscal year to fiscal year, and are frequently the result of actions taken not only by the State and its agencies and instrumentalities, but also by entities, such as the Federal government, that are not under the control of the State. Because of the uncertainty and unpredictability of changes in these factors, their impact cannot be fully included in the assumptions underlying the State's projections. There can be no assurance that the State economy will not experience results that are worse than predicted, with corresponding material and adverse effects on the State's financial projections.

     The DOB believes that its projections of receipts and disbursements relating to the current State Financial Plan, and the assumptions on which they are based, are reasonable. Actual results, however, could differ materially and adversely from the projections set forth below, and those projections may be changed materially and adversely from time to time.



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     The State Financial Plan is based on a June 1996 projection by DOB of national and State economic activity. The national economy has resumed a more robust rate of growth after a "soft landing" in 1995, with over 11 million jobs added nationally since early 1992. The State economy has continued to expand, but growth remains somewhat slower than in the nation. Although the State has added approximately 240,000 jobs since late 1992, employment growth in the State has been hindered during recent years by significant cutbacks in the computer and instrument manufacturing, utility, defense, and banking industries. Government downsizing has also moderated these job gains. DOB forecasts that national economic growth will be quite strong in the first half of calendar 1996, but will moderate considerably as the year progresses. The overall growth rate of the national economy during calendar year 1996 is expected to be just slightly below the "consensus" of a widely followed survey of national economic forecasters. Growth in real Gross Domestic Product during 1996 is projected to be moderate at 2.1 percent, with anticipated declines in federal spending and net exports more than offset by increases in consumption and investment. Inflation, as measured by the Consumer Price Index, is projected to be contained at about 3 percent due to moderate wage growth and foreign competition. Personal income and wages are projected to increase by about 5 percent.

     The forecast of the State's economy shows modest expansion during the first half of calendar 1996, but some slowdown is projected during the second half of the year. Although industries that export goods and services are expected to continue to do well, growth is expected to be slowed by government cutbacks at all levels and by tight fiscal constraints on health and social services. On an average annual basis, employment growth in the State is expected to be up slightly from the 1995 rate. Personal income is expected to record moderate gains in 1996. Bonus payments in the securities industry are expected to increase further from last year's record level.

     The forecast for continued slow growth, and any resultant impact on the State's 1996-97 Financial Plan, contains some uncertainties. Stronger-than-expected gains in employment could lead to a significant improvement in consumption spending. Investments could also remain robust. Conversely, the prospect of a continuing deadlock on federal budget deficit reduction or fears of excessively rapid economic growth could create upward pressures on interest rates. In addition, the State economic forecast could over- or underestimate the level of future bonus payments or inflation growth, resulting in forecasted average wage growth that could differ significantly from actual growth. Similarly, the State forecast could fail to correctly account for expected declines in government and banking employment and the direction of employment change that is likely to accompany telecommunications deregulation.

     The General Fund is the principal operating fund of the State and is used to account for all financial transactions, except those required to be accounted for in another fund. It is the State's largest fund and receives almost all State taxes and other resources not dedicated to particular purposes. In the State's 1996-97 fiscal year, the General Fund is expected to account for approximately 47 percent of total governmental-fund receipts and 71 percent of total governmental-fund disbursements. General Fund moneys are also transferred to other funds, primarily to support certain capital projects and debt service payments in other fund types.

     The General Fund is projected to be balanced on a cash basis for the 1996-97 fiscal year. Total receipts and transfers from other funds are projected to be $33.17 billion, an increase of $365 million from the prior fiscal year. Total General Fund disbursements and transfers to other funds are projected to be $33.12 billion, an increase of $444 million from the total in the prior fiscal year.



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     The State reported a General Fund operating surplus of $380 million for the 1995-96 fiscal year, as compared to an operating deficit of $1.43 billion for the prior fiscal year. The 1995-96 fiscal year surplus reflects several major factors, including the cash-basis surplus and the benefit of $529 million in Local Government Assistance Corporation ("LGAC") bond proceeds which were used to fund various local assistance programs. This was offset in part by a $437 million increase in tax refund liability primarily resulting from the effects of ongoing tax reductions and (to a lesser extent) changes in accrual measurement policies, and increases in various other expenditure accruals. Revenues increased $530 million (nearly 1.7 percent) over the prior fiscal year with an increase in personal income taxes and miscellaneous revenues offset by decreases in business and other taxes. Expenditures decreased $716 million (2.2 percent) from the prior fiscal year with the largest decrease occurring in State aid for social services programs and State operations spending. Net other financing sources nearly tripled, increasing $561 million, due primarily to an increase in bonds issued by LGAC, a transfer from the Mass Transportation Operating Assistance Fund and transfers from public benefit corporations.

     On January 13, 1992, Standard & Poor's reduced its ratings on the State's general obligation bonds from A to A- and, in addition, reduced its ratings on the State's moral obligation, lease purchase, guaranteed and contractual obligation debt. Standard & Poor's also continued its negative rating outlook assessment on State general obligation debt. On April 26, 1993, Standard & Poor's revised the rating outlook assessment to stable. On February 14, 1994, Standard & Poor's raised its outlook to positive and, on October 3, 1995, confirmed its A- rating. On January 6, 1992, Moody's reduced its ratings on outstanding limited-liability State lease purchase and contractual obligations from A to Baa1. On October 2, 1995, Moody's reconfirmed its A rating on the State's general obligation long-term indebtedness.

     Litigation. The court actions in which the State is a defendant generally involve State programs and miscellaneous tort, real property, and contract claims. While the ultimate outcome and fiscal impact, if any, on the State of those proceedings and claims are not currently predictable, adverse determinations in certain of them might have a material adverse effect upon the State's ability to maintain a balanced 1996-97 State Financial Plan.

     The claims involving the City other than routine litigation incidental to the performance of their governmental and other functions and certain other litigation arise out of alleged constitutional violations, torts, breaches of contract and other violations of law and condemnation proceedings. While the ultimate outcome and fiscal impact, if any, on the City of those proceedings and claims are not currently predictable, adverse determinations in certain of them might have a material adverse effect upon the City's ability to carry out the 1997-2000 Financial Plan. The City has estimated that its potential future liability on account of outstanding claims against it as of June 30, 1995 amounted to approximately $2.5 billion.



Pennsylvania Trust

     The following information constitutes only a brief summary of a number of the complex factors which may impact issuers of Pennsylvania municipal securities and does not purport to be a complete or exhaustive description of all conditions to which issuers of Pennsylvania municipal securities may be subject. Additionally, many factors, including national, economic, social and environmental policies and conditions, which are not within the control of such issuers, could have an adverse impact on the financial condition of such issuers. The Pennsylvania Trust cannot predict whether or to what extent such factors or other factors may affect the issuers of Pennsylvania municipal

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securities, the market value or marketability of such securities or the ability of the respective issuers of such securities held by the Pennsylvania Trust to pay interest on or principal of such securities. The creditworthiness of obligations issued by local Pennsylvania issuers may be unrelated to the creditworthiness of obligations issued by the Commonwealth of Pennsylvania, and there is no obligation on the part of the Commonwealth of Pennsylvania to make payments on such local obligations. There may be specific factors that are applicable in connection with investment in the obligations of particular issuers located within Pennsylvania, and it is possible the Pennsylvania Trust has invested in obligations of particular issuers as to which such specific factors are applicable. However, the information set forth below is intended only as a general summary and not as a discussion of any specific factors that may affect any particular issuer of Pennsylvania municipal securities.

     State Finance


     State Economy. The Commonwealth of Pennsylvania is one of the most populous states, ranking fifth behind California, New York, Texas and Florida. Pennsylvania is an established yet growing state with a diversified economy. It is the headquarters for 58 major corporations. Pennsylvania historically has been identified as a heavy industry state although that reputation has changed over the last thirty years as the industrial composition of the Commonwealth diversified when the coal, steel and railroad industries began to decline. A more diversified economy was necessary as the traditionally strong industries in the Commonwealth declined due to a long-term shift in jobs, investment and workers away from the northeast part of the nation. The major sources of growth in Pennsylvania are in the service sector, including trade, medical and the health services, education and financial institutions. Pennsylvania's agricultural industries are also an important component of the Commonwealth's economic structure, accounting for more than $3.6 billion in crop and livestock products annually, while agribusiness and food related industries support $39 billion in economic activity annually.

     Non-agricultural employment in Pennsylvania over the last ten years increased at an annual rate of 1.02 percent. This rate compares to a 0.36 percent rate for the Middle Atlantic region and 1.78 percent for the U.S. during the period 1990 through 1992. Non-agricultural employment declined by 94,000 jobs. By 1994 employment exceeded the pre-recession level. For the last three years, employment in the Commonwealth has increased 3.4 percent. The growth in employment experienced in Pennsylvania during this period is higher than the 2.9 percent growth in the Middle Atlantic region. Non-manufacturing employment has increased in recent years to its 1995 level of 82.1 percent of total employment in Pennsylvania. Consequently, manufacturing employment constitutes a diminished share of total employment within Pennsylvania. Manufacturing, contributing 17.9 percent of 1995 non-agricultural employment, has fallen behind both the services sector and the trade sector as the largest single source of employment within the Commonwealth. In 1993 the services sector accounted for 30.4 percent of all non-agricultural employment while the trade sector accounted for 22.8 percent.

     Pennsylvania's annual average unemployment rate was below the national average from 1986 until 1990. Slower economic growth caused the unemployment rate in the Commonwealth to rise to 6.9 percent in 1991 and 7.5 percent in 1992. The resumption of faster economic growth resulted in a decrease in the Commonwealth's unemployment rate to 7.0 percent in 1993. As of March 1996, the most recent month for which data is available, the seasonally adjusted unemployment rate for the Commonwealth was 5.6 percent, the same rate as that for the United States.


     The Commonwealth operates under an annual budget which is formulated and submitted for legislative approval by the Governor each February. The

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Pennsylvania Constitution requires that the Governor's budget proposal consist of three parts: (i) a balanced operating budget setting forth proposed expenditures and estimated revenues from all sources and, if estimated revenues and available surplus are less than proposed expenditures, recommending specific additional sources of revenue sufficient to pay the deficiency; (ii) a capital budget setting forth proposed expenditures to be financed from the proceeds of obligations of the Commonwealth or its agencies or from operating funds; and (iii) a financial plan for not less than the succeeding five fiscal years, which includes for each year projected operating expenditures and estimated revenues and projected expenditures for capital projects. The General Assembly may add, change or delete any items in the budget prepared by the Governor, but the Governor retains veto power over the individual appropriations passed by the legislature. A gubernatorial veto can be overridden only by a two-thirds majority of all members of each house. The Commonwealth's fiscal year begins on July 1 and ends on June 30.


     The Constitution and the laws of the Commonwealth require all payments from the treasury, with the exception of refunds of taxes, licenses, fees and other charges, to be made only by duly enacted appropriations. Amounts appropriated from a fund may not exceed its actual and estimated revenues for the fiscal year plus any surplus available. Appropriations from the principal operating funds of the Commonwealth (the General Fund, the Motor License Fund and the State Lottery Fund) are generally made for one fiscal year and are returned to the unappropriated surplus of the fund (a lapse) if not spent or encumbered by the end of the fiscal year.

     Pennsylvania uses the "fund" method of accounting for receipts and disbursements. For purposes of government accounting, a "fund" is an independent fiscal and accounting entity with a self-balancing set of accounts, recording cash and/or other resources together with all related liabilities and equities which are segregated for the purpose of carrying on specific activities or attaining certain objectives in accordance with the fund's special regulations, restrictions or limitations. In the Commonwealth, funds are established by legislative enactment or in certain cases by administrative action. Over 150 funds have been established for the purpose of recording the receipts and disbursements of monies received by the Commonwealth. Annual budgets are adopted each fiscal year for the principal operating funds of the Commonwealth and several other special revenue funds. Expenditures and encumbrances against these funds may only be made pursuant to appropriation measures enacted by the General Assembly and approved by the Governor. The General Fund, the Commonwealth's largest fund, receives all tax revenues, non-tax revenues and federal grants and entitlements that are not specified by law to be deposited elsewhere. The majority of the Commonwealth's operating and administrative expenses are payable from the General Fund. Debt service on all bond indebtedness of the Commonwealth, except that issued for highway purposes or for the benefit of other special revenue funds, is payable from the General Fund.

     Financial information for the principal operating funds of the Commonwealth is maintained on a budgetary basis of accounting. Since 1984, the Commonwealth has also prepared annual financial statements in accordance with generally accepted accounting principles ("GAAP"). Financial statements prepared in accordance with GAAP have been audited jointly by the Auditor General of the Commonwealth and an independent public accounting firm each year since 1984. Budgetary basis financial reports are based on a modified cash basis of accounting as opposed to a modified accrual basis of accounting prescribed by GAAP. The budgetary basis financial information maintained by the Commonwealth to monitor and enforce budgetary control is adjusted at fiscal year-end to reflect appropriate accruals for financial reporting in conformity with GAAP.


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     Financial Results for Recent Fiscal Years (GAAP Basis). For the five year period fiscal 1991 through fiscal 1995, total revenues and other sources rose at a 9.1 percent average annual rate while total expenditures and other uses grew by 7.4 percent annually. Over two-thirds of the increase in total revenues and other sources during this period occurred during fiscal 1992 when a $2.7 billion tax increase was enacted to address a fiscal 1991 budget deficit and to fund increased expenditures for fiscal 1992. For the four year period fiscal 1992 through fiscal 1995, total revenues and other sources increased at an annual average of 3.3 percent, less than one-half the rate of increase for the five year period beginning with fiscal 1991. This slower rate of growth was due, in part, to tax rate reductions and other tax law revisions that restrained the growth of tax receipts for fiscal years 1993, 1994 and 1995.

     Expenditures and other uses followed a pattern similar to that for revenues, although with smaller growth rates, during the fiscal 1991 through fiscal 1995 period. Program areas having the largest increase in costs for the fiscal 1991 to fiscal 1995 period were for protection of persons and property, due to an expansion of state prisons, and for public health and welfare, due to rising caseloads, program utilization and increased prices. Recently, efforts to restrain the rapid expansion of public health and welfare program costs have resulted in expenditure increases at or below the total rate of increase for total expenditures in each fiscal year. For the period fiscal 1992 through fiscal 1995, public health and welfare costs increased by an average annual rate of 3.5 percent, well below the 5.2 percent average for total expenditures and other uses during the same period.

     Fiscal 1994 Financial Results (GAAP Basis). The fund balance increased $194.0 million over the prior year's fund balance due largely to an increased reserve for encumbrances and an increase in other designated funds. The unreserved-undesignated balance increased by $14.8 million to $79.2 million. Revenues and other sources increased by 1.8 percent over the prior fiscal year while expenditures and other uses increased by 4.3 percent. Consequently, the operating surplus declined to $179.4 million for fiscal 1994 from $686.3 million for fiscal 1993.

     Budgetary Basis. Commonwealth revenues during the fiscal year totaled $15,210.7 million, $38.6 million above the fiscal year estimate, and 3.9 percent over Commonwealth revenues during the previous fiscal year. The sales tax was an important contributor to the higher than estimated revenues. Collections from the sales tax were $5.124 billion, a 6.1 percent increase from the prior fiscal year and $81.3 million above estimate. The strength of collections from the sales tax offset the lower than budgeted performance of the personal income tax which ended the fiscal year $74.4 million below estimate. The shortfall in the personal income tax was largely due to shortfalls in income not subject to withholding such as interest, dividends and other income. Tax refunds in fiscal 1994 were reduced substantially below the $530 million amount provided in fiscal 1993. The higher fiscal 1993 amount and the reduced fiscal 1994 amount occurred because reserves of approximately $160 million were added to fiscal 1993 tax refunds to cover potential payments if the Commonwealth lost litigation known as Philadelphia Suburban Corp. v. Commonwealth. Those reserves were carried into fiscal 1994 until the litigation was decided in the Commonwealth's favor in December 1993 and $147.3 million of reserves for tax refunds were released.


     Expenditures, excluding pooled financing expenditures and net of all fiscal 1994 appropriation lapses, totaled $14,934.4 million representing a 7.2 percent increase over fiscal 1993 expenditures. Medical assistance and corrections spending contributed to the rate of spending growth for the fiscal year.


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     The Commonwealth maintained an operating balance on a budgetary basis for fiscal 1994 producing a fiscal year ending unappropriated surplus of $335.8 million. By state statute, ten percent ($33.6 million) of that surplus was transferred to the Tax Stabilization Reserve Fund and the remaining balance was carried over into the 1995 fiscal year.

     Fiscal 1995 Fiscal Results (GAAP Basis). Revenues and other sources totaled $23,771.6 million, an increase of $1,135.0 million (0.5 percent) over the prior fiscal year. The largest increase was $817.9 million in taxes which represents a 5.6 percent increase over taxes in the prior fiscal year. Expenditures and other uses rose by $1,364.1 million to $23,821.4 million, an increase over the prior fiscal year of 6.1 percent. Consequently, an operating deficit of $49.8 million was recorded for the fiscal year and led to a decline in fund balance to $688.3 million at June 30, 1995. Two items predominantly contributed to the fund balance decline. First, a more comprehensive procedure was used for fiscal 1995 to compute the liabilities for certain public welfare programs leading to an increase for the year-end accruals. Second, a change to the methodology to calculate the year-end accrual for corporate tax payables increased the tax refund liability by $72 million for the 1995 fiscal year when compared to the previous fiscal year.

     The fund balance for June 30, 1994, was restated for the fiscal 1995 financial statements. That restatement totaled $116.7 million to recognize previously unreported revenues and expenditures for fiscal 1994. The fund balance for June 30, 1994, as restated, was $776.3 million.

     Budgetary Basis. Commonwealth revenues for the fiscal year were above estimate and exceeded fiscal year expenditures and encumbrances. Fiscal 1995 was the fourth consecutive fiscal year the Commonwealth reported an increase in the fiscal year-end unappropriated balance. Prior to reserves for transfer to the Tax Stabilization Reserve Fund, the fiscal 1995 closing unappropriated surplus was $540.0 million, an increase of $204.2 million over the fiscal 1994 closing unappropriated surplus prior to transfers.


     Commonwealth revenues were $459.4 million, 2.9 percent, above the estimate of revenues used at the time the budget was enacted. Corporation taxes contributed $329.4 million of the additional receipts largely due to higher receipts from the corporate net income tax. Fiscal 1995 revenues from the corporate net income tax were 22.6 percent over collections in fiscal 1994 and include the effects of the reduction of the tax rate from 12.25 percent to
11.99 percent that became effective with tax years beginning on and after January 1, 1994. The sales and use tax and miscellaneous revenues also showed strong year-over-year growth that produced above-estimate revenue collections. Sales and use tax revenues were $5.526.9 million, $128.8 million above the enacted budget estimate and 7.9 percent over fiscal 1994 collections. Tax receipts from both motor vehicle and non-motor vehicle sales contributed to the higher collections. Miscellaneous revenue collections for fiscal 1995 were $183.5 million, $44.9 million above estimate and were largely due to additional investment earnings, escheat revenues and other miscellaneous revenues. Personal income tax receipts for fiscal 1995 were slightly above the budgeted estimate. Receipts totaled $5,083.2 million, $5.1 million above the estimate and 4.3 percent over collections for fiscal 1994. The higher than estimated revenues from tax sources were due to faster economic growth in the national and state economy than had been projected when the budget was adopted. The higher rate of economic growth for the nation and the state gave rise to increases in employment, income and sales higher than expected which translated into above-estimate tax revenues.


     Tax revenue refunds were also higher than estimated in the budget. The reserve for tax refunds was increased during the fiscal year from $410 million to $460 million, a 110 percent increase over refunds budgeted in fiscal 1994 which were unusually low due to a carryover of $160 million of reserves for


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tax refunds from fiscal 1993. An acceleration of the tax refund process for corporation taxes, litigation settlements, and an increase in the personal income tax poverty exemption contributed to tax refunds being higher than initially budgeted.

     Expenditures from Commonwealth revenues (excluding pooled financing expenditures), including $65.5 million of supplemental appropriations enacted at the close of the 1995 fiscal year, totaled $15,674.7 million, representing an increase of 5 percent over spending during fiscal 1994.

     Funds held in reserve at the end of fiscal 1995 for transfer to the Tax Stabilization Reserve Fund totaled $111.0 million. Of this total, $54.0 million represents the 10 percent transfer of the fiscal year-end balance prescribed in prior state law. The remaining $57.0 million represents an additional 5 percent of the year-end balance and an additional $30 million proposed by the Governor to be transferred to the Tax Stabilization Reserve Fund. These additional reserves for transfer were authorized in legislation recently enacted by the General Assembly. The Tax Stabilization Reserve Fund is anticipated to have an available balance of $182.8 million at June 30, 1996, representing approximately 1.1 percent of general fund annual commonwealth revenues.

     Fiscal 1996 Budget: The enacted fiscal 1996 budget provides for expenditures from commonwealth revenues of $16,165.7 million, a 2.7 percent increase over total appropriations from commonwealth revenues in fiscal 1995. The appropriations increase for fiscal 1996 is one of the lowest rates in recent years. The fiscal 1996 budget is based on anticipated commonwealth revenues, net of enacted tax changes, of $16,268.7 million, an increase over actual fiscal 1995 commonwealth revenues of 0.3 percent. Excluding the estimated effects of the tax changes enacted in 1994 and 1995, commonwealth revenues for fiscal 1996 are estimated to increase by approximately 2.9 percent. The fiscal 1996 revenue estimate is based on a forecast of the national economy for gross domestic product growth to slow from 4.1 percent in 1994 to an average annual rate for 1995 of 2.4 percent and then to 1.3 percent in 1996. The lower rate of growth is a consequence of anticipated smaller rates of increases for consumer spending, business fixed investment and exports. The anticipated decline in the rate of economic growth is also expected to lead to an increase in the national unemployment rate to a rate above 6 percent by the end of 1995 and above a rate of 6.5 percent by the end of fiscal 1996. The U.S. Department of Labor reported the national unemployment rate for 1995 to be 5.6 percent.

     Tax changes enacted with the fiscal 1996 budget totaled $282.9 million, representing an approximate 1.7 percent of base revenues. The largest dollar value changes were in the corporate net income tax where the scheduled 1997 reduction of the tax rate to 9.99 percent was accelerated to the 1995 tax year; a double-weighting was provided for the sales factor of the corporate net income apportionment calculation; and the maximum annual allowance for the net operating loss deduction was increased from $500 thousand to $1 million. The fiscal 1996 cost of these corporate income tax changes is estimated to be $210.8 million representing approximately 75 percent of the fiscal year's tax reduction. Other major components of the tax reduction include a $12.1 million decrease for the capital stock and franchise tax from an increase in the basic exemption; $24.7 million from the repeal of the tax on annuities; and $27.9 million from an acceleration of the scheduled phase-out of the inheritance tax on transfers of certain property to a surviving spouse. A 90- day amnesty program was also authorized in the tax bill. The amnesty program was available to taxpayers from October 1995 through January 1996. Tax and interest revenues received from the tax amnesty program after payment of administration costs were credited to the appropriate fund. Receipts credited to the General Fund in excess of $67 million, plus any shortfall in delinquent


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tax collection below those in fiscal 1995, will be deposited into a restricted account in the General Fund for later distribution.

     Increases in authorized spending for fiscal 1996 emphasize education. Appropriations for the basic subsidy for public schools were increased $143 million, representing a 4.4 percent increase. This increase reversed a four-year trend of a declining budget share for education. A limited program to permit certain residents to choose the school district or private school to provide their children's education was funded in the budget, but enabling legislation for the program has yet to be enacted. The budget also contemplates several changes to certain public welfare programs. Changes made by the General Assembly include the termination of the category of transitionally needy for cash assistance after June 30, 1995. Newly qualifying members of this category no longer are eligible for cash payments for up to two months every two years, but will continue to be eligible for food stamps and medical assistance benefits. The legislation also eliminated cash assistance payments for certain other limited recipients. Estimated savings are approximately $27 million based on a caseload of approximately 90,000 persons per year. The enacted budget also included most of the Governor's proposed consolidation and elimination of several organizations and or appropriations. The consolidated programs were absorbed within existing organizations. Savings of $5.2 million are anticipated to result from these consolidations and eliminations.


     Revised estimates for the fiscal 1996 budget were included in the Governor's February 1996 submission of his fiscal 1997 budget proposal. Supplemental appropriation funding needs were recommended totaling $54.2 million, representing 0.3 percent of approved appropriations for fiscal 1996. The majority of the supplemental appropriations are for the Department of Corrections to meet the additional operational costs arising from a larger inmate population than budgeted, and for the Department of Education to meet local school subsidy costs which were underestimated in the adopted budget. All anticipated supplemental appropriation needs for the Department of Public Welfare are expected to be met from a reallocation of appropriation authority within the Department. Funding for the requested supplemental appropriations will be provided by appropriation lapses anticipated during the fiscal year. Appropriation lapses totaling $50 million from prior fiscal years' appropriations and $90 million from current fiscal year appropriations are expected. The $140 million total appropriation lapses estimated for fiscal 1996 compares to actual appropriation lapses totaling $205 million and $194 million during fiscal 1995 and fiscal 1994 respectively. The General Assembly has not yet approved the requested supplemental appropriations.

     Commonwealth revenues for fiscal 1996 are anticipated to be $2.5 million (less than 0.1 percent) over the official estimate of revenues for the fiscal year. Within the revised estimate, receipts from the corporate net income tax and interest earnings are anticipated to exceed the official estimate while receipts from the sales and use tax, the personal income tax and the gross receipts tax are anticipated to fall below their official estimate levels.

     The fiscal year ending unappropriated surplus (prior to any transfer to the Tax Stabilization Reserve Fund) is estimated to be $118.3 million, an increase of $105.6 million over the enacted budget estimate. The increase is primarily due to the amount of appropriation lapses now anticipated in excess of supplemental appropriation needs and to a lower estimate of tax refunds.

     For the current fiscal year through April 1996, Commonwealth revenue receipts have totaled $11.9 million (less than one-tenth percent) above the estimate for the period. Higher than estimated receipts for non-tax revenues have helped offset revenue shortfalls in tax collections. Receipts from both the corporate taxes and the sales and use tax are lagging behind estimates for

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the fiscal year-to-date period, while receipts from the personal income tax and non-tax revenue have exceeded their estimates to-date.

     Fiscal 1997 Proposed Budget. In February 1996, the Governor presented his proposed fiscal 1997 budget to the General Assembly. Proposed appropriations from General Fund Commonwealth revenues totals $16,189.9 million, a reduction from the estimated $16,219.9 million (including proposed supplemental appropriations) for fiscal 1996. The proposed reduction represents a decline of approximately 0.2 percent in appropriations from the prior fiscal year. Revenue receipts are estimated to increase by $403.9 million, or 2.5 percent, over anticipated receipts for fiscal 1996. The anticipated increased revenues, together with the projected $140 million of appropriation lapses during fiscal 1996 and the proposed draw-down of approximately $95 million of surplus provide the funding sources for the proposed budget. The proposed drawdown of the fiscal 1996 unappropriated surplus produces a projected 1997 fiscal year end surplus of under $5 million, without any consideration of possible appropriation lapses for fiscal 1997.

     The decline in appropriation authority over the prior fiscal year in the proposed budget relies on several program changes. The largest changes proposed are $329 million of cost containment efforts in public health and welfare programs. The largest savings are generated by proposed changes in eligibility criteria. Savings of $249 million are projected from the elimination of medical assistance benefits for able-bodied adults without children and $40 million from tightened standards of employability for those collecting benefits. Other proposed changes, including changes contained in proposed federal welfare reform measures, provide an additional $39 million of budgetary savings. Program reductions are also planned for the residential portion of the mental health/mental retardation program that could involve a limited number of staff cuts at state institutions. The budget also relies on certain provisions of proposed federal welfare reforms. In particular, an increase in the proportion of federal funding for medical assistance is assumed which is anticipated to provide $261.8 million of additional federal funds and a commensurate reduction in required state funds. Other significant cost restraints include reductions to appropriations for the state-aided colleges and universities and no increases for the state-related colleges and universities. Funds for basic education programs to local school districts are proposed to increase slightly. The largest increase, $33.3 million, is proposed for an initiative to improve the use of technology in learning. A restructuring of the economic development programs and incentives of the Commonwealth are also proposed to combine and improve the delivery of such programs. A proposed securitization of current loans held by the Sunny Day Fund is budgeted to provide a portion of the initial capitalization for the realigned programs. The current trend of escalating costs of the corrections program continues in this budget. An amount of $80.3 million is included to meet the increased costs of the rising prison population.

     The proposed fiscal 1997 budget includes tax reductions totaling $60.2 million. Included in the proposed reductions are a 0.25 mill reduction to the tax rate for the capital stock and franchise taxes, an exemption of certain computer services from the sales and use tax, and a $1,000 per job tax credit for newly created jobs. All require legislative enactment.

     The General Assembly is considering the Governor's proposed budget in committee deliberations and floor action on implementing legislation. The various legislative bills required to implement the proposed budget have begun to move through the legislative process. However, legislation enacting medical assistance program changes estimated in the proposed budget to produce approximately $249 million in savings was approved by the Senate but rejected by the House of Representatives. Delay in the enactment of the proposed changes beyond March 1996 will impede timely implementation of the proposed changes and, in the absence of other budgetary measures, result in higher

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spending than anticipated in the proposed fiscal 1997 budget. Appropriations committees of the General Assembly are considering 1997 fiscal year budget appropriations, and upon committee approval of appropriation bills, will be considered by each house. The General Assembly may change, eliminate or add amounts and items to the proposed budget submitted by the Governor and there can be no assurance that the budget, as proposed by the Governor, will be enacted into law.

     Disaster Declaration. A disaster emergency was declared by the Governor and a federal major disaster declaration was made by the President of the United States for certain counties in the Commonwealth for a blizzard and subsequent flooding in January 1996. Substantial damage to public and private facilities occurred and many municipalities' financial resources have been strained by the costs of responding to these weather related conditions. A special session of the General Assembly has been convened by the Governor to consider legislation to respond to those needs. No provision for funding of any legislation to be considered in this special session has been provided in the fiscal 1996 budget estimate or in the proposed fiscal 1997 budget. While legislation to be considered during this special session may only cover items included in the Governor's proclamation, legislation to be considered may include additional or increased taxes and fees, redirection of current revenues to disaster relief programs, additional debt financing, and other financing arrangements.


     Tax Structure. The Commonwealth, through its principal operating funds -- the General Fund, the Motor License Fund and the State Lottery Fund -- receives over 57 percent of its revenues from taxes levied by the Commonwealth. Interest earnings, licenses and fees, lottery ticket sales, liquor store profits, miscellaneous revenues, augmentations and federal government grants supply the balance of receipts to these funds.

     Tax and fee proceeds relating to motor fuels and vehicles are constitutionally dedicated for highway purposes and are deposited into the Motor License Fund. Lottery ticket sale revenues are deposited into the State Lottery Fund and are reserved by statute for programs to benefit senior citizens. Revenues, other than those specified to be deposited in a particular fund, are deposited into the General Fund.

     The major tax sources for the General Fund of the Commonwealth are the sales tax enacted in 1953, the personal income tax enacted in 1971, and the corporate net income tax which in its present form dates back to 1935. The last restructuring of the Commonwealth's tax system occurred with the enactment of the Tax Reform Code of 1971 that codified many of the taxes levied by the Commonwealth.

     The major tax sources for the Motor License Fund are the liquid fuels taxes and the oil company franchise tax. The Motor License Fund also receives revenues from fees levied on heavy trucks and from taxes on fuels used for aviation purposes. Use of these revenues is restricted to the repair and construction of highway bridges and aviation programs respectively.


     The Tax Stabilization Reserve Fund was established in 1986 to provide a source of funds that can be used to alleviate emergencies threatening the health, safety or welfare of the Commonwealth's citizens or to offset unanticipated revenue shortfalls due to economic downturns. Income to the fund is provided by specific appropriation from available balances by the General Assembly, from investment income and by the transfer to the Tax Stabilization Reserve Fund of 15 percent of the budgetary basis operating surplus in the General Fund at the close of any fiscal year. In addition, the proceeds received from the disposition of assets of the Commonwealth not specified to be deposited elsewhere are also to be deposited into the Tax


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Stabilization Reserve Fund. The Commonwealth has not prepared estimates of such sales.


     Assets of the Tax Stabilization Reserve Fund may be used only upon the recommendation by the Governor and approval by the vote of two-thirds of the members of each house of the General Assembly. In February 1991, in response to a projected fiscal 1991 General Fund budgetary deficit caused by lower revenues and higher expenditures than budgeted, the Governor recommended, and the General Assembly authorized, the available balance of $133.8 million in the Tax Stabilization Reserve Fund be used to pay medical assistance and special education costs not covered by budgeted funds. On December 31, 1995, the balance in the Tax Stabilization Reserve Fund was $122.9 million and $57.0 million is in the General Fund pending transfer to the Tax Stabilization Reserve Fund in fiscal 1996.


     Debt Limits and Outstanding Debt. The Pennsylvania Constitution permits the Commonwealth to issue the following types of debt: (i) debt to suppress insurrection or rehabilitate areas affected by disaster, (ii) electorate approved debt, (iii) debt for capital projects subject to an aggregate debt limit of 1.75 times the annual average tax revenues of the preceding five fiscal years, and (iv) tax anticipation notes payable in the fiscal year of issuance. All debt except tax anticipation notes must be amortized in substantial and regular amounts.

     Outstanding general obligation debt totalled $5,045.4 million on June 30, 1995, a decrease of $30.4 million from June 30, 1994. Over the 10-year period ending June 30, 1995, total outstanding general obligation debt increased at an annual rate of 1.1 percent. Within the most recent 5-year period, outstanding general obligation debt has grown at an annual rate of 1.7 percent.

     General obligation debt for non-highway purposes of $4,068.7 million was outstanding on June 30, 1995. Outstanding debt for these purposes increased $63.1 million since June 30, 1994, in large part due to the recent emphasis the Commonwealth has placed on infrastructure investment as a means to spur economic growth and to provide a higher quality of life for Commonwealth residents. For the period ending June 30, 1995, the 10-year and 5-year average annual compounded growth rate for total outstanding debt for non-highway purposes has been 3.8 percent and 6.2 percent, respectively. In its current debt financing plan, Commonwealth infrastructure investment projects include improvement and rehabilitation of existing capital facilities, such as water supply systems and construction of new facilities, such as roads, prisons and public buildings.

     Outstanding general obligation debt for highway purposes was $976.7 million on June 30, 1995, a decrease of $93.5 million from June 30, 1994. Highway outstanding debt has declined over the most recent 10-year and 5-year periods ending June 30, 1995 by the annual average rates of 5.5 percent and 9.6 percent, respectively.


     During the period from 1980 through 1986, all of the Commonwealth's highway investment was funded from current year revenues. From 1987 through 1994, a limited return to the issuance of long-term bonds was required to finance immediately needed repairs to highway bridges. The highway bridge bonding program is funded from the Highway Bridge Improvement Restricted Account within the Motor License Fund. Revenues in this restricted account are derived from a six cent per gallon surtax on motor fuel used on Commonwealth highways by motor carriers and increased registration fees for trucks and truck tractors weighing above 26,000 pounds. The two funding sources for the Highway Bridge Improvement Restricted Account were enacted on July 13, 1987 to replace revenues from an axle tax on heavy trucks which was declared unconstitutional by the United States Supreme Court.

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     The Commonwealth may incur debt to fund capital projects for community colleges, highways, public improvements, transportation assistance, flood control, redevelopment assistance, site development and the Pennsylvania Industrial Development Authority. Before a project may be funded, it must be itemized in a capital budget bill adopted by the General Assembly. An annual capital budget bill states the maximum amount of debt for capital projects that may be incurred during the current fiscal year for projects authorized in the current or previous years' capital budget bills. Capital projects debt is subject to a constitutional limit on debt. As of December 31, 1995, $3,857.1 million of capital projects debt was outstanding.

     The issuance of electorate approved debt is subject to the enactment of legislation which places on the ballot the question of whether debt shall be incurred. Such legislation must state the purposes for which the debt is to be authorized and, as a matter of practice, includes a maximum amount of funds to be borrowed. Upon electorate approval and enactment of legislation implementing the proposed debt-funded program, bonds may be issued. As of December 31, 1995, the Commonwealth had $883.4 million of electorate approved debt outstanding.

     Debt issued to rehabilitate areas affected by disasters is authorized by specific legislation. The Commonwealth had $43.8 million of disaster relief debt outstanding as of December 31, 1995.

     Due to the timing of major tax payment dates, the Commonwealth's cash receipts are generally concentrated in the last four months of the fiscal year, from March through June. Disbursements are distributed more evenly throughout the fiscal year. As a result, operating cash shortages can occur during certain months of the fiscal year. The Commonwealth engages in short-term borrowing to fund expenses within the fiscal year through the sale of tax anticipation notes. The Commonwealth has issued a total of $500.0 million of tax anticipation notes for the account of the General Fund in fiscal 1996. All such notes will mature on June 28, 1996 and will be paid from fiscal 1996 General Fund receipts.


     Pending the issuance of bonds, the Commonwealth may issue bond anticipation notes subject to the applicable statutory and constitutional limitations generally imposed on bonds. The term of such borrowings may not exceed three years. Currently, there are no bond anticipation notes outstanding.


     Certain state-created organizations have statutory authority to issue debt for which state appropriations to pay debt service thereon are not required. The debt of these organizations is supported by assets of, or revenues derived from, the various projects financed and is not an obligation of the Commonwealth. Some of these agencies, however, are indirectly dependent on Commonwealth appropriations. These entities include: Delaware River Joint Toll Bridge Commission, Delaware River Port Authority, Pennsylvania Energy Development Authority, Pennsylvania Higher Education Assistance Agency, Pennsylvania Higher Educational Facilities Authority, Pennsylvania Industrial Development Authority, Pennsylvania Infrastructure Investment Authority, Pennsylvania State Public School Building Authority, Pennsylvania Turnpike Commission, the Philadelphia Regional Port Authority and the Pennsylvania Economic Development Financing Authority. As of December 31, 1993, the aggregate outstanding indebtedness of these entities was $5,767.7 million.

     The Pennsylvania Housing Finance Agency ("PHFA"), as of December 31, 1995, had $2,164.8 million of revenue bonds outstanding. The statute creating PHFA provides that if there is a potential deficiency in the capital reserve fund or if funds are necessary to avoid default on interest, principal or sinking fund payments on bonds or notes of PHFA, the Governor, upon


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notification from the PHFA, shall place in the budget of the Commonwealth for the next succeeding year an amount sufficient to make up any such deficiency or to avoid any such default. The budget as finally adopted by the General Assembly may or may not include the amount so placed therein by the Governor. PHFA is not permitted to borrow additional funds so long as any deficiency exists in the capital reserve fund.

     The Hospitals and Higher Education Facilities Authority of Philadelphia, as of June 30, 1995, had $21.1 million of bonds outstanding which benefit from a moral obligation of the Commonwealth's Department of Public Welfare to request a budget appropriation to make up any deficiency in the debt service reserve fund for said bonds. The budget as finally adopted may or may not include the amount requested.

     The Commonwealth, through several of its departments and agencies, has entered into various agreements to lease, as lessee, certain real property and equipment and to make lease rental payments. Some of those lease payments are pledged as security for various outstanding debt obligations issued by certain public authorities or other entities within the state. All lease payments due from Commonwealth departments and agencies are subject to and dependent upon an annual spending authorization approved through the Commonwealth's annual budget process. The Commonwealth is not required by law to appropriate or otherwise provide moneys from which the lease payments are to be paid. The obligations to be paid from such lease payments are not bonded debt of the Commonwealth.


     The Commonwealth maintains contributory benefit pension plans covering all state employees, public school employees and employees of certain other state-related organizations. Unfunded actuarial accrued liabilities for the Public School Employees' Retirement Fund as of June 30, 1994 were $3,797 million, and for the State Employees' Retirement Fund were negative $249 million as of December 31, 1994.


     Municipal Finance

     Local Finance. The Local Government Unit Debt Act (Act 52 of 1978) (the "Debt Act") establishes debt limits for local government units. Local government units include municipalities (except a first class city or county), school districts and intermediate units. The Act establishes three classes of debt for a local government unit: (i) electoral debt (debt incurred with the approval of the electors of the municipality for which there is no limitation on the amount that may be incurred); (ii) nonelectoral debt (debt of a local government unit not being electoral or lease rental debt); (iii) lease rental debt (the principal amount of debt of an authority organized by a municipality or debt of another local government unit, which debt is to be repaid by the local government unit through a lease, subsidy contract, guarantee or other form of agreement evidencing acquisition of a capital asset, payable or which may be payable out of tax revenues and other general revenues. Each local government unit is subject to a limitation as to the amount of class "ii" and class "iii" debt which may be issued which is based upon such local government unit's Borrowing Base.

     Borrowing Base is defined in the Debt Act as the annual arithmetic average of the total revenues for the three full fiscal years ended next preceding the date of the incurring of nonelectoral debt or lease rental debt. Total revenues for the purposes of the Debt Act excludes, inter alia, certain state and federal subsidies and reimbursements, certain pledged revenues, interest on pledged funds and nonrecurring items.


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     The debt limitations applicable to the various local government units are set forth below:


                                                Nonelectoral plus
                  Nonelectoral                  Lease Rental
First Class
School District   100% of Borrowing Base        200% of Borrowing Base


County            300% of Borrowing Base        400% of Borrowing Base

Other             250% of Borrowing Base        350% of Borrowing Base

     A county may utilize an additional debt limit of 100% of its Borrowing Base for additional nonelectoral or additional lease rental debt, or both, if such county has assumed countywide responsibility for hospitals and other public health services, air and water pollution control, flood control, environmental protection, water distribution and supply systems, sewage and refuse collection and disposal systems, education at any level, highways, public transportation, or port operations, but such additional debt limit may be so utilized only to provide funds for and towards the costs of capital facilities for any or any combination of the foregoing purposes.

     City of Philadelphia. The City of Philadelphia ("Philadelphia") is the largest city in the Commonwealth, with an estimated population of 1,585,577 according to the 1990 Census. Philadelphia functions both as a city of the first class and a county for the purpose of administering various governmental programs.

     Legislation providing for the establishment of the Pennsylvania Intergovernmental Cooperation Authority ("PICA") to assist first class cities in remedying fiscal emergencies was enacted by the General Assembly and approved by the Governor in June 1991. PICA is designed to provide assistance through the issuance of funding debt to liquidate budget deficits and to make factual findings and recommendations to the assisted city concerning its budgetary and fiscal affairs. Philadelphia is operating under a five year fiscal plan approved by PICA on April 17, 1995, with the latest update approved July 18, 1995.


     PICA has issued $1,418,680,000 of its Special Tax Revenue Bonds in the following series: Series of 1992 in the amount of $474,555,000; Series of 1993 in the amount of $643,430,000; and Series of 1993A in the amount of $178,675,000 (issued to advance refund a portion of the Series of 1992); and Series of 1994 in the amount of $122,020,000. This financial assistance has included the refunding of certain city general obligation bonds, the funding of capital projects and the liquidation of the Cumulative General Fund balance deficit as of June 30, 1992 of $224.9 million. The audited General Fund balance of the city as of June 30, 1995, showed a surplus of approximately $80.5 million, up from approximately $1.54 million as of June 30, 1994.

     No further bonds are to be issued by PICA for the purpose of financing a capital project or deficit as the authority for such bond sales expired December 31, 1994. PICA's authority to issue debt for the purpose of financing a cash flow deficit expires on December 31, 1996. Its ability to refund existing outstanding debt is unrestricted. PICA had $1,237.5 million in special revenue bonds outstanding as of December 31, 1995.

     Litigation. According to the Official Statement dated May 15, 1996 describing General Obligation Bonds of the Commonwealth of Pennsylvania, the Office of Attorney General and the Office of General Counsel have reviewed the status of pending litigation against the Commonwealth, its officers and employees, and have identified the following cases as ones where an adverse decision could materially affect the Commonwealth's governmental operations.


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Listed below are all litigation items so identified that may have a material effect on government operations of the Commonwealth and consequently, the Commonwealth's ability to pay debt service on its obligations.

     Under Act No. 1978-152 approved September 28, 1978, as amended, the General Assembly approved a limited waiver of sovereign immunity. Damages for any loss are limited to $250,000 for each person and $1,000,000 for each accident. The Supreme Court of Pennsylvania has held that this limitation is constitutional. Approximately 3,500 suits against the Commonwealth remain open. Tort claim payments for the departments and agencies, other than the Department of Transportation, are paid from departmental and agency operating and program appropriations. Tort claim payments for the Department of Transportation are paid from an appropriation from the Motor License Fund. The Motor License Fund tort claim appropriation for fiscal 1996 is $27.0 million.

Baby Neal v. Commonwealth

     In April of 1990, the American Civil Liberties Union ("ACLU") and various named plaintiffs filed a lawsuit against the Commonwealth in federal court seeking an order requiring the Commonwealth to provide additional funding for child welfare services. No figures for the amount of funding sought are available. A similar lawsuit filed in the Commonwealth Court, captioned as The City of Philadelphia, Hon. Wilson Goode v. Commonwealth of Pennsylvania, Hon. Robert P. Casey et al., was resolved through a court approved settlement providing, inter alia, for more Commonwealth funding for these services for fiscal year 1991 as well as a commitment to pay to counties $30.0 million over five years. The Commonwealth then sought dismissal of the federal action based on, among other things, the settlement of the Commonwealth Court case.

     In January of 1992, the U.S. District Court, per Judge Kelly, denied the ACLU's motion for class certification and held that the "next friends" seeking to represent the interests of the 16 minor plaintiffs in the case were inadequate representatives. The Commonwealth filed a motion for summary judgment on most of the counts in the ACLU's complaint on the basis of, among other things, Suter v. Artist M.. After the motion for summary judgment was filed, the ACLU filed a renewed motion to certify sub-classes.


     In December of 1994, the Third Circuit reversed Judge Kelly's ruling, finding that he erred in refusing to certify the class. Consistent with the Third Circuit's ruling, the District Court certified the class, and the parties have resumed discovery.


County of Allegheny v. Commonwealth of Pennsylvania

     On December 7, 1987, the Supreme Court of Pennsylvania held in County of Allegheny v. Commonwealth of Pennsylvania, that the statutory scheme for county funding of the judicial system is in conflict with the Pennsylvania Constitution. However, the Supreme Court of Pennsylvania stayed its judgment to afford the General Assembly an opportunity to enact appropriate funding legislation consistent with its opinion and ordered that the prior system of county funding shall remain in place until this is done. Allegheny County, on February 12, 1991, filed a motion in the Supreme Court of Pennsylvania to lift the stay and enforce the judgment. The Supreme Court subsequently denied the motion.

     On March 3, 1989, the City of Philadelphia, Allegheny County, and the state County Commissioner's Association filed suit in the Supreme Court of Pennsylvania to require the General Assembly to appropriate the funds required by the Supreme Court of Pennsylvania. That suit was summarily dismissed on March 31, 1989. On February 14, 1991, the Pennsylvania State Association of

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County Commissioners and the Counties of Blair, Bucks, Erie, Huntington and
Perry filed in the Commonwealth Court of Pennsylvania an action for declaratory judgment requesting an order that the Commonwealth be required to provide funds for the operation of the courts of common pleas in accordance with the County of Allegheny decision. These parties also requested the Supreme Court of Pennsylvania to assume plenary jurisdiction over their case. The Supreme Court of Pennsylvania refused to do so, and these parties have withdrawn the Commonwealth Court action.

     On October 5, 1992, the Pennsylvania State Association of County Commissioners, along with Allegheny, Beaver, Clarion, Forest, Tioga and Washington counties, filed in the Supreme Court of Pennsylvania a motion to enforce judgment seeking an order that would direct the Commonwealth to restore funding for local courts and district justices to levels existing in 1987. By order dated May 26, 1993, the motion to enforce judgment was denied.


     On December 7, 1992, the State Association of County Commissioners filed a new action in mandamus seeking to compel the Commonwealth to comply with the decision in County of Allegheny. The Commonwealth has filed a response in opposition to the new action. The counties requested a continuance until April 30, 1995. The Court has not acted on the new action.


     The General Assembly has yet to consider legislation implementing the Supreme Court of Pennsylvania's judgment.

Fidelity Bank v. Commonwealth of Pennsylvania

     On November 30, 1989, Fidelity Bank, N.A. ("Fidelity") filed a declaratory judgment action in the Commonwealth Court of Pennsylvania in which Fidelity raised various challenges to the constitutional validity of the Amended Bank Shares Act (Act No. 1989-21) and related legislation. After the Commonwealth Court ruled in favor of the Commonwealth, finding no constitutional deficiencies, Fidelity, the Commonwealth, and certain intervenor banks filed Notices of Appeal to the Pennsylvania Supreme Court on August 5, 1994.

     Pursuant to a Settlement Agreement dated as of April 21, 1995, the Commonwealth agreed to enter a credit in favor of Fidelity in the amount of $4,100,000 in settlement of the constitutional and non-constitutional issues, including interest. This credit represents a credit of approximately five percent (5%) of the potential claim of Fidelity, had the constitutional issues been resolved in favor of Fidelity.

     Pursuant to a separate Settlement Agreement dated as of April 21, 1995, the Commonwealth settled with the intervening banks, referred to as "New Banks," in connection with issues concerning the New Bank Tax Credit law which were raised in the above-referenced Pennsylvania Supreme Court appeal. As part of the settlement, the Commonwealth agreed neither to assess nor attempt to recoup any new bank tax credits which had been granted or taken by any of the intervening banks. No expenditure of Commonwealth funds is required in order to implement this aspect of the settlement with the intervening banks, since the credits have already been claimed by said banks.


     Although the described settlements have quantified the Commonwealth's exposure to Fidelity and the intervening banks, other banks have filed protective Petitions which are currently pending with the Board of Appeals or Board of Finance and Revenue. Depending upon the outcomes of these administrative appeals, one or more of these banks may seek to raise a new constitutional challenge in the Commonwealth Court. However, as set forth above, the Commonwealth Court has previously examined and confirmed the Act's constitutionality.



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Pennsylvania Association of Rural and Small Schools (PARSS) v. Casey


     This action was filed in January, 1991 by an association of rural and small schools, several individual school districts, and a group of parents and students, against Governor Robert P. Casey and Secretary of Education Donald M. Carroll, Jr. The action challenges the constitutionality of the Commonwealth's system for funding local school districts. The action consists of two parallel cases, one in the Commonwealth Court of Pennsylvania, and one in the United States District Court for the Middle District of Pennsylvania. The federal court case has been indefinitely stayed, pending resolution of the state court case. The state court case has been assigned to Judge Pellegrini, and is in the pre-trial discovery stage. The trial has not yet been scheduled. Following a status conference among counsel, Judge Pellegrini issued an Order, dated May 30, 1996, to consider inter alia, the report of the Governor's Commission on Public School Finance and the course of future proceedings, including trial.


Austin v. Department of Corrections, et al.

     In November 1990, the American Civil Liberties Union ("ACLU") brought a class action lawsuit on behalf of the inmate populations in thirteen Commonwealth correctional institutions.

     The lawsuit challenged the conditions of confinement at each institution and included specified allegations of overcrowding, deficiencies in medical and mental health services, inadequate environmental conditions, disparate treatment of HIV positive prisoners and other assorted claims.

     No damages are sought. The ACLU sought injunctive relief which would modify conditions, change practices and procedures and increase the number of staff deployment. On August 1, 1994, the parties submitted a proposed settlement agreement to the Court for its review. The Court held hearings on the proposed Settlement Agreement in December 1994. The Court approved the Settlement Agreement with a January 17, 1995 Memorandum. On February 3, 1995, the Commonwealth paid $1.3 million in attorneys' fees to the plaintiffs' attorneys in accordance with the Agreement. The remaining $100,000 in attorneys' fees will be paid upon dismissal of the preliminary injunction relating to certain health issues.


     The parties are currently complying with monitoring provisions outlined in the Agreement. The monitoring phase will expire on January 6, 1998. The attorneys' fees for the 3-year monitoring period will not exceed $60,000 in any one year.

Envirotest/Synterra Partners


     On November 11, 1993, the Commonwealth of Pennsylvania, Department of Transportation and Envirotest/Synterra Partners ("Envirotest"), a partnership, entered into a "Contract for Centralized Emissions Inspection Facilities." Thereafter, Envirotest acquired certain land and constructed approximately 85 automobile emissions inspection facilities throughout various regions of the Commonwealth.


     By Act of the General Assembly in October 1994 (Act No. 1994-95), the emissions testing program was suspended and the Department of Transportation was directed to consider other alternatives to the centralized testing program. Former Governor Robert P. Casey vetoed the legislation and the General Assembly overrode the veto in November 1994. As a result, the program was suspended and the Department of Transportation was prohibited from expending funds to implement the program.



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     On December 15, 1995, Envirotest Systems Corporation, Envirotest Partners
(successor to Envirotest/Synterra Partners) and the Commonwealth of Pennsylvania entered into a Settlement Agreement ("Agreement") pursuant to which the parties settled all claims which Envirotest might have had against the Commonwealth arising from the suspension of the emissions testing program. Under the Agreement, Envirotest is to receive $145 million, with interest at 6 percent per annum, payable $25 million in 1995, $40 million each in 1996, 1997, and 1998. An additional $15 million may be required to be paid in 1998, depending upon the results of property liquidations by Envirotest.

Pennsylvania Human Relations Commission v. School District of Philadelphia, et al. v. Commonwealth of Pennsylvania, et al.

     On November 3, 1995, the Commonwealth of Pennsylvania and the Governor of Pennsylvania, along with the City of Philadelphia and the Mayor of Philadelphia, were joined as additional respondents in an enforcement action commenced in Commonwealth Court in 1973 by the Pennsylvania Human Relations Commission against the School District of Philadelphia pursuant to the Pennsylvania Human Relations Act. The enforcement action was pursued to remedy unintentional conditions of segregation in the public schools of Philadelphia. The Commonwealth and the City were joined in the "remedial phase" of the proceeding "to determine their liability, if any, to pay additional costs necessary to remedy the unlawful conditions found to exist in the Philadelphia public schools." The Commonwealth and the City sought to appeal their joinders to the Supreme Court of Pennsylvania, but the Court denied the petitions without comment.

     On February 28, 1996, the School District of Philadelphia filed a third-party complaint against the Commonwealth of Pennsylvania asking Commonwealth Court to require the Commonwealth to "supply such funding as is necessary for full compliance with the November 28, 1994 and other remedial Orders of the Commonwealth Court." In addition, a group of intervenors on March 4, 1996 filed a third party complaint against the Commonwealth of Pennsylvania and the City of Philadelphia requesting Commonwealth Court to declare that "it is the obligation of the Commonwealth and the City to supply the additional funds identified as necessary for the District to fully comply with the orders of the Commonwealth Court," and to require the Commonwealth and the City to supply such additional funding as is necessary for the District to comply with the orders.

     By order dated April 30, 1996, Judge Doris A. Smith of Commonwealth Court overruled the Commonwealth's and the City's preliminary objections seeking dismissal of the claims against them. The Commonwealth and the City are required to file answers to the complaints by May 10, 1996. April 30, 1996 was the court's deadline to conclude discovery. The court has scheduled trial to commence May 30, 1996.



Virginia Trust

     Virginia Risk Factors. Investors should be aware of certain factors that might affect the financial condition of issuers of Virginia municipal securities.

     Bonds in the Virginia Trust may include primarily debt obligations of the subdivisions of the Commonwealth of Virginia issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, schools, streets and water and sewer works. Other purposes for which bonds may be issued include the obtaining of funds to lend to public or private institutions for the construction of facilities such as educational, hospital, housing, and solid waste disposal facilities. The latter are generally payable from private

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sources which, in varying degrees, may depend on local economic conditions, but are not necessarily affected by the ability of the Commonwealth of Virginia and its political subdivisions to pay their debts. Therefore, the general risk factors as to the credit of the State or its political subdivision discussed herein may not be relevant to the Virginia Trust.


     To the extent bonds of the Commonwealth of Virginia are included in the Virginia Issues, information on the financial condition of the Commonwealth is noted. The Constitution of Virginia limits the ability of the Commonwealth to create debt. The Constitution requires a balanced budget. The Commonwealth has maintained a high level of fiscal stability for many years due in large part to conservative financial operations and diverse sources of revenue. The economy of the Commonwealth of Virginia is based primarily on manufacturing, the government sector (including defense), agriculture, mining and tourism. The Federal Base Closing Commission has ordered that a number of military facilities in Virginia be closed or reduced. As a result of recessionary conditions. In 1995 Motorola and IBM each announced the location of major manufacturing facilities in Virginia. The Commonwealth ended the fiscal year on June 30, 1995, with general fund revenues exceeding budget projections by $64.9 million. The preliminary unaudited results for the fiscal year 1995 show a general fund balance of $350.7 million.

     In Davis v. Michigan (decided March 28, 1989), the United States Supreme Court ruled unconstitutional Michigan's statute exempting from state income tax the retirement benefits paid by the state and local governments and not exempting retirement benefits paid by the federal government. In Harper v. Virginia Department of Taxation (decided June 18, 1993), the United States Supreme Court held, in a suit involving claims for refunds by Federal retirees living in Virginia that Virginia State income tax Statutes violated the principles of Davis v. Michigan, but remanded for further relief so long as the relief was consistent with Federal due process. If the courts ultimately rule that the Commonwealth must make full refunds of taxes imposed prior to Davis v. Michigan, the State has estimated that the potential financial impact on the Commonwealth based on its review of claims for refunds by federal pensioners (including interest payable calculated as of December 31, 1993) would be approximately $700 million. The Governor and General Assembly of Virginia authorized a settlement of $340 million, plus interest, payable into a special trust fund in amounts of $60 million in 1994 and $70 million in each of the years 1995 through 1998. Approximately 91% of the retirees accepted the settlement. during the 1995 session of the General Assembly, legislation was passed authorizing participating in the settlement for certain retirees who failed to meet the original deadline. The original principal amount of the claims of the retirees opting out of the settlement has been estimated by the Commonwealth to be in excess of $47,000.000. On September 15, 1995, the Supreme court of virginia entered its final judgment in the Harper case and ordered full refunds with statutory interest. The Commonwealth has estimated that the potential cost of refunding all virginia income taxes paid on federal government pensions for taxable years 1985, 1986, 1987 and 1988 to federal government pensioners who opted out of the settlement is approximately $78.4 million, including interest earnings, as of September 18, 1995.


     The Governor proposed a plan to the General Assembly to eliminate or reduce parole for persons convicted of violent crime. In that connection he proposed the issuance of bonds to finance part of the cost of additional prisons that would result from the program. The General Assembly approved part of the plan, with bonds to be issued by the Virginia Public Building Authority or other entities and leased to the Commonwealth.

     The Commonwealth currently has a Standard & Poor's rating of AAA and a Moody's rating of Aaa on its general obligation bonds. There can be no assurance that the economic conditions on which these ratings are based will

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continue or that particular bond issues may not be adversely affected by changes in economic or political conditions. Further, the credit of the Commonwealth is not material to the ability of political subdivisions and private entities to make payments on the obligations described below.

     General obligations of cities, towns and counties in Virginia are payable from the general revenues of the entity, including ad valorem tax revenues on property within the jurisdiction. The obligation to levy taxes could be enforced by mandamus, but such a remedy may be impracticable and difficult to enforce. Under section 15.1-227.61 of the Code of Virginia of 1950, as amended, a holder of any general obligation bond in default may file an affidavit setting forth such default with the Governor. If, after investigating, the Governor determines that such default exists, he is directed to order the State Comptroller to withhold State funds appropriated and payable to the entity and apply the amount so withheld to unpaid principal and interest. The Commonwealth, however, has no obligation to provide any additional funds necessary to pay such principal and interest.

     Revenue bonds issued by Virginia political subdivisions include (1) revenue bonds payable exclusively from revenue producing governmental enterprises and (2) industrial revenue bonds, college and hospital revenue bonds and other "private activity bonds" which are essentially non-governmental debt issues and which are payable exclusively by private entities such as non-profit organizations and business concerns of all sizes. State and local governments have no obligation to provide for payment of such private activity bonds and in many cases would be legally prohibited from doing so. The value of such private activity bonds may be affected by a wide variety of factors relevant to particular localities or industries, including economic developments outside of Virginia.


     Virginia municipal securities that are lease obligations are customarily subject to "non-appropriation" clauses which allow the municipality, or other public entity, to terminate its lease obligations if moneys to make the lease payments are not appropriated for that purpose. See "Objectives". Legal principles may restrict the enforcement of provisions in lease financing limiting the municipal issuer's ability to utilize property similar to that leased in the event that debt service is not appropriated.

     Recent amendments to Chapter 9 of the United States Bankruptcy Code, which applies to bankruptcies by political subdivision, limit the filing under that chapter to political subdivisions that have been specifically authorized to do so under applicable state law. The Sponsors are not aware of any statute in virginia that gives any such authorization to political subdivisions in Virginia. Bonds payable exclusively by private entities may be subject to the provisions of the United States Bankruptcy Code other than Chapter 9.


     Virginia municipal issuers have generally not been required to provide ongoing information about their finances and operations to holders of their debt obligations, although a number of cities, counties and other issuers prepare annual reports. Virginia political subdivisions that sell bonds after July 3, 1995, will be subject to Rule 15c2-12 of the Securities and Exchange Commission that requires continuing disclosure, including annual audited financial statements, with respect to those obligations, unless exempted by the Rule.

     Although revenue obligations of the Commonwealth or its political subdivisions may be payable from a specific project or source, including lease rentals, there can be no assurance that future economic difficulties and the resulting impact on Commonwealth and local government finances will not adversely affect the market value of the portfolio of the Fund or the ability

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of the respective obligors to make timely payments of principal and interest on such obligations.

     The Sponsors believe the information summarized above describes some of the more significant events relating to the Virginia Trust. Sources of such information are the official statements of the issuers located in the Commonwealth of Virginia, as well as other publicly available documents and information. While the Sponsors have not independently verified such information, they have no reason to believe it is not correct in all material respects.


                                PUBLIC OFFERING

Offering Price


     The secondary market Public Offering Price per Unit of each Trust is computed by adding a sales charge to the aggregate bid price of the Bonds in such Trust divided by the number of Units thereof outstanding. The method used by the Evaluator for computing the sales charge for secondary market purchases shall be based upon the number of years remaining to maturity of each Bond in the portfolio. Bonds will be deemed to mature on their stated maturity dates unless bonds have been called for redemption, funds have been placed in escrow to redeem them on an earlier call date or are subject to a "mandatory put," in which case the maturity will be deemed to be such other date.


     The table below sets forth the various sales charges based on the length of maturity of each Bond.



                                                         As Percent of Public
Time to Maturity                                            Offering Price



less than 6 months                                              0%

6 mos. to 1 year                                                1%

over 1 yr. to 2 yrs.                                            1 1/2%

over 2 yrs. to 4 yrs.                                           2 1/2%

over 4 yrs. to 8 yrs.                                           3 1/2%

over 8 yrs. to 15 yrs.                                          4 1/2%

over 15 years                                                   5 1/2%



     A proportionate share of accrued interest on the Bonds to the expected date of settlement for the Units is added to the Public Offering Price. Accrued interest is the accumulated and unpaid interest on Bonds from the last day on which interest was paid and is initially accounted for daily by each Trust at the daily rate set forth under "Summary of Essential Information" for each Trust in Part A of this Prospectus. This daily rate is net of estimated fees and expenses. The secondary market Public Offering Price can vary on a daily basis from the amount stated on the cover of Part A of this Prospectus in accordance with fluctuations in the prices of the Bonds. The price to be paid by each investor will be computed on the basis of an evaluation made as of the day the Units are purchased. The aggregate bid price evaluation of the Bonds is determined in the manner set forth under "Trustee Redemption."

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     The Evaluator may obtain current prices for the Bonds from investment dealers or brokers (including the Sponsors) that customarily deal in tax-exempt obligations or from any other reporting service or source of information which the Evaluator deems appropriate.

Accrued Interest

     An amount of accrued interest which represents accumulated unpaid or uncollected interest on a bond from the last day on which interest was paid thereon will be added to the Public Offering Price and paid by the Certificateholder at the time Units are purchased. Since each Trust normally receives the interest on the Bonds twice a year and the interest on the Bonds is accrued on a daily basis (this daily rate is net of estimated fees and expenses), each Trust will always have an amount of interest earned but uncollected by, or unpaid to, the Trustee. A Certificateholder will not recover his proportionate share of accrued interest until the Units of a Trust are sold or redeemed, or such Trust is terminated. At that time, the Certificateholder will receive his proportionate share of the accrued interest computed to the settlement date in the case of sale or termination and to the date of tender in the case of redemption.


Employee Discounts



     Employees (and their families) of Reich & Tang Distributors L.P. (and its affiliates) and of any underwriter of any Trust, pursuant to employee benefit arrangements, may purchase Units of a State Trust at a price equal to the bid side evaluation of the underlying securities in such State Trust divided by the number of Units outstanding plus a reduced sales charge. Such arrangements result in less selling effort and selling expenses than sales to employee groups of other companies. Resales or transfers of Units purchased under the employee benefit arrangements may only be made through the Sponsor's secondary market, so long as it is being maintained.



Distribution of Units

     Certain banks and thrifts will make Units of the Trust available to their customers on an agency basis. A portion of the sales charge paid by their customers is retained by or remitted to the banks. Under the Glass-Steagall Act, banks are prohibited from underwriting Units; however, the Glass-Steagall Act does permit certain agency transactions and the banking regulators have indicated that these particular agency transactions are permitted under such Act. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.

     The Sponsor intends to qualify the Units of each State Trust for sale in only the State for which such Trust is named and certain other states through dealers who are members of the National Association of Securities Dealers, Inc. Units may be sold to dealers at prices which represent a concession of up to $33.00 per Unit, subject to the Sponsor's right to change the dealers' concession from time to time. In addition, for transactions of 1,000,000 Units or more, the Sponsor intends to negotiate the applicable sales charge and such charge will be disclosed to any such purchaser. Such Units may then be distributed to the public by the dealers at the Public Offering Price then in effect. The Sponsor reserves the right to reject, in whole or in part, any order for the purchase of Units. The Sponsor reserves the right to change the discounts from time to time.


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Sponsor's Profits

     The Sponsor will receive a gross commission on all Units sold in the secondary market equal to the applicable sales charge in each transaction (see "Offering Price"). In addition, in maintaining a market for the Units (see "Sponsor Repurchase"), the Sponsor will realize profits or sustain losses in the amount of any difference between the price at which it buys Units and the price at which it resells such Units.

     Participants in the "Total Reinvestment Plan" can designate a broker as the recipient of a dealer concession (see "Total Reinvestment Plan").

Comparison of Public Offering Price, Sponsor's Repurchase Price and Redemption Price


     The secondary market Public Offering Price of Units of each State Trust will be determined on the basis of the current bid prices of the Bonds in such State Trust plus the applicable sales charge. Value at which Units may be resold in the secondary market or redeemed will be determined on the basis of the current bid prices of such Bonds without any sales charge. On the Evaluation Date, the Public Offering Price per Unit of each State Trust (based on the bid price of the Bonds in such State Trust plus the sales charge) each exceeded the Repurchase and Redemption Price per Unit (based upon the bid price of the Bonds in each State Trust without the sales charge) by the amounts shown under "Summary of Essential Information" for each State Trust in Part A of this Prospectus. For this reason, among others (including fluctuations in the market prices of such Bonds and the fact that the Public Offering Price includes the 5-1/2% sales charge), the amount realized by a Certificateholder upon any redemption of Units may be less than the price paid for such Units.



            ESTIMATED LONG TERM RETURN AND ESTIMATED CURRENT RETURN


     Units of each Trust are offered to investors on a "dollar price" basis (using the computation method previously described under "Public Offering Price") as distinguished from a "yield price" basis often used in offerings of tax exempt bonds (involving the lesser of the yield as computed to maturity of bonds or to an earlier redemption date). Since they are offered on a dollar price basis, the rate of return on an investment in Units of each Trust is measured in terms of "Estimated Current Return" and "Estimated Long Term Return".

     Estimated Long Term Return is calculated by: (1) computing the yield to maturity or to an earlier call date (whichever results in a lower yield) for each Bond in a Trust's portfolio in accordance with accepted bond practices, which practices take into account not only the interest payable on the Bond but also the amortization of premiums or accretion of discounts, if any; (2) calculating the average of the yields for the Bonds in each Trust's portfolio by weighing each Bond's yield by the market value of the Bond and by the amount of time remaining to the date to which the Bond is priced (thus creating an average yield for the portfolio of each Trust); and (3) reducing the average yield for the portfolio of each Trust in order to reflect estimated fees and expenses of that Trust and the maximum sales charge paid by Certificateholders. The resulting Estimated Long Term Return represents a measure of the return to Certificateholders earned over the estimated life of each Trust. The Estimated Long Term Return as of the day prior to the Evaluation Date is stated for each Trust under "Summary of Essential Information" in Part A.


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     Estimated Current Return is computed by dividing the Estimated Net Annual
Interest Income per Unit by the Public Offering Price per Unit. In contrast to the Estimated Long Term Return, the Estimated Current Return does not take into account the amortization of premium or accretion of discount, if any, on the Bonds in the portfolios of each Trust. Moreover, because interest rates on Bonds purchased at a premium are generally higher than current interest rates on newly issued bonds of a similar type with comparable rating, the Estimated Current Return per Unit may be affected adversely if such Bonds are redeemed prior to their maturity. On the day prior to the Evaluation Date, the Estimated Net Annual Interest Income per Unit divided by the Public Offering Price resulted in the Estimated Current Return stated for each Trust under "Summary of Essential Information" in Part A.

     The Estimated Net Annual Interest Income per Unit of each Trust will vary with changes in the fees and expenses of the Trustee and the Evaluator applicable to each Trust and with the redemption, maturity, sale or other disposition of the Bonds in each Trust. The Public Offering Price will vary with changes in the bid prices of the Bonds. Therefore, there is no assurance that the present Estimated Current Return or Estimated Long Term Return will be realized in the future.

     A schedule of cash flow projections is available from the Sponsor upon request.


                          RIGHTS OF CERTIFICATEHOLDERS

Certificates

     Ownership of Units of each State Trust is evidenced by registered Certificates executed by the Trustee and the Sponsor. Certificates may be issued in denominations of one or more Units and will bear appropriate notations on their faces indicating which plan of distribution has been selected by the Certificateholder. Certificates are transferable by presentation and surrender to the Trustee properly endorsed and/or accompanied by a written instrument or instrument of transfer. Although no such charge is presently made or contemplated, the Trustee may require a Certificateholder to pay $2.00 for each Certificate reissued or transferred and any governmental charge that may be imposed in connection with each such transfer or interchange. Mutilated, destroyed, stolen or lost Certificates will be replaced upon delivery of satisfactory indemnity and payment of expenses incurred.

Interest and Principal Distributions

     Interest received by each State Trust is credited by the Trustee to the Interest Account of such Trust and a deduction is made to reimburse the Trustee without interest for any amounts previously advanced. Proceeds representing principal received by each State Trust from the maturity, redemption, sale or other disposition of Bonds are credited to the Principal Account of such State Trust.

     Distributions to each Certificateholder of each State Trust from the Interest Account of such State Trust are computed as of the close of business on each Record Date for the following Payment Date and consist of an amount substantially equal to one-twelfth, one-half or all of such Certificateholder's pro rata share of the Estimated Net Annual Interest Income in such Interest Account, depending upon the applicable plan of distribution. Distributions from the Principal Account of each State Trust will be computed as of each semi-annual Record Date, and will be made to the Certificateholders of such State Trust on or shortly after the next semi-annual Payment Date. Proceeds representing principal received from the disposition of any of the

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Bonds between a Record Date and a Payment Date which are not used for redemptions of Units will be held in the appropriate Principal Account and not distributed until the second succeeding semi-annual Payment Date. No distributions will be made to Certificateholders electing to participate in the Total Reinvestment Plan, except as provided thereunder. Persons who purchase Units between a Record Date and a Payment Date will receive their first distribution on the second Payment Date after such purchase.

     Because interest payments are not received by the State Trust at a constant rate throughout the year, interest distributions may be more or less than the amount credited to the Interest Account as of a given Record Date. For the purpose of minimizing fluctuations in the distributions from the Interest Account, the Trustee will advance sufficient funds as may be necessary to provide interest distributions of approximately equal amounts. The Trustee shall be reimbursed, without interest, for these advances to the Interest Account. Funds which are available for future distributions, investment in the Total Reinvestment Plan, payments of expenses and redemptions are in accounts which are non-interest bearing to Certificateholders and are available for use by the Trustee pursuant to normal banking procedures.

     As of the first day of each month, the Trustee will deduct from the Interest Account and, to the extent funds are not sufficient therein, from the Principal Account, amounts necessary to pay the expenses of the Trust (as determined on the basis set forth under "Trust Expenses and Charges"). The Trustee also may withdraw from said accounts such amounts, if any, as it deems necessary to establish a reserve for any applicable taxes or other governmental charges that may be payable out of the Trust. Amounts so withdrawn shall not be considered a part of the Trust's assets until such time as the Trustee shall return all or any part of such amounts to the appropriate accounts. In addition, the Trustee may withdraw from the Interest and Principal Accounts such amounts as may be necessary to cover redemptions of Units by the Trustee.

     The estimated monthly, semi-annual or annual interest distribution per Unit of each State Trust initially will be in the amounts shown under "Summary of Essential Information" in Part A and will change and be reduced as Bonds mature or are redeemed, exchanged or sold, or as expenses of each State Trust fluctuate. No distribution need be made from a Principal Account until the balance therein is an amount sufficient to distribute $1.00 per Unit.

Distribution Elections

     Interest is distributed monthly, semi-annually or annually, depending upon the distribution applicable to the Unit Purchased. Record Dates for interest distributions will be the first day of each month for monthly distributions, the first day of each June and December for semi-annual distributions and the first day of each December for annual distributions. Payment Dates will be the fifteenth day of each month following the respective Record Dates. Certificateholders purchasing Units in the secondary market will initially receive distributions in accordance with the election of the prior owner. Every October each Certificateholder may change his distribution election by notifying the Trustee in writing of such change between October 1 and November 1 of each year. (Certificateholders deciding to change their election should contact the Trustee by calling the number listed on the back cover hereof for information regarding the procedures that must be followed in connection with this written notification of the change of election.) Failure to notify the Trustee on or before November 1 of each year will result in a continuation of the plan for the following 12 months.


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Records

     The Trustee shall furnish Certificateholders in connection with each distribution a statement of the amount of interest, if any, and the amount of other receipts, if any, which are being distributed, expressed in each case as a dollar amount per Unit. Within a reasonable time after the end of each calendar year, the Trustee will furnish to each person who at any time during the calendar year was a Certificateholder of record of a State Trust, a statement showing (a) as to the Interest Account of such State Trust: interest received (including any earned original issue discount and amounts representing interest received upon any disposition of Bonds and earned original discount, if any), amounts paid for redemption of Units, if any, deductions for applicable taxes and fees and expenses of such State Trust, and the balance remaining after such distributions and deductions, expressed both as a total dollar amount and as a dollar amount representing the pro rata share of each Unit outstanding on the last business day of such calendar year; (b) as to such State Trust's Principal Account: the dates of disposition of any Bonds and the net proceeds received therefrom (including any unearned original issue discount but excluding any portion representing accrued interest), deductions for payments of applicable taxes and fees and expenses of such State Trust, amounts paid for redemption of Units, if any, and the balance remaining after such distributions and deductions, expressed both as a total dollar amount and as a dollar amount representing the pro rata share of each Unit outstanding on the last business day of such calendar year; (c) a list of the Bonds held in such State Trust and the number of Units thereof outstanding on the last business day of such calendar year; (d) the Redemption Price per Unit of such State Trust based upon the last computation thereof made during such calendar year; and (e) amounts actually distributed to Certificateholders of such State Trust during such calendar year from the Interest and Principal Accounts, separately stated, expressed both as total dollar amounts and as dollar amounts representing the pro rata share of each Unit outstanding on the last business day of such calendar year.

     The Trustee shall keep available for inspection by Certificateholders, at all reasonable times during usual business hours, books of record and account of its transactions as Trustee, including records of the names and addresses of Certificateholders, Certificates issued or held, a current list of Bonds in the portfolio and a copy of the Trust Agreement.


                                   TAX STATUS


     All Bonds acquired by the State Trusts were accompanied by copies of opinions of bond counsel to the issuing governmental authorities given at the time of original delivery of the Bonds to the effect that the interest thereon is exempt from regular federal income tax and from the respective State income taxes. Such interest may, however, be subject to the federal corporate alternative minimum tax and to state and local taxes in other jurisdictions. Neither the Sponsor nor the Trustee nor their respective counsel have made any review of the proceedings relating to the issuance of the Bonds or the bases for such opinions and express no opinion as to these matters, and neither the Trustee nor the Sponsor nor their respective counsel have made an independent examination or verification that the federal income tax status of the Bonds has not been altered since the time of the original delivery of those opinions.

     In rendering the opinion set forth below, counsel has examined the Agreement, the final form of Prospectus dated the date hereof (the "Prospectus") and the documents referred to therein, among others, and has relied on the validity of said documents and the accuracy and completeness of the facts set forth therein.

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     In the opinion of Battle Fowler LLP, counsel for the Sponsor, under existing law:

          The State Trusts are not associations taxable as corporations for federal income tax purposes under the Internal Revenue Code of 1986 (the "Code"), and income received by each State Trust that consists of interest excludable from federal gross income under the Code will be excludable from the federal gross income of the Certificateholders of such State Trust.

          Each Certificateholder of a State Trust will be considered the owner of a pro rata portion of that State Trust under Section 676(a) of the Code. Thus, each Certificateholder of a State Trust will be considered to have received his pro rata share of Bond interest when it is received by the State Trust, and the entire amount of net income distributable to Certificateholders of a State Trust that is exempt from federal income tax when received by that State Trust will constitute tax-exempt income when received by the Certificateholders.


          Gain (other than any earned original issue discount) realized on sale or redemption of the Bonds or on sale of a Unit is, however, includible in gross income for federal income tax purposes, generally as capital gain, although gain on the disposition of a Bond or a Unit purchased at a market discount generally will be treated as ordinary income, rather than capital gain, to the extent of accrued market discount. (It should be noted in this connection that such gain does not include any amounts received in respect of accrued interest.) Such gain may be long or short-term gain depending on the facts and circumstances. Capital losses are deductible to the extent of capital gains; in addition, up to $3,000 of capital losses of non-corporate Certificateholders may be deducted against ordinary income. Capital assets acquired on or after January 1, 1988 must be held for more than one year to qualify for long-term capital gain treatment. Individuals who realize long-term capital gains will be subject to a maximum tax rate of 28% on such gain.

          Each Certificateholder of a State Trust will realize taxable gain or loss when that State Trust disposes of a Bond (whether by sale, exchange, redemption or payment at maturity), as if the Certificateholder had directly disposed of his pro rata share of such Bond. The gain or loss is measured by the difference between (i) the tax cost of such pro rata share and (ii) the amount received therefor. The Certificateholder's tax cost for each Bond is determined by allocating the total tax cost of each Unit among all the Bonds held in the State Trust (in accordance with the portion of the State Trust comprised by each Bond). In order to determine the amount of taxable gain or loss, the Certificateholder's amount received is similarly allocated at that time. The Certificateholder may exclude from the amount received any amounts that represent accrued interest or the earned portion of any original issue discount but may not exclude amounts attributable to market discount. Thus, when a Bond is disposed of by State Trust at a gain, taxable gain will equal the difference between (i) the amount received and (ii) the amount paid plus any original issue discount (limited, in the case of Bonds issued after June 8, 1980, to the portion earned from the date of acquisition to the date of disposition). Gain on the disposition of a Bond purchased at a market discount generally will be treated as ordinary income, rather than capital gain, to the extent of accrued market discount. No deduction is allowed for the amortization of bond premium on tax-exempt bonds, such as the Bonds, in computing regular federal income tax.



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          Discount generally accrues based on the principle of compounding of accrued interest, not on a straight-line or ratable method, with the result that the amount of earned original issue discount is less in the earlier years and more in the later years of a bond term. The tax basis of a discount bond is increased by the amount of accrued, tax-exempt original issue discount thus determined. This method of calculation will produce higher capital gains (or lower losses) to a Certificateholder, as compared to the results produced by the straight-line method of accounting for original issue discount, upon an early disposition of a Bond by a State Trust or of a Unit by a Certificateholder.

          A Certificateholder may also realize taxable income or loss when a Unit of a State Trust is sold or redeemed. The amount received is allocated among all the Bonds in that State Trust in the same manner as when the State Trust disposes of Bonds and the Certificateholder may exclude accrued interest and the earned portion of any original issue discount (but not amounts attributable to market discount). The return of a Certificateholder's tax cost is otherwise a tax-free return of capital.


          A portion of Social Security benefits is includible in gross income for taxpayers whose "modified adjusted gross income" combined with a portion of their benefits exceeds a base amount. The base amount is $25,000 for an individual, $32,000 for a married couple filing a joint return and zero for married persons filing separate returns. Interest on tax-exempt bonds is to be added to adjusted gross income for purposes of computing the amount of Social Security benefits that are includible in gross income and determining whether an individual's income exceeds the base amount above which a portion of the benefits would be subject to tax.

          Corporate Certificateholders are required to include in federal corporate alternative minimum taxable income 75 percent of the amount by which the adjusted current earnings (which will include tax-exempt interest) of the corporation exceeds alternative minimum taxable income (determined without regard to this item). In addition, in certain cases, Subchapter S corporations with accumulated earnings and profits from Subchapter C years will be subject to a minimum tax on excess "passive investment income" which includes tax-exempt interest.


          Under federal law, interest on Bonds in each State Trust issued by authority of the Government of Puerto Rico is exempt from regular federal income tax and state and local income taxes in the United States and Puerto Rico.

          The State Trusts are not subject to the New York State Franchise Tax on Business Corporations or the New York City General Corporation Tax.


     Messrs. Battle Fowler LLP are also of the opinion that under the personal income tax laws of the State and City of New York, the income of each State Trust will be treated as the income of the Certificateholders. Interest on the Bonds that is exempt from tax under the laws of the State and City of New York when received by the New York Trust will retain its status as tax-exempt interest of the Certificateholders. In addition, non-residents of New York City will not be subject to the City personal income tax on gains derived with respect to their Units. Non-residents of New York State will not be subject to New York State personal income tax on such gains unless the Units are employed in a business, trade or occupation carried on in New York State. A New York State or New York City resident should determine his basis and holding period for his Units in the same manner for New York State and New


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York City tax purposes as for federal tax purposes. For corporations doing business in New York State, interest earned on state and municipal obligations that are exempt from federal income tax, including obligations of New York State, its political subdivisions and instrumentalities, must be included in calculating New York State and New York City entire net income for purposes of computing New York State and New York City franchise (income) tax.

     The exemption of interest on municipal obligations for federal income tax purposes does not necessarily result in exemption under the income tax laws of any state or local government. The laws of such states and local governments vary with respect to the taxation of such obligations. See "Rights of Certificateholders" in this Part B.

     In the opinion of Brown & Wood, special counsel to the Sponsor for California tax matters, under existing California law applicable to individuals who are California residents:

          The California Trust will not be treated as an association taxable as a corporation, and the income of the California Trust will be treated as the income of the Certificateholders. Accordingly, interest on Bonds received by the California Trust that is exempt from personal income taxes imposed by or under the authority of the State of California will be treated for California income tax purposes in the same manner as if received directly by the Certificateholders.

          Each Certificateholder of the California Trust will recognize gain or loss when the California Trust disposes of a Bond (whether by sale, exchange, redemption or payment at maturity) or upon the Certificateholder's sale or other disposition of a Unit. The amount of gain or loss for California income tax purposes will generally be calculated pursuant to the Internal Revenue Code of 1986, as amended, certain provisions of which are incorporated by reference under California law.

     In the opinion of Messrs. Miller, Canfield, Paddock and Stone, special counsel to the Sponsor on Michigan tax matters, under existing law:

          Under the income tax laws of the State of Michigan, the Michigan Trust is not an association taxable as a corporation; the income of the Michigan Trust will be treated as the income of the Certificateholders of the Michigan Trust and be deemed to have been received by them when received by the Michigan Trust. Interest on the Bonds in the Michigan Trust which is exempt from tax under the Michigan income tax laws when received by the Michigan Trust will retain its status as tax-exempt interest to the Certificateholders of the Michigan Trust.

          For purposes of the Michigan income tax laws, each Certificate-holder of the Michigan Trust will be considered to have received his pro rata share of interest on each Bond in the Michigan Trust when it is received by the Michigan Trust, and each Certificateholder will have a taxable event when the Michigan Trust disposes of a Bond (whether by sale, exchange, redemption or payment at maturity) or when the Certificateholder redeems or sells his Certificate, to the extent the transaction constitutes a taxable event for Federal income tax purposes. The tax cost of each Unit to a Certificateholder will be established and allocated for purposes of the Michigan income tax laws in the same manner as such cost is established and allocated for Federal income tax purposes.

          Under the Michigan intangibles tax, the Michigan Trust is not taxable and the pro rata ownership of the underlying Bonds, as well as the interest thereon, will be exempt to the Certificateholders to the

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     extent the Michigan Trust consists of obligations of the State of Michigan or its political subdivisions or municipalities, or obligations of the Government of Puerto Rico, or any other possession of the United States. The Intangibles Tax is being phased out, with reductions of twenty-five percent (25%) in 1994 and 1995, fifty percent (50%) in 1996, and seventy-five percent (75%) in 1997, with total repeal effective January 1, 1998.

          The Michigan Single Business Tax replaced the tax on corporate and financial institution income under the Michigan Income Tax, and the intangible tax with respect to those intangibles of persons subject to the Single Business Tax, the income from which would be considered in computing the Single Business Tax. Persons are subject to the Single Business Tax only if they are engaged in "business activity," as defined in the Act. Under the Single Business Tax, both interest received by the Michigan Trust on the underlying Bonds and any amount distributed from the Michigan Trust to a Certificateholder, if not included in determining taxable income for Federal income tax purposes, is also not included in the adjusted tax base upon which the Single Business Tax is computed, of either the Michigan Trust or the Certificateholders. If the Michigan Trust or the Certificateholders have a taxable event for Federal income tax purposes when the Michigan Trust disposes of a Bond (whether by sale, exchange, redemption or payment at maturity) or the Certificateholder redeems or sells his Certificate, an amount equal to any gain realized from such taxable event which was included in the computation of taxable income for Federal income tax purposes (plus an amount equal to any capital gain of an individual realized in connection with such event but excluded in computing that individual's Federal taxable income) will be included in the tax base against which, after allocation, apportionment and other adjustments, the Single Business Tax is computed. The tax base will be reduced by an amount equal to any capital loss realized from such a taxable event, whether or not the capital loss was deducted in computing Federal taxable income in the year the loss occurred. Certificateholders should consult their tax advisors as to their "business activity" status under Michigan law.

     In the opinion of Saul, Ewing, Remick & Saul, special counsel to the Sponsor on Pennsylvania tax matters, under existing law:

          (1) Units evidencing fractional undivided interests in the Trust, to the extent represented by obligations issued by the Commonwealth of Pennsylvania, any public authority, commission, board or other agency created by the Commonwealth of Pennsylvania, any political subdivision of the Commonwealth of Pennsylvania or any public authority created by any such political subdivision, or by the Government of Puerto Rico or its public authorities, are not taxable under any of the personal property taxes presently in effect in Pennsylvania;

          (2) Distributions of interest income to Certificateholders that would not be taxable if received directly by a Pennsylvania resident are not subject to personal income tax under the Pennsylvania Tax Reform Code of 1971; nor will such interest be taxable under Philadelphia School District Investment Income Tax imposed on Philadelphia resident individuals;

          (3) A Certificateholder which is an individual, estate or trust will have a taxable event under the Pennsylvania state and local income tax referred to in the preceding paragraph upon the redemption or sale of Units;

          (4) A Certificateholder which is a corporation will have a taxable event under the Pennsylvania Corporate Net Income Tax or, if

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     applicable, the Mutual Thrift Institutions Tax, upon the redemption or sale of its Units. Interest income distributed to Certificateholders which are corporations is not subject to Pennsylvania Corporate Net Income Tax or Mutual Thrift Institutions Tax. However, banks, title insurance companies and trust companies may be required to take the value of Units into account in determining the taxable value of their shares subject to Shares Tax;

          (5) Under Act No. 68 of December 3, 1993, gains derived by the Trust from the sale, exchange or other disposition of Pennsylvania Bonds may be subject to Pennsylvania personal or corporate income taxes. Those gains which are distributed by the Trust to Certificateholders who are individuals will be subject to Pennsylvania Personal Income Tax and, for residents of Philadelphia, to Philadelphia School District Investment Income Tax. For Certificateholders which are corporations, the distributed gains will be subject to Corporate Net Income Tax or Mutual Thrift Institutions Tax.

          (6) For Pennsylvania Bonds, gains which are not distributed by the Trust will nevertheless be taxable to Certificateholders if derived by the Trust from the sale, exchange or other disposition of these Bonds issued on or after February 1, 1994. Such gains which are not distributed by the Trust will remain nontaxable to Certificateholders if derived by the Trust from the sale, exchange or other disposition of Bonds issued prior to February 1, 1994. However, for gains from the sale, exchange or other disposition of these Bonds to be taxable under the Philadelphia School District Investment Income Tax, the Bonds must be held for six months or less;

          (7) Gains from the sale, exchange or other disposition of Puerto Rico Bonds will be taxable to Certificateholders if distributed or retained by the Trust. However, for gains from the sale, exchange or other disposition of these Bonds to be taxable under the Philadelphia School District Investment Income Tax, the Bonds must be held for six months or less;

          (8) Units are subject to Pennsylvania inheritance and estate taxes;

          (9) Any proceeds paid under insurance policies issued to the Trustee or obtained by issuers or the underwriters of the Bonds, the Sponsor or others which represent interest on defaulted obligations held by the Trustee will be excludable from Pennsylvania gross income if, and to the same extent as, such interest would have been so excludable if paid in the normal course by the issuer of the defaulted obligations; and

          (10) The Trust is not taxable as a corporation under Pennsylvania tax laws applicable to corporations.

     In the opinion of Hunton & Williams, special counsel to the Sponsors for Virginia tax matters, under existing Virginia law applicable to individuals who are Virginia residents and assuming that the Virginia Trust is a grantor trust under the grantor trust rules of Sections 671-679 of the Code:

          The Virginia Trust will be taxable as a grantor trust for Virginia income tax purposes with the result that income of the Virginia Trust will be treated as income of the Certificateholders of the Virginia Trust. Consequently, the Virginia Trust will not be subject to any income or corporate franchise tax imposed by the Commonwealth of Virginia, or its subdivisions, agencies or instrumentalities.


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          Interest on the Bonds in the Virginia Trust that is exempt from
     Virginia income tax when received by the Virginia Trust will retain its tax exempt status in the hands of the Certificateholders of the Virginia Trust.


          A Certificateholder of the Virginia Trust will realize a taxable event when the Virginia Trust disposes of a Bond (whether by sale, exchange, redemption or payment at maturity) or when the Certificateholder redeems or sells his Units, and taxable gain for Federal income tax purposes may result in taxable gain for Virginia income tax purposes. Certain Bonds, however, may have been issued under Acts of the Virginia General Assembly which provide that all income from such Bond, including any profit from the sale thereof, shall be free from all taxation by the Commonwealth of Virginia. To the extent that any such profit is exempt from Virginia income tax, any such profit received by the Virginia Trust will retain its tax exempt status in the hands of the Certificateholders of the Virginia Trust.


     In the case of Bonds that are industrial revenue bonds ("IRBs") or certain types of private activity bonds, the opinions of bond counsel to the respective issuing authorities indicate that interest on such Bonds is exempt from regular federal income tax. However, interest on such Bonds will not be exempt from regular federal income tax for any period during which such Bonds are held by a "substantial user" of the facilities financed by the proceeds of such Bonds or by a "related person" thereof within the meaning of the Code. Therefore, interest on any such Bonds allocable to a Certificateholder who is such a "substantial user" or "related person" thereof will not be tax-exempt. Furthermore, in the case of IRBs that qualify for the "small issue" exemption, the "small issue" exemption will not be available or will be lost if, at any time during the three-year period beginning on the later of the date the facilities are placed in service or the date of issue, all outstanding tax-exempt IRBs, together with a proportionate share of any present issue, of an owner or principal user (or related person) of the facilities exceeds $40,000,000. In the case of IRBs issued under the $10,000,000 "small issue" exemption, interest on such IRBs will become taxable if the face amount of such IRBs plus certain capital expenditures exceeds $10,000,000.

     In addition, a Bond can lose its tax-exempt status as a result of other subsequent but unforeseeable events such as prohibited "arbitrage" activities by the issuer of the Bond or the failure of the Bond to continue to satisfy the conditions required for the exemption of interest thereon from regular federal income tax. No investigation has been made as to the current or future owners or users of the facilities financed by the Bonds, the amount of such persons' outstanding tax-exempt IRBs, or the facilities themselves, and no assurance can be given that future events will not affect the tax-exempt status of the Bonds. Investors should consult their tax advisors for advice with respect to the effect of these provisions on their particular tax situation.

     Interest on indebtedness incurred or continued to purchase or carry the Units is not deductible for regular federal income tax purposes. In addition, under rules used by the Internal Revenue Service for determining when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of Units may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of Units. Also, in the case of certain financial institutions that acquire Units, in general no deduction is allowed for interest expense allocable to the Units.

     From time to time proposals have been introduced before Congress to restrict or eliminate the federal income tax exemption for interest on debt

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obligations similar to the Bonds in the State Trusts, and it can be expected that similar proposals may be introduced in the future.

     In South Carolina v. Baker, the U.S. Supreme Court held that the federal government may constitutionally require states to register bonds they issue and subject the interest on such bonds to federal income tax if not registered, and that there is no constitutional prohibition against the federal government's taxing the interest earned on state or other municipal bonds. The Supreme Court decision affirms the authority of the federal government to regulate and control bonds such as the Bonds in the Trust and to tax interest on such bonds in the future. The decision does not, however, affect the current exemption from taxation of the interest earned on the Bonds in the Trust in accordance with Section 103 of the Code.

     The opinions of bond counsel to the issuing governmental authorities to the effect that interest on the Bonds is exempt from regular federal income tax may be limited to law existing at the time the Bonds were issued, and may not apply to the extent that future changes in law, regulations or interpretations affect such Bonds. Investors are advised to consult their own tax advisors for advice with respect to the effect of any legislative changes.

                                   LIQUIDITY

Sponsor Repurchase


     The Sponsor, although not obligated to do so, intends to maintain a secondary market for the Units of each State Trust and continuously to offer to repurchase the Units of the Trusts. The Sponsor's secondary market repurchase price will be based on the aggregate bid price of the Bonds in each State Trust portfolio, determined by the Evaluator on a daily basis, and will be the same as the redemption price. (See "Trustee Redemption.") Certificateholders who wish to dispose of their Units should inquire of the Sponsor as to current market prices prior to making a tender for redemption. The Sponsor may discontinue repurchases of Units of a State Trust if the supply of Units exceeds demand, or for other business reasons. The date of repurchase is deemed to be the date on which Certificates representing Units of a State Trust are physically received in proper form by the Sponsor, Reich & Tang Distributors L.P., 600 Fifth Avenue, New York, N.Y. 10020. Units received after 4:00 p.m., New York Time, will be deemed to have been repurchased on the next business day. In the event a market is not maintained for the Units of a State Trust, a Certificateholder may be able to dispose of Units only by tendering them to the Trustee for redemption.


     Prospectuses relating to certain other bond trusts indicate an intention by the Sponsor, subject to change, to repurchase units of those funds on the basis of a price higher than the bid prices of the Bonds in the Trusts. Consequently, depending upon the prices actually paid, the secondary market repurchase price of other trusts may be computed on a somewhat more favorable basis than the repurchase price offered by the Sponsor for Units of these State Trusts, although in all bond trusts, the purchase price per unit depends primarily on the value of the bonds in the trust portfolio.


     Units purchased by the Sponsor in the secondary market may be re-offered for sale by the Sponsor at a price based on the aggregate bid price of the Bonds in a State Trust plus a 5-1/2% sales charge (5.820% of the net amount invested) plus net accrued interest. Any Units that are purchased by the Sponsor in the secondary market also may be redeemed by the Sponsor if it determines such redemption to be in its best interest.


     The Sponsor may, under certain circumstances, as a service to Certificateholders, elect to purchase any Units tendered to the Trustee for

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redemption (see "Trustee Redemption"). For example, if in order to meet redemptions of Units the Trustee must dispose of Bonds, and if such disposition cannot be made by the redemption date (seven calendar days after tender), the Sponsor may elect to purchase such Units. Such purchase shall be made by payment to the Certificateholder not later than the close of business on the redemption date of an amount equal to the Redemption Price on the date of tender.

Trustee Redemption

     Units may also be tendered to the Trustee for redemption at its corporate trust office as set forth in Part A of this Prospectus, upon proper delivery of Certificates representing such Units and payment of any relevant tax. At the present time there are no specific taxes related to the redemption of Units. No redemption fee will be charged by the Sponsor or the Trustee. Units redeemed by the Trustee will be cancelled.

     Certificates representing Units to be redeemed must be delivered to the Trustee and must be properly endorsed or accompanied by proper instruments of transfer with signature guaranteed (or by providing satisfactory indemnity, as in the case of lost, stolen or mutilated Certificates). Thus, redemptions of Units cannot be effected until Certificates representing such Units have been delivered by the person seeking redemption. (See "Certificates.") Certificateholders must sign exactly as their names appear on the faces of their Certificates. In certain instances the Trustee may require additional documents such as, but not limited to, trust instruments, certificates of death, appointments as executor or administrator or certificates of corporate authority.



     Within three calendar days following a tender for redemption, or, if such third day is not a business day, on the first business day prior thereto, the Certificateholder will be entitled to receive in cash an amount for each Unit tendered equal to the Redemption Price per Unit computed as of the Evaluation Time on the date of tender. The "date of tender" is deemed to be the date on which Units are received by the Trustee, except that, with respect to Units received after the close of trading on the New York Stock Exchange, the date of tender is the next day on which such Exchange is open for trading, and such Units will be deemed to have been tendered to the Trustee on such day for redemption at the Redemption Price computed on that day.



     Accrued interest paid on redemption shall be withdrawn from the appropriate Interest Account, or, if the balance therein is insufficient, from the appropriate Principal Account. All other amounts paid on redemption shall be withdrawn from the appropriate Principal Account. The Trustee is empowered to sell Bonds in order to make funds available for redemptions. Such sales, if required, could result in a sale of Bonds by the Trustee at a loss. To the extent Bonds in a State Trust are sold, the size and diversity of such Trust will be reduced.

     The Redemption Price per Unit of a State Trust is the pro rata share of each Unit in such State Trust determined by the Trustee on the basis of (i) the cash on hand in such Trust or monies in the process of being collected, (ii) the value of the Bonds in such State Trust based on the bid prices of such Bonds and (iii) interest accrued thereon, less (a) amounts representing taxes or other governmental charges payable out of such State Trust, (b) the accrued expenses of such State Trust and (c) cash allocated for distribution to Certificateholders of record of such State Trust as of the business day prior to the evaluation being made. The Evaluator may determine the value of the Bonds in such State Trust for purposes of redemption (1) on the basis of current bid prices of the Bonds obtained from dealers or brokers who customarily deal in bonds comparable to those held by such State Trust,

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(2) on the basis of bid prices for bonds comparable to any Bonds for which bid prices are not available, (3) by determining the value of the Bonds by appraisal, or (4) by any combination of the above.

     The Trustee is irrevocably authorized in its discretion, if the Sponsor does not elect to purchase a Unit tendered for redemption or if the Sponsor tenders a Unit for redemption, in lieu of redeeming such Unit, to sell such Unit in the over-the-counter market for the account of the tendering Certificateholder at prices which will return to the Certificateholder an amount in cash, net after deducting brokerage commissions, transfer taxes and other charges, equal to or in excess of the Redemption Price for such Unit. The Trustee will pay the net proceeds of any such sale to the Certificateholder on the day he would otherwise be entitled to receive payment of the Redemption Price.

     The Trustee reserves the right to suspend the right of redemption and to postpone the date of payment of the Redemption Price per Unit for any period during which the New York Stock Exchange is closed, other than customary weekend and holiday closings, or trading on that Exchange is restricted or during which (as determined by the Securities and Exchange Commission) an emergency exists as a result of which disposal or evaluation of the Bonds is not reasonably practicable, or for such other periods as the Securities and Exchange Commission may by order permit. The Trustee and the Sponsor are not liable to any person or in any way for any loss or damage which may result from any such suspension or postponement.

     A Certificateholder who wishes to dispose of his Units should inquire of his bank or broker in order to determine if there is a current secondary market price in excess of the Redemption Price.


                            TOTAL REINVESTMENT PLAN


     Under the Total Reinvestment Plan (the "Plan"), semi-annual and annual Certificateholders may elect to have all interest and principal distributions, if any, with respect to their Units reinvested either in units of various series of "Municipal Securities Trust"* which will have been created shortly before each semi-annual or annual Payment Date (a "Primary Series") or, if units of a Primary Series are not available, in units of a previously formed series of the Trust which have been repurchased by the Sponsor in the secondary market, including the Units being offered hereby (a "Secondary Series") (Primary Series and Secondary Series are hereafter collectively referred to as "Available Series"). June 15 and December 15 of each year in the case of semi-annual Certificateholders and December 15 of each year in the case of annual Certificateholders are "Plan Reinvestment Dates."


     Under the Plan (subject to compliance with applicable blue sky laws), fractional units ("Plan Units") will be purchased from the Sponsor at a price equal to the aggregate offering price per Unit of the bonds in the Available Series portfolio during the initial offering of the Available Series -------- * Certificateholders of a particular State Trust of the Multi-State Trust who participate in the Plan will have reinvestments made in Units from the same State Trust of a similar Multi-State Trust if such Units are available. If no such Units are available for reinvestment, distributions to Certificateholders will be reinvested in Units of regular series of Municipal Securities Trust, the income earned on which may not be exempt from state and local income taxes.



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or at the aggregate bid price per Unit of the Available Series if its initial offering has been completed, plus a sales charge equal to 3.627% of the net amount invested in such bonds or 3-1/2% of the Reinvestment Price per Plan Unit, plus accrued interest, divided by one hundred (the "Reinvestment Price per Plan Unit"). All Plan Units will be sold at this reduced sales charge of 3-1/2% in comparison to the regular sales charge levied on primary and secondary market sales of Units in any series of "Municipal Securities Trust." Participants in the Plan will have the opportunity to designate, in the Authorization Form for the Plan, the name of a broker to whom the Sponsor will allocate a sales commission of 1-1/2% of the Reinvestment Price per Plan Unit, payable out of the 3-1/2% sales charge. If no such designation is made, the Sponsor will retain the sales commission.


     Under the Plan, the entire amount of a participant's income and principal distributions will be reinvested. For example, a Certificateholder who is entitled to receive $130.50 interest income from the Trust would acquire 13.05 Plan Units assuming that the Reinvestment Price per Plan Unit, plus accrued interest, approximated $10 (Ten Dollars).

     A semi-annual or annual Certificateholder may join the Plan at the time he invests in Units of the State Trust or any time thereafter by delivering to the Trustee an Authorization Form which is available from brokers or the Sponsor. In order that distributions may be reinvested on a particular Plan Reinvestment Date, the Authorization Form must be received by the Trustee not later than the 15th day of the month preceding such date. Authorization Forms not received in time for a particular Plan Reinvestment Date will be valid only for the second succeeding Plan Reinvestment Date. Similarly, a participant may withdraw from the program at any time by notifying the Trustee (see below). However, if written confirmation of withdrawal is not given to the Trustee prior to a particular distribution, the participant will be deemed to have elected to participate in the Plan with respect to that particular distribution and his withdrawal would become effective for the next succeeding distribution.

     Once delivered to the Trustee, an Authorization Form will constitute a valid election to participate in the Plan with respect to Units purchased in the Trust (and with respect to Plan Units purchased with the distributions from the Units purchased in the State Trust) for each subsequent distribution as long as the Certificateholder continues to participate in the Plan. However, if an Available Series should materially differ from the Trust in the opinion of the Sponsor, the authorization will be voided and participants will be provided with both a notice of the material change and a new Authorization Form which would have to be returned to the Trustee before the Certificateholder would again be able to participate in the Plan. The Sponsor anticipates that a material difference which would result in a voided authorization would include such facts as the inclusion of bonds in the Available Series portfolio, the interest income on which was not exempt from all Federal income tax, or the inclusion of bonds which were not rated "A" or better by either Standard & Poor's Corporation or Moody's Investors Service, Inc. on the date such bonds were initially deposited in the Available Series portfolio.

     The Sponsor has the option at any time to use units of a Secondary Series to fulfill the requirements of the Plan in the event units of a Primary Series are not available either because a Primary Series is not then in existence or because the registration statement relating thereto is not declared effective in sufficient time to distribute final prospectuses to Plan participants (see below). It should be noted that there is no assurance that the quality and diversification of the Bonds in any Available Series or the estimated current return thereon will be similar to that of this Trust.


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     It is the Sponsor's intention that Plan Units will be offered on or about each semi-annual and annual Record Date for determining who is eligible to receive distributions on the related Payment Date. Such Record Dates are June 1 and December 1 of each year for semi-annual Certificateholders, and December 1 of each year for annual Certificateholders. On each Record Date the Sponsor will send a current Prospectus relating to the Available Series being offered for the next Plan Reinvestment Date along with a letter which reminds each participant that Plan Units are being purchased for him as part of the Plan unless he notifies the Trustee in writing by that Plan Reinvestment Date that he no longer wishes to participate in the Plan. In the event a Primary Series has not been declared effective in sufficient time to distribute a final Prospectus relating thereto and there is no Secondary Series as to which a registration statement is currently effective, it is the Sponsor's intention to suspend the Plan and distribute to each participant his regular semi-annual or annual distribution. If the Plan is so suspended, it will resume in effect with the next Plan Reinvestment Date, assuming units of an Available Series are then being offered.

     To aid a participant who might desire to withdraw either from the Plan or from a particular distribution, the Trustee has established a toll free number (see below) for participants to use for notification of withdrawal, which must be confirmed in writing prior to the Plan Reinvestment Date. Should the Trustee be so notified, it will make the appropriate cash disbursement. Unless the withdrawing participant specifically indicates in his written confirmation that
(a) he wishes to withdraw from the Plan for that particular distribution only, or (b) he wishes to withdraw from the Plan for less than all units of each series of "Municipal Securities Trust" which he might then own (and specifically identifies which series are to continue in the Plan), he will be deemed to have withdrawn completely from the Plan in all respects. Once a participant withdraws completely, he will only be allowed to again participate in the Plan by submitting a new Authorization Form. A sale or redemption of a portion of a participant's Plan Units will not constitute a withdrawal from the Plan with respect to the remaining Plan Units owned by such participant.

     Unless a Certificateholder notifies the Trustee in writing to the contrary, each semi-annual and annual Certificateholder who has acquired Plan Units will be deemed to have elected the semi-annual and annual plan of distribution, respectively, and to participate in the Plan with respect to distributions made in connection with such Plan Units. (Should the Available Series from which Plan Units are purchased for the account of an annual Certificateholder fail to have an annual distribution plan, such Certificateholder will be deemed to have elected the semi-annual plan of distribution, and to participate in the Plan with respect to distributions made, in connection with such Plan Units.) A participant who subsequently desires to have distributions made with respect to Plan Units delivered to him in cash may withdraw from the Plan with respect to such Plan Units and remain in the Plan with respect to units acquired other than through the Plan. Assuming a participant has his distributions made with respect to Plan Units reinvested, all such distributions will be accumulated with distributions generated from the Units of the Trust used to purchase such additional Plan Units. However, distributions related to units in other series of "Municipal Securities Trust" will not be accumulated with the foregoing distributions for Plan purchases. Thus, if a person owns units in more than one series of "Municipal Securities Trust" (which are not the result of purchases under the Plan), distributions with respect thereto will not be aggregated for purchases under the Plan.

     Although not obligated to do so, the Sponsor intends to maintain a market for the Plan Units and continuously to offer to purchase Plan Units at prices based upon the aggregate offering price of the Bonds in the Available Series portfolio during the initial offering of the Available Series, or at

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the aggregate bid price of the Bonds of the Available Series of its initial offering has been completed. The Sponsor may discontinue such purchases at any time. The aggregate bid price of the underlying bonds may be expected to be less than the aggregate offering price. In the event that a market is not maintained for Plan Units, a participant desiring to dispose of his Plan Units may be able to do so only by tendering such Plan Units to the Trustee for redemption at the Redemption Price of the full units in the Available Series corresponding to such Plan Units, which is based upon the aggregate bid price of the underlying bonds as described in the "Municipal Securities Trust" Prospectus for the Available Series in question. If a participant wishes to dispose of his Plan Units, he should inquire of the Sponsor as to current market prices prior to making a tender for redemption to the Trustee.

     Any participant may tender his Plan Units for redemption to the Available Series Trust. Participants may redeem Plan Units by making a written request to the Trustee at the address set forth in Part A, on the Redemption Form supplied by the Trustee. The redemption price per Plan Unit will be determined as set forth in the "Municipal Securities Trust" Prospectus of the Available Series from which such Plan Unit was purchased following receipt of the request and adjusted to reflect the fact that it relates to a Plan Unit. There is no charge for the redemption of Plan Units.

     The Trust Agreement requires that the Trustee notify the Sponsor of any tender of Plan Units for redemption. So long as the Sponsor is maintaining a bid in the secondary market, the Sponsor will purchase any Plan Units tendered to the Trustee for redemption by making payment therefor to the Certificateholder in an amount not less than the redemption price for such Plan Units on the date of tender not later than the day on which such Plan Units otherwise would have been redeemed by the Trustee.

     Participants in the Plan will not receive individual certificates for their Plan Units unless the amount of Plan Units accumulated represents the principal amount of bonds per Unit for the Available Series and, in such case, a written request for certificates is made to the Trustee. All Plan Units will be accounted for by the Trustee on a book entry system. Each time Plan Units are purchased under the Plan, a participant will receive a confirmation stating his cost, number of Units purchased and estimated current return. Questions regarding a participant's statements should be directed to the Trustee by calling the Trustee at the number set forth under "Summary of Essential Information" in Part A of this Prospectus.

     All expenses relating to the operation of the Plan are borne by the Sponsor. Both the Sponsor and the Trustee reserve the right to suspend, modify or terminate the Plan at any time for any reason, including the right to suspend the Plan if the Sponsor is unable or unwilling to establish a Primary Series or is unable to provide Secondary Series Units. All participants will receive notice of any such suspension, modification or termination.


                              TRUST ADMINISTRATION

Portfolio Supervision

     The Sponsor may direct the Trustee to dispose of Bonds in a State Trust upon (i) default in payment of principal or interest on such Bonds, (ii) institution of certain legal proceedings with respect to the issuers of such Bonds, (iii) default under other documents adversely affecting debt service on such Bonds, (iv) default in payment of principal or interest on other obligations of the same issuer or guarantor, (v) with respect to revenue Bonds, decline in revenues and income of any facility or project below the estimated levels calculated by proper officials charged with the construction

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or operation of such facility or project, or (vi) decline in price or the occurrence of other market or credit factors that in the opinion of the Sponsor would make the retention of such Bonds in such State Trust detrimental to the interests of the Certificateholders. If a default in the payment of principal or interest on any of the Bonds occurs and if the Sponsor fails to instruct the Trustee to sell or hold such Bonds, the Trust Agreement provides that the Trustee may sell such Bonds.

     The Sponsor is authorized by the Trust Agreement to direct the Trustee to accept or reject certain plans for the refunding or refinancing of any of the Bonds. Any bonds received in exchange or substitution will be held by the Trustee subject to the terms and conditions of the Trust Agreement to the same extent as the Bonds originally deposited. Within five days after such deposit in a State Trust, notice of such exchange and deposit shall be given by the Trustee to each Certificateholder of such Trust registered on the books of the Trustee, including an identification of the Bonds eliminated and the Bonds substituted therefor. Except as previously stated in the discussion regarding Failed Bonds, the acquisition by a State Trust of any securities other than the Bonds initially deposited is prohibited.

Trust Agreement, Amendment and Termination

     The Trust Agreement may be amended by the Trustee, the Sponsor and the Evaluator without the consent of any of the Certificateholders: (1) to cure any ambiguity or to correct or supplement any provision which may be defective or inconsistent; (2) to change any provision thereof as may be required by the Securities and Exchange Commission or any successor governmental agency; or (3) to make such other provisions in regard to matters arising thereunder as shall not adversely affect the interests of the Certificateholders.


     The Trust Agreement may also be amended in any respect, or performance of any of the provisions thereof may be waived, with the consent of the holders of Certificates evidencing 66-2/3% of the Units then outstanding of each State Trust affected by such amendment for the purpose of modifying the rights of Certificateholders; provided that no such amendment or waiver shall reduce any Certificateholder's interest in a State Trust without his consent or reduce the percentage of Units required to consent to any such amendment or waiver without the consent of the holders of all Certificates. The Trust Certificates in a State Trust then outstanding, to increase the number of Units issuable by such State Trust or to permit the acquisition of any bonds in addition to or in substitution for those initially deposited in such State Trust, except in accordance with the provisions of the Trust Agreement. The Trustee shall promptly notify Certificateholders, in writing, of the substance of any such amendment.


     The Trust Agreement provides that each State Trust shall terminate upon the maturity, redemption or other disposition, as the case may be, of the last of the Bonds held in such State Trust, but in no event is it to continue beyond the end of the calendar year preceding the fiftieth anniversary of the execution of the Trust Agreement. If the value of a State Trust shall be less than the minimum amount set forth under "Summary of Essential Information in Part A" for such State Trust, the Trustee may, in its discretion, and shall when so directed by the Sponsor, terminate such State Trust. Each State Trust may also be terminated at any time with the consent of the holders of Certificates representing 100% of the Units of such State Trust then outstanding. In the event of termination of a State Trust, written notice thereof will be sent by the Trustee to all Certificateholders of such State Trust. Within a reasonable period after termination, the Trustee must sell any Bonds remaining in the terminated State Trust, and, after paying all expenses and charges incurred by such State Trust, distribute to each Certificateholder thereof, upon surrender for cancellation of his Certificate

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for Units, his pro rata share of the Interest and Principal Accounts of such
State Trust.


The Sponsors

     The Sponsor, Reich & Tang Distributors L.P. ("Reich & Tang") (successor to the Unit Investment Trust Division of Bear, Stearns & Co., Inc.), a Delaware limited partnership, is engaged in the brokerage business and is a member of the National Association of Securities Dealers, Inc. Reich & Tang is also a registered investment adviser. Reich & Tang maintains its principal business offices at 600 Fifth Avenue, New York, New York 10020. Reich & Tang Asset Management L.P. ("RTAM LP"), a registered investment adviser, having its principal place of business at 399 Boylston Street, Boston, MA 02116, is the 99% limited partner of the Sponsor. RTAM LP is 99.5% owned by New England Investment Companies, LP ("NEIC LP") and Reich & Tang Asset Management, Inc., a wholly owned subsidiary of NEIC LP, owns the remaining .5% interest of RTAM LP and is its general partner.

     NEIC LP's general partner is New England Investment Companies, Inc. ("NEIC"), a holding company offering a broad array of investment styles across a wide range of asset categories through ten investment advisory/management affiliates and two distribution affiliates. These affiliates in the aggregate are investment advisers or managers to over 57 registered investment companies. Reich & Tang is the successor sponsor for numerous series of unit investment trusts, including: New York Municipal Trust, Series 1 (and Subsequent Series); Municipal Securities Trust, Series 1 (and Subsequent Series), 1st Discount Series (and Subsequent Series), Multi-State Series 1 (and Subsequent Series); Mortgage Securities Trust, Series 1 (and Subsequent Series), Insured Municipal Securities Trust, Series 1 (and Subsequent Series), 5th Discount Series (and Subsequent Series), and Equity Securities Trust, Series 1, Signature Series, Gabelli Communications Income Trust (and Subsequent Series). The information included herein is only for the purpose of informing investors as to the financial responsibility of the Sponsor and its ability to carry out its contractual obligations.

     On August 30, 1996, the merger of New England Mutual Life Insurance Company and Metropolitan Life Insurance Company ("MetLife") became effective, with MetLife being the continuing company. RTAM LP remains a wholly-owned subsidiary of NEIC LP, a New York Stock Exchange listed company, but its sole general partner is now an indirect subsidiary of MetLife. MetLife also indirectly owns a majority of the outstanding limited partnership interest of NEIC LP.

     MetLife is a mutual life insurance company with assets of $142.2 billion at March 31, 1996. It is the second largest life insurance company in the United States in terms of total assets. MetLife provides a wide range of insurance and investment products and services to individuals and groups and is the leader among United States life insurance companies in terms of total life insurance in force, which exceeded $1.2 trillion at March 31, 1996 for MetLife and its insurance affiliates. MetLife and its affiliates provide insurance or other financial services to approximately 36 million people worldwide.

     For certain other Trusts as set forth in the "Summary of Essential Information" in Part A, the Sponsors are Reich & Tang and Gruntal & Co., Incorporated, both of whom have entered into an Agreement Among Co-Sponsors pursuant to which both parties have agreed to act as Co-Sponsors for the Trust. Reich & Tang has been appointed by Gruntal & Co., Incorporated as agent for purposes of taking any action required or permitted to be taken by the Sponsor under the Trust Agreement. If the Sponsors are unable to agree with respect to action to be taken jointly by them under the Trust Agreement and they cannot agree as to which Sponsor shall act as sole Sponsor, then Reich & Tang shall act as sole Sponsor. If one of the Sponsors fails to perform its duties under the Trust Agreement or becomes incapable of acting or


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becomes bankrupt or its affairs are taken over by public authorities, that
Sponsor may be discharged under the Trust Agreement and a new Sponsor may be appointed or the remaining Sponsor may continue to act as Sponsor.

     Gruntal & Co., Incorporated, a Delaware corporation, operates a regional securities broker/dealer from its main office in New York City and branch offices in nine states. The firm is very active in the marketing of investment companies and has signed dealer agreements with many mutual fund groups. Further, through its Syndicate Department, Gruntal & Co. Incorporated has underwritten a large number of Closed-End Funds and has been Co-Manager on the following offerings: Cigna High Income Shares; Dreyfus New York Municipal Income, Inc.; Franklin Principal Maturity Trust and Van Kampen Merritt Limited Term High Income Trust. The Sponsor is liable for the performance of its obligations arising from its responsibilities under the Trust Agreement, but will be under no liability to Certificateholders for taking any action, or refraining from taking any action, in good faith pursuant to the Trust Agreement, or for errors in judgment except in cases of its own willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

     The Sponsor may resign at any time by delivering to the Trustee an instrument of resignation executed by the Sponsor.

     If at any time the Sponsor shall resign or fail to perform any of its duties under the Trust Agreement or becomes incapable of acting or becomes bankrupt or its affairs are taken over by public authorities, then the Trustee may either (a) appoint a successor Sponsor; (b) terminate the Trust Agreement and liquidate the Trust; or (c) continue to act as Trustee without terminating the Trust Agreement. Any successor Sponsor appointed by the Trustee shall be satisfactory to the Trustee and, at the time of appointment, shall have a net worth of at least $1,000,000.


The Trustee



     For certain of the State Trusts, as set forth in the "Summary of Essential Information" in Part A, the Trustee is The Chase Manhattan Bank with its principal executive office located at 270 Park Avenue, New York, New York 10017
(800) 428-8890 and its unit investment trust office at 770 Broadway, New York, New York 10003. Effective on or after November 15, 1996 the address of the Trustee's unit investment trust office will be 4 New York Plaza, New York, New York 10004. The Trustee is subject to supervision by the Superintendent of Banks of the State of New York, the Federal Deposit Insurance Corporation and the Board of Governors of the Federal Reserve System.


     For certain other State Trusts as set forth in the "Summary of Essential Information" in Part A, the Trustee is The Bank of New York, a trust company organized under the laws of New York, having its offices at 101 Barclay Street, New York, New York 10286. The Bank of New York is subject to supervision and examination by the Superintendent of Banks of the State of New York and the Board of Governors of the Federal Reserve System, and its deposits are insured by the Federal Deposit Insurance Corporation to the extent permitted by law. The Trustee must be a banking corporation organized under the laws of the United States or any state which is authorized under such laws to exercise corporate trust powers and must have at all times an aggregate capital, surplus and undivided profits of not less than $5,000,000. The duties of the Trustee are primarily ministerial in nature. The Trustee did not participate in the selection of Securities for the portfolio of the Trust.


     The Trustee shall not be liable or responsible in any way for taking any action, or for refraining from taking any action, in good faith pursuant to the Trust Agreement, or for errors in judgment; or for any disposition of any moneys, Bonds or Certificates in accordance with the Trust

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Agreement, except in cases of its own willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties; provided, however, that the Trustee shall not in any event be liable or responsible for any evaluation made by the Evaluator. In addition, the Trustee shall not be liable for any taxes or other governmental charges imposed upon or in respect of the Bonds or the Trusts which it may be required to pay under current or future law of the United States or any other taxing authority having jurisdiction. The Trustee shall not be liable for depreciation or loss incurred by reason of the sale by the Trustee of any of the Bonds pursuant to the Trust Agreement.

     For further information relating to the responsibilities of the Trustee under the Trust Agreement, reference is made to the material set forth under "Rights of Certificateholders."

     The Trustee may resign by executing an instrument in writing and filing the same with the Sponsor, and mailing a copy of a notice of resignation to all Certificateholders. In such an event the Sponsor is obligated to appoint a successor Trustee as soon as possible. In addition, if the Trustee becomes incapable of acting or becomes bankrupt or its affairs are taken over by public authorities, the Sponsor may remove the Trustee and appoint a successor as provided in the Trust Agreement. Notice of such removal and appointment shall be mailed to each Certificateholder by the Sponsor. If upon resignation of the Trustee no successor has been appointed and has accepted the appointment within thirty days after notification, the retiring Trustee may apply to a court of competent jurisdiction for the appointment of a successor. The resignation or removal of the Trustee becomes effective only when the successor Trustee accepts its appointment as such or when a court of competent jurisdiction appoints a successor Trustee. Upon execution of a written acceptance of such appointment by such successor Trustee, all the rights, powers, duties and obligations of the original Trustee shall vest in the successor.

     Any corporation into which the Trustee may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Trustee shall be a party, shall be the successor Trustee. The Trustee must always be a banking corporation organized under the laws of the United States or any state and have at all times an aggregate capital, surplus and undivided profits of not less than $2,500,000.

The Evaluator


     The Evaluator is Kenny S&P Evaluation Services, a business unit of J. J. Kenny Company, Inc., a subsidiary of The McGraw-Hill Companies, Inc. with main offices located at 65 Broadway, New York, New York 10006. The Evaluator is a wholly-owned subsidiary of McGraw-Hill, Inc. The Evaluator is a registered investment advisor and also provides financial information services.


     The Trustee, the Sponsor and Certificateholders may rely on any evaluation furnished by the Evaluator and shall have no responsibility for the accuracy thereof. Determinations by the Evaluator under the Trust Agreement shall be made in good faith upon the basis of the best information available to it, provided, however, that the Evaluator shall be under no liability to the Trustee, the Sponsor, or Certificateholders for errors in judgment, except in cases of its own willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

     The Evaluator may resign or may be removed by the Sponsor and Trustee, and the Sponsor and the Trustee are to use their best efforts to appoint a satisfactory successor. Such resignation or removal shall become effective upon the acceptance of appointment by the successor Evaluator. If

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upon resignation of the Evaluator no successor has accepted appointment within thirty days after notice of resignation, the retiring Evaluator may apply to a court of competent jurisdiction for the appointment of a successor.


                           TRUST EXPENSES AND CHARGES

     At no cost to the State Trusts, the Sponsor has borne the expenses of creating and establishing the State Trusts, including the cost of initial preparation and execution of the Trust Agreement, registration of the State Trusts and the Units under the Investment Company Act of 1940 and the Securities Act of 1933, preparation and printing of the Certificates, legal and auditing expenses, advertising and selling expenses, initial fees and expenses of the Trustee and other out-of-pocket expenses. The fees of the Evaluator, however, incurred during the initial public offering are paid directly by the Trustee.

     The Sponsor will not charge the State Trust a fee for its services as such. See "Sponsor's Profits."

     The Trustee will receive for its ordinary recurring services to each State Trust an annual fee in the amount set forth under "Summary of Essential Information" in Part A. For a discussion of the services performed by the Trustee pursuant to its obligations under the Trust Agreement, see "Trust Administration" and "Rights of Certificateholders."

     The Evaluator will receive for each daily evaluation of the Bonds in the Trust a fee in the amount set forth under "Summary of Essential Information" in Part A, which fee shall be allocated pro rata among each State Trust.

     The Trustee's and Evaluator's fees applicable to a State Trust are payable monthly as of the Record Date from such State Trust's Interest Account to the extent funds are available and then from such Trust's Principal Account. Both fees may be increased without approval of the Certificateholders by amounts not exceeding proportionate increases in consumer prices for services as measured by the United States Department of Labor's Consumer Price Index entitled "All Services Less Rent."

     The following additional charges are or may be incurred by any or all of the State Trusts: all expenses (including counsel and auditing fees) of the Trustee incurred in connection with its activities under the Trust Agreement, including the expenses and costs of any action undertaken by the Trustee to protect a State Trust and the rights and interests of the Certificateholders; fees of the Trustee for any extraordinary services performed under the Trust Agreement; indemnification of the Trustee for any loss or liability accruing to it without gross negligence, bad faith or willful misconduct on its part, arising out of or in connection with its acceptance or administration of a State Trust; indemnification of the Sponsor for any loss, liabilities and expenses incurred in acting as Sponsor of a State Trust without gross negligence, bad faith or willful misconduct on its part; and all taxes and other governmental charges imposed upon the Bonds or any part of a State Trust (no such taxes or charges are being levied, made or, to the knowledge of the Sponsor, contemplated). The above expenses, including the Trustee's fees, when paid by or owing to the Trustee are secured by a first lien on the State Trust to which such expenses are allocable. In addition, the Trustee is empowered to sell Bonds of a State Trust in order to make funds available to pay all expenses of such State Trust.



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                    EXCHANGE PRIVILEGE AND CONVERSION OFFER

Exchange Privilege


     Certificateholders may elect to exchange any or all of their Units of these Trusts for Units of one or more of any available series of Insured Municipal Securities Trust, Municipal Securities Trust, New York Municipal Trust, Mortgage Securities Trust or Equity Securities Trust (the "Exchange Trusts") at a reduced sales charge as set forth below. Under the Exchange Privilege, the Sponsor's repurchase price during the initial offering period of the Units being surrendered will be based on the market value of the Securities in the Trust portfolio or on the aggregate offer price of the Bonds in the other Trust Portfolios; and, after the initial offering period has been completed, will be based on the aggregate bid price of the Bonds in the particular Trust portfolio. Units in an Exchange Trust will be sold to Certificateholders at a price based on the aggregate offer price of the Bonds in the Exchange Trust portfolio during the initial public offering period of the Exchange Trust; and after the initial public offering period has been completed, based on the aggregate bid price of the Bonds in the Exchange Trust portfolio if its initial offering has been completed, plus accrued interest (or for units of the Equity Securities Trust, based on the market value of the underlying securities in the Equity Trust portfolio), and a reduced sales charge as set forth below.

     Except for Certificateholders who wish to exercise the Exchange Privilege within the first five months of their purchase of Units of Trust, the sales charge applicable to the purchase of units of an Exchange Trust shall be approximately 1.5% of the price of each Exchange Trust unit (or 1,000 Units for the Mortgage Securities Trust or 100 Units for the Equity Securities Trust). For Certificateholders who wish to exercise the Exchange Privilege within the first five months of their purchase of Units of Trust, the sales charge applicable to the purchase of units of an Exchange Trust shall be the greater of (i) 1.5% of the price of each Exchange Trust unit (or 1,000 Units for the Mortgage Securities Trust or 100 Units for the Equity Securities Trust), or
(ii) an amount which when coupled with the sales charge paid by the unitholder upon his original purchase of Units of the Trust at least equals the sales charge applicable in the direct purchase of units of an Exchange Trust. The Exchange Privilege is subject to the following conditions:


          (1) The Sponsor must be maintaining a secondary market in both the Units of the Trust held by the Certificateholder and the Units of the available Exchange Trust. While the Sponsor has indicated its intention to maintain a market in the Units of all Trusts sponsored by it, the Sponsor is under no obligation to continue to maintain a secondary market and therefore there is no assurance that the Exchange Privilege will be available to a Certificateholder at any specific time in the future. At the time of the Certificateholder's election to participate in the Exchange Privilege, there also must be Units of the Exchange Trust available for sale, either under the initial primary distribution or in the Sponsor's secondary market.

          (2) Exchanges will be effected in whole units only. Any excess proceeds from the Units surrendered for exchange will be remitted and the selling Certificateholder will not be permitted to advance any new funds in order to complete an exchange. Units of the Mortgage Securities Trust may only be acquired in blocks of 1,000 Units. Units of the Equity Securities Trust may only be acquired in blocks of 100 units.

          (3) The Sponsor reserves the right to suspend, modify or terminate the Exchange Privilege. The Sponsor will provide Certificateholders of the Trust with 60 days' prior written notice of

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     any termination or material amendment to the Exchange Privilege, provided that, no notice need be given if (i) the only material effect of an amendment is to reduce or eliminate the sales charge payable at the time of the exchange, to add one or more series of the Trust eligible for the Exchange Privilege or to delete a series which has been terminated from eligibility for the Exchange Privilege, (ii) there is a suspension of the redemption of units of an Exchange Trust under Section 22(e) of the Investment Company Act of 1940, or (iii) an Exchange Trust temporarily delays or ceases the sale of its units because it is unable to invest amounts effectively in accordance with its investment objectives, policies and restrictions. During the 60 day notice period prior to the termination or material amendment of the Exchange Privilege described above, the Sponsor will continue to maintain a secondary market in the units of all Exchange Trusts that could be acquired by the affected Certificateholders. Certificateholders may, during this 60 day period, exercise the Exchange Privilege in accordance with its terms then in effect. In the event the Exchange Privilege is not available to a Certificateholder at the time he wishes to exercise it, the Certificateholder will immediately be notified and no action will be taken with respect to his Units without further instructions from the Certificateholder.

     To exercise the Exchange Privilege, a Certificateholder should notify the Sponsor of his desire to exercise his Exchange Privilege. If Units of a designated, outstanding series of an Exchange Trust are at the time available for sale and such Units may lawfully be sold in the state in which the Certificateholder is a resident, the Certificateholder will be provided with a current prospectus or prospectuses relating to each Exchange Trust in which he indicates an interest. He may then select the Trust or Trusts into which he desires to invest the proceeds from his sale of Units. The exchange transaction will operate in a manner essentially identical to a secondary market transaction except that units may be purchased at a reduced sales charge.

     Example: Assume that after the initial public offering has been completed, a Certificateholder has five units of a Trust with a current value of $700 per unit which he has held for more than 5 months and the Certificateholder wishes to exchange the proceeds for units of a secondary market Exchange Trust with a current price of $725 per unit. The proceeds from the Certificateholder's original units will aggregate $3,500. Since only whole units of an Exchange Trust may be purchased under the Exchange Privilege, the Certificateholder would be able to acquire four units (or 4,000 Units of the Mortgage Securities Trust or 400 Units of the Equity Securities Trust) for a total cost of $2,943.50 ($2,900 for unit and $43.50 for the sales charge). The remaining $556.50 would be remitted to the Certificateholder in cash. If the Certificateholder acquired the same number of units at the same time in a regular secondary market transaction, the price would have been $3,059.80 ($2,900 for units and $159.50 for the sales charge, assuming a 5 1/2% sales charge times the public offering price).

The Conversion Offer


     Certificateholders of any registered unit investment trust for which there is no active secondary market in the units of such trust (a "Redemption Trust") may elect to redeem such units and apply the proceeds of the redemption to the purchase of available Units of one or more series of Municipal Securities Trust, Insured Municipal Securities Trust, Mortgage Securities Trust, New York Municipal Trust or Equity Securities Trust (the "Conversion Trusts") at the Public Offering Price for units of the Conversion Trust based on a reduced sales charge as set forth below. Under the Conversion Offer, units of the Redemption Trust must be tendered to the trustee of such trust for redemption at the redemption price, which is based


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upon the market value of the underlying securities in the Trust portfolio or the aggregate bid side evaluation of the underlying bonds in such trust and is generally about 1 1/2% to 2% lower than the offering price for such bonds. The purchase price of the units will be based on the aggregate offer price of bonds in the Conversion Trust portfolio during its initial offering period; or, at a price based on the aggregate bid price of the underlying bonds if the initial public offering of the Conversion Trust has been completed, plus accrued interest, and a sales charge as set forth below. If the participant elects to purchase units of the Equity Securities Trust under the Conversion Offer, the purchase price of the units will be based, at all times, on the market value of the underlying securities in the Trust portfolio plus a sales charge.


     Except for Certificateholders who wish to exercise the Conversion Offer within the first five months of their purchase of units of a Redemption Trust, the sales charge applicable to the purchase of Units of the Conversion Trust shall be 1.5% per Unit (or per 1,000 Units for the Mortgage Securities Trust or per 100 Units for the Equity Securities Trust). For Certificateholders who wish to exercise the Conversion Offer within the first five months of their purchase of units of a Redemption Trust, the sales charge applicable to the purchase of Units of a Conversion Trust shall be the greater of (i) 1.5% per Unit (or per 1,000 Units for the Mortgage Securities Trust or per 100 Units for the Equity Securities Trust) or (ii) an amount which when coupled with the sales charge paid by the unitholder upon his original purchase of units of the Redemption Trust at least equals the sales charge applicable in the direct purchase of Units of a Conversion Trust. The Conversion Offer is subject to the following limitations:

          (1) The Conversion Offer is limited only to Certificateholders of any Redemption Trust, defined as a unit investment trust for which there is no active secondary market at the time the Certificateholder elects to participate in the Conversion Offer. At the time of the unit owner's election to participate in the Conversion Offer, there also must be available units of a Conversion Trust, either under a primary distribution or in the Sponsor's secondary market.

          (2) Exchanges under the Conversion Offer will be effected in whole units only. Certificateholders will not be permitted to advance any new funds in order to complete an exchange under the Conversion Offer. Any excess proceeds from units being redeemed will be returned to the unit owner. Units of the Mortgage Securities Trust may only be acquired in blocks of 1,000 units. Units of the Equity Securities Trust may only be acquired in blocks of 100 units.

          (3) The Sponsor reserves the right to modify, suspend or terminate the Conversion Offer at any time without notice to Certificateholders of Redemption Trusts. In the event the Conversion Offer is not available to a unit owner at the time he wishes to exercise it, the unit owner will be notified immediately and no action will be taken with respect to his units without further instruction from the unit owner. The Sponsor also reserves the right to raise the sales charge based on actual increases in the Sponsor's costs and expenses in connection with administering the program, up to a maximum sales charge of $20 per unit (or per 1,000 units for the Mortgage Securities Trust or per 100 units for the Equity Securities Trust).

     To exercise the Conversion Offer, a unit owner of a Redemption Trust should notify his retail broker of his desire to redeem his Redemption Trust Units and use the proceeds from the redemption to purchase Units of one or more of the Conversion Trusts. If Units of a designated, outstanding series of a Conversion Trust are at that time available for sale and if such Units may lawfully be sold in the state in which the unit owner is a resident,

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the unit owner will be provided with a current prospectus or prospectuses relating to each Conversion Trust in which he indicates an interest. He then may select the Trust or Trusts into which he decides to invest the proceeds from the sale of his Units. The transaction will be handled entirely through the unit owner's retail broker. The retail broker must tender the units to the trustee of the Redemption Trust for redemption and then apply the proceeds to the redemption toward the purchase of units of a Conversion Trust at a price based on the aggregate offer or bid side evaluation per Unit of the Conversion Trust, depending on which price is applicable, plus accrued interest and the applicable sales charge. The certificates must be surrendered to the broker at the time the redemption order is placed and the broker must specify to the Sponsor that the purchase of Conversion Trust Units is being made pursuant to the Conversion Offer. The unit owner's broker will be entitled to retain $5 of the applicable sales charge.

     Example: Assume a unit owner has five units of a Redemption Trust which has held for more than 5 months with a current redemption price of $675 per unit based on the aggregate bid price of the underlying bonds and the unit owner wishes to participate in the Conversion Offer and exchange the proceeds for units of a secondary market Conversion Trust with a current price of $750 per Unit. The proceeds from the unit owner's redemption of units will aggregate $3,375. Since only whole units of a Redemption Trust may be purchased under the Conversion Offer, the unit owner will be able to acquire four units of the Conversion Trust (or 4,000 units of the Mortgage Securities Trust or 400 units of the Equity Securities Trust) for a total cost of $3,045 ($3,000 for units and $45 for the sales charge). The remaining $330 would be remitted to the unit owner in cash. If the unit owner acquired the same number of Conversion Trust units at the same time in a regular secondary market transaction, the price would have been $3,165.00 ($3,000 for units and $165.00 sales charge, assuming a 5 1/2% sales charge times the public offering price).

Description of the Exchange Trusts and the Conversion Trusts


     Municipal Securities Trust and New York Municipal Trust may be appropriate investment vehicles for an investor who is more interested in tax-exempt income. The interest income from New York Municipal Trust is, in general, also exempt from New York State and local New York income taxes, while the interest income from Municipal Securities Trust is subject to applicable New York State and local New York taxes, except for that portion of the income which is attributable to New York and Puerto Rico obligations in the Trust portfolio, if any. The interest income from each State Trust of the Municipal Securities Trust, Multi-State Series is, in general, exempt from state and local taxes when held by residents of the state where the issuers of bonds in such State Trusts are located. The Insured Municipal Securities Trust combines the advantages of providing interest income free from regular federal income tax under existing law with the added safety of irrevocable insurance. Insured Navigator Series further combines the advantages of providing interest income free from regular federal income tax and state and local taxes when held by residents of the state where issuers of bonds in such state trusts are located with the added safety of irrevocable insurance. Mortgage Securities Trust offers an investment vehicle for investors who are interested in obtaining safety of capital and a high level of current distributions of interest income through investment in a fixed portfolio of collateralized mortgage obligations. Equity Securities Trust offers investors an opportunity to achieve capital appreciation together with a high level of income.


Tax Consequences of the Exchange Privilege and the Conversion Offer

     A surrender of units pursuant to the Exchange Privilege or the Conversion Offer will constitute a "taxable event" to the Certificateholder

                                      -75-
C/M:  11939.0001 82600.5
under the Code. The Certificateholder will recognize a tax gain or loss that will be of a long or short-term capital or ordinary income nature depending on the length of time the units have been held and other factors. A Certificateholder's tax basis in the Units acquired pursuant to the Exchange Privilege or Conversion Offer will be equal to the purchase price of such Units. Investors should consult their own tax advisors as to the tax consequences to them of exchanging or redeeming units and participating in the Exchange Privilege or Conversion Offer.


                                 OTHER MATTERS

Legal Opinions


     The legality of the Units originally offered and certain matters relating to federal and New York tax law have been passed upon by Battle Fowler LLP, 75 East 55th Street, New York, New York 10022, or Berger Steingut Tarnoff & Stern, 600 Madison Avenue, New York, New York 10022, as counsel for the Sponsor. Certain matters relating to California tax law have been passed upon by Brown & Wood, as special California counsel to the Sponsor. Certain matters relating to Michigan tax law have been passed upon by Miller, Canfield, Paddock and Stone, as special Michigan counsel to the Sponsor. Certain matters relating to Pennsylvania tax law have been passed upon by Saul, Ewing, Remick & Saul, as special Pennsylvania counsel to the Sponsor. Certain matters relating to Virginia tax law have been passed upon by Hunton & Williams, as special Virginia counsel to the Sponsor. Carter, Ledyard & Milburn, Two Wall Street, New York, New York 10005 have acted as counsel for The Chase Manhattan Bank. Messrs. Booth & Baron, 122 East 42nd Street, New York, New York 10168, have acted as counsel for The Bank of New York.



Independent Accountants



     The financial statements of the Trusts for the year ended June 30, 1996 included in Part A of this Prospectus have been examined by Price Waterhouse LLP, independent accountants. The financial statements have been so included in reliance on their report given upon the authority of said firm as experts in accounting and auditing. KPMG Peat Marwick LLP has consented to the incorporation by reference of their report on the statements of operations and changes in net assets for the Trusts included in Part A of this Prospectus for the periods ended June 30, 1994 and June 30, 1995, respectively.



                          DESCRIPTION OF BOND RATINGS*


Standard & Poor's Ratings Services


     A brief description of the applicable Standard & Poor's Corporation rating symbols and their meanings is as follows:

     A Standard & Poor's corporate or municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific debt obligation. This assessment of creditworthiness may take into consideration obligors such as guarantors, insurers, or lessees.

     The bond rating is not a recommendation to purchase or sell a security, inasmuch as it does not comment as to market price.

     The ratings are based on current information furnished to Standard & Poor's by the issuer and obtained by Standard & Poor's from other sources it considers reliable. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information.

--------
*    As described by the rating agencies.


                                      -76-
C/M:  11939.0001 82600.5

     The ratings are based, in varying degrees, on the following considerations:

     (a) Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

     (b)  Nature of and provisions of the obligation.

     (c) Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     AAA -- This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

     AA -- Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and they differ from AAA issues only in small degrees.

     A -- Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

     BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

     Plus (+) or Minus (-): To provide more detailed indications of credit quality, the ratings from "AA" to "BB" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Moody's Investors Service

     A brief description of the applicable Moody's Investors Service, Inc.'s rating symbols and their meanings is as follows:

     Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements which make the long term risks appear somewhat larger than in Aaa securities.

     A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

                                      -77-
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




     Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Those bonds in the A and Baa group which Moody's believes possess the strongest investment attributes are designated by the symbol A 1 and Baa 1. Other A bonds comprise the balance of the group. These rankings (1) designate the bonds which offer the maximum in security within their quality group, (2) designate bonds which can be bought for possible upgrading in quality and (3) additionally afford the investor an opportunity to gauge more precisely the relative attractiveness of offerings in the market place.

     Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

     Con-Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are debt obligations secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

                                     * * *


                                      -78-
C/M:  11939.0001 82600.5

                    FOR USE WITH MUNICIPAL SECURITIES TRUST


                             MULTISTATE SERIES 1-11



===============================================================================



          AUTHORIZATION FOR INVESTMENT IN MUNICIPAL SECURITIES TRUST,
                            MULTI-STATE SERIES ____


                       TRP PLAN - TOTAL REINVESTMENT PLAN


I hereby elect to participate in the TRP Plan and am the owner of ____ units of __________ Trust.

I hereby authorize The Bank of New York, Trustee, to pay all semi-annual or annual distributions of interest and principal (if any) with respect to such units to The Bank of New York, Wall Street Trust Division, as TRP Plan Agent, who shall immediately invest the distributions in units of the available series of The State Trust above or, if unavailable, of other available series of regular Municipal Securities Trust.

The foregoing authorization is subject in              Date ____________, 19__
all respects to the terms and conditions of participation set forth in the prospectus relating to such available series.


------------------------------------    ------------------------------------
Registered Holder (print)               Registered Holder (print)


------------------------------------    ------------------------------------
Registered Holder Signature             Registered Holder Signature
                                              (Two signatures if joint tenancy)


My Brokerage Firm's Name

Street Address

City, State and Zipcode

Salesman's Name ___________________ Salesman's No.


===============================================================================


                UNIT HOLDERS NEED ONLY DATE AND SIGN THIS FORM.



                              MAIL TO YOUR BROKER
                                       OR
                              THE BANK OF NEW YORK
                      ATTN: UNIT INVESTMENT TRUST DIVISION
                               101 BARCLAY STREET
                            NEW YORK, NEW YORK 10286

C/M: 11939.0001 82600.5

                    FOR USE WITH MUNICIPAL SECURITIES TRUST


                            MULTISTATE SERIES 12-46



===============================================================================



          AUTHORIZATION FOR INVESTMENT IN MUNICIPAL SECURITIES TRUST,
                            MULTI-STATE SERIES ____


                       TRP PLAN - TOTAL REINVESTMENT PLAN


I hereby elect to participate in the TRP Plan and am the owner of ____ units of __________ Trust.


I hereby authorize The Chase Manhattan Bank, Trustee, to pay all semi-annual or annual distributions of interest and principal (if any) with respect to such units to The Chase Manhattan Bank, as TRP Plan Agent, who shall immediately invest the distributions in units of the available series of The State Trust above or, if unavailable, of other available series of regular Municipal Securities Trust.


The foregoing authorization is subject in              Date ____________, 19__
all respects to the terms and conditions of participation set forth in the prospectus relating to such available series.


------------------------------------    ------------------------------------
Registered Holder (print)                     Registered Holder (print)


------------------------------------    ------------------------------------
Registered Holder Signature                   Registered Holder Signature
                                              (Two signatures if joint tenancy)


My Brokerage Firm's Name

Street Address

City, State and Zip Code

Salesman's Name ___________________ Salesman's No.


===============================================================================


                UNIT HOLDERS NEED ONLY DATE AND SIGN THIS FORM.


                              MAIL TO YOUR BROKER
                                       OR
                            THE CHASE MANHATTAN BANK
                       ATTN: THE UIT REINVESTMENT UNIT A
                                  770 BROADWAY
                            NEW YORK, NEW YORK 10003



C/M:  11939.0001 82600.5


                                   INDEX

Title                                                                  Page                     *   *   *
                                                                                       MUNICIPAL SECURITIES TRUST
Summary of Essential Information....................................    A-5                MULTI-STATE SERIES
Information Regarding the Trust.....................................    A-9
Financial and Statistical Information...............................   A-12             (A Unit Investment Trust)
Audit and Financial Information
                                                                                               Prospectus
  Report of Independent Accountants.................................    F-1
  Statement of Net Assets...........................................    F-2             Dated:  October 1 , 1996
  Statement of Operations...........................................    F-3
  Statement of Changes in Net Assets................................    F-6                     Sponsor:
  Notes to Financial Statements.....................................   F-10
  Portfolio.........................................................   F-13          Reich & Tang Distributors L.P.
                                                                                            600 Fifth Avenue
The Trust...........................................................      1               New York, N.Y.  10020
The State Trusts....................................................      8                   212-830-5200
Public Offering.....................................................     49
Estimated Long Term Return and Estimated                                                (and for certain Trusts:)
  Current Return....................................................     51            Gruntal & Co. Incorporated
Rights of Certificateholders........................................     52                  14 Wall Street
Tax Status..........................................................     54             New York, New York 10005
Liquidity...........................................................     61                  (212) 267-8800
Total Reinvestment Plan.............................................     63
Trust Administration................................................     66                     Trustee:
Trust Expenses and Charges..........................................     71
Exchange Privilege and Conversion Offer.............................     72             The Chase Manhattan Bank
Other Matters.......................................................     76                   770 Broadway
Description of Bond Ratings.........................................     76               New York, N.Y.  10003
                                                                                              800-882-9898
                  Parts A and B of this Prospectus do not contain all of the                       or
information set forth in the registration statement and exhibits relating thereto,        The Bank of New York
filed with the Securities and Exchange Commission, Washington, D.C., under                 101 Barclay Street
the Securities Act of 1933, and to which reference is made.                               New York, N.Y.  10286
                                                                                              800-431-8002

                                                                                               Evaluator:

                                                                                     Kenny S&P Evaluation Services,
                                                                                               65 Broadway
                                                                                          New York, N.Y.  10006




     This Prospectus does not constitute an offer to sell, or a solicitation of any offer to buy, securities in any state to any person to whom it is not lawful to make such offer in such state.

                                     * * *


     No person is authorized to give any information or to make any representations not contained in Parts A and B of this Prospectus; and any information or representation not contained herein must not be relied upon as having been authorized by the Trust, the Trustee, the Evaluator, or the Sponsor. The Trust is registered as a unit investment trust under the Investment Company Act of 1940. Such registration does not imply that the Trust or any of its Units have been guaranteed, sponsored, recommended or approved by the United States or any state or any agency or officer thereof.



C/M:  11939.0001 82600.5